EXHIBIT 10.U


POOLING AND
SERVICING AGREEMENT, dated as of May 26, 1995 by and among FINGERHUT FINANCIAL SERVICES RECEIVABLES, INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor, DIRECT MERCHANTS CREDIT
CARD BANK, N.A., a national banking organization orga nized and existing under the laws of the United States of America, as Servicer, and The Bank of New York
(Delaware), a Delaware banking corporation organized and existing under the laws of the State of Delaware, as Trustee.

          In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Certificateholders:


                       ARTICLE I

                       DEFINITIONS

          Section 1.1  Definitions.  Whenever used in
this Agreement, the following words and phrases shall have the following meanings:

          "Account" shall mean each revolving credit consumer credit card account established pursuant to a Contract between a Credit Card Originator and any Person, which on the Initial Closing Date is an Eligible Account or, with respect to accounts transferred to the Trust after the Initial Closing Date, is an Additional Account or a Supplemental Account. The definition of Account shall include each Transferred Account but shall not include any Accounts containing Ineligible Receivables and reassigned to the Transferor pursuant to Section 2.4.
The term "Account" shall be deemed to refer to an Addi tional Account or Supplemental Account only from and after the Addition Date with respect thereto, and the term "Account" shall be deemed to refer to any Removed
Account only prior to the Removal Date with respect thereto.

          "Addition Date" shall mean each date as of which Receivables under Additional Accounts or Supplemen tal Accounts are included in the Trust as Accounts pursu ant to Section 2.6.

          "Additional Account" shall mean each revolving credit consumer credit card account owned by a Credit
Card Originator coming into existence after the Initial
Closing Date which is an Approved Account that the Trans feror has not elected to exclude from the Trust. Any such election shall be made by the Transferor or the Servicer providing to the Trustee a written notice there of clearly identifying such excluded accounts.

          "Adjustment Payment" shall have the meaning specified in subsection 3.8(a).

          "Affiliate" means, with respect to a particular
Person, any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.

          "Aggregate Invested Amount" shall mean, as of any date of determination, the sum of the Invested
Amounts of all Series of Certificates issued and out standing on such date of determination.

          "Aggregate Investor Percentage" with respect to each of Principal Collections, Finance Charge Collections and Defaulted Receivables, as the case may be, shall mean, as of any date of determination, the sum of such Investor Percentages of all Series of Certificates issued and outstanding on such date of determination; provided, however, that the Aggregate Investor Percentage shall not exceed 100%.

          "Aggregate Principal Receivables" shall mean, for any day, the aggregate amount of Principal Receiv ables at the end of such day.

          "Agreement" shall mean this Pooling and Servic ing Agreement and all amendments hereof and supplements hereto, including any Supplement.

          "Amortization Period" shall mean, with respect to any Series, the period following the Revolving Period for such Series, which shall be the Amortization Period, the Early Amortization Period, or other amortization or accumulation period, in each case as defined with respect to such Series in the related Supplement.

          "Amortization Period Commencement Date" shall mean with respect to any Series, the date on which the Amortization Period with respect thereto commences.

          "Applicable Tax State" shall mean, as of any date of determination, each state as to which any of the following is then applicable: (a) a state in which the Trustee maintains its principal corporate trust office,
(b) a state in which the Transferor maintains its princi pal executive offices, and (c) a state in which the Servicer regularly conducts servicing and collection operations which are not limited to ministerial activi ties and which relate to a material portion of the Receiv ables.

          "Applicants" shall have the meaning specified in Section 6.7.

          "Appointment Day" shall have the meaning speci fied in subsection 9.2(a).

          "Approved Account" shall mean each (i) Eligible
Account that is a MasterCard or VISA account or (ii) any other revolving credit consumer credit card account the inclusion in the Trust of which would not cause a Ratings
Event.

          "Authentication Agent" shall have the meaning specified in Section 6.8.

          "Authorized Newspaper" shall mean a newspaper of general circulation in the Borough of Manhattan, The
City of New York printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

          "Bank Receivables Purchase Agreement" shall mean the amended and restated receivables purchase agree ment dated as of May 26, 1995 between FCI, as purchaser of such Receivables, and DMCCB, as seller of Receivables, as amended from time to time and any other receivables purchase agreement between FCI, as purchaser of Receiv ables, and a Credit Card Originator, as seller of such Receivables.

          "Base Rate" shall mean, with respect to any outstanding Series, the amount which the related Supple ment specifies as the "Base Rate".

          "Bearer Certificates" shall have the meaning specified in Section 6.1.

          "Bearer Rules" shall mean the provisions of the Internal Revenue Code, in effect from time to time, governing the treatment of bearer obligations, including sections 163(f), 871, 881, 1441, 1442 and 4701, and any regulations thereunder including, to the extent applica ble to any Series, proposed or temporary regulations of the Internal Revenue Service.

          "Benefit Plan" shall mean (i) an employee benefit plan (as defined in Section 3(3) of ERISA that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan").

          "Book-Entry Certificates" shall mean certifi cates evidencing a beneficial interest in the Investor
Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as de scribed in Section 6.10; provided, that after the occur rence of a condition whereupon book-entry registration and transfer are no longer authorized and Definitive
Certificates are to be issued to the Certificate Owners, such certificates shall no longer be "Book-Entry Certifi cates."

          "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, Minnesota, Utah, Nebraska, Oklahoma or Dela ware (or, with respect to any Series, any additional city specified in the related Supplement) are authorized or obligated by law or executive order to be closed, and such other days in each year designated by the Servicer in writing to the Trustee by the first day of December in the preceding year.

          "Cash Equivalents" shall mean, unless otherwise provided in the Supplement with respect to any Series,
(a) negotiable instruments or securities represented by instruments in bearer or registered form which evidence
(i) obligations of or fully guaranteed by the United
States of America; (ii) time deposits, promissory notes, or certificates of deposit of any depositary institution or trust company; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits of such depositary institution or trust company shall have a credit rating from Standard & Poor's of A-1+ and from Moody's of P-1; (iii) commercial paper having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from Standard &
Poor's of A-1+ and from Moody's of P-1; (iv) bankers acceptances issued by any depositary institution or trust company described in clause (a)(ii) above; and (v) in vestments in money market funds rated AAA-m or AAA-mg by Standard & Poor's and Aaa by Moody's or otherwise ap proved in writing by Moody's and Standard & Poor's; (b) time deposits and demand deposits in the name of the Trust or the Trustee in any depositary institution or trust company referred to in clause (a)(ii) above; (c) securities not represented by an instrument that are registered in the name of the Trustee or its nominee
(which may not be FCI or an Affiliate) upon books main tained for that purpose by or on behalf of the issuer thereof and identified on books maintained for that purpose by the Trustee as held for the benefit of the Trust or the Certificateholders, and consisting of (x) shares of an open end diversified investment company which is registered under the Investment Company Act which (i) invests its assets exclusively in obligations of or guaranteed by the United States of America or any instrumentality or agency thereof having in each instance a final maturity date of less than one year from their date of purchase or other Cash Equivalents, (ii) seeks to maintain a constant net asset value per share, (iii) has aggregate net assets of not less than $100,000,000 on the date of purchase of such shares and (iv) which the Rating
Agency designates in writing will not result in a with drawal or downgrading of its then current rating of any Series rated by it or (y) Eurodollar time deposits of a depository institution or trust company that are rated A-
1+ by Standard & Poor's and P-1 by Moody's; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the Eurodollar deposits of such depositary institution or trust company shall have a credit rating from Standard & Poor's of A-1+ and P-1 by Moody's; (d) a guaranteed investment contract
(guaranteed as to timely payment) which each Rating
Agency designates in writing will not result in a with drawal or downgrading of its then current rating of any Series rated by it; (e) repurchase agreements transacted with either (i) an entity subject to the United States federal bankruptcy code, provided, however, that (A) the term of the repurchase agreement is consistent with the requirements with regard to the maturity of Cash Equiva lents specified herein or in the applicable Supplement for the applicable account or is due on demand, (B) the Trustee or a third party acting solely as agent for the Trustee has possession of the collateral, (C) the Trustee on behalf of the Trust has a perfected first priority security interest in the collateral, (D) the market value of the collateral is maintained at the requisite collat eral percentage of the obligation in accordance with standards of the Rating Agencies, (E) the failure to maintain the requisite collateral level will obligate the Trustee to liquidate the collateral as promptly as prac ticable upon instructions from the Servicer, (F) the securities subject to the repurchase agreement are either obligations of, or fully guaranteed as to principal and interest by, the United States of America or any agency or any instrumentality or agency thereof, certificates of deposit or bankers acceptances and (G) the securities subject to the repurchase agreement are free and clear of any third party lien or claim, or (ii) a financial insti tution insured by the FDIC, or any broker-dealer with "retail-customers" that is under the jurisdiction of the Securities Investors Protection Corp. ("SIPC"), provided, however, that (A) the market value of the collateral is maintained at the requisite collateral percentage of the obligation in accordance with the standards of the Rating
Agencies, (B) the Trustee or a third party (with a rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively) acting solely as agent for the Trustee has possession of the collateral, (C) the collateral is free and clear of third party liens and, in the case of an SIPC broker, was not acquired pursuant to a repurchase or reverse repurchase agreement and (D) the failure to main tain the requisite collateral percentage will obligate the Trustee to liquidate the collateral upon instructions from the Servicer; provided, however, that at the time of the Trust's investment or contractual commitment to invest in any repurchase agreement the short-term depos its or commercial paper rating of such entity or institu tion in subsections (i) and (ii) above shall have a credit rating of P-1 or A-1+ or their equivalent from each Rating Agency; and (f) any other investment if the Rating Agency confirms in writing that such investment will not adversely affect its then current rating of the Investor Certificates.

          "CEDEL" shall mean Cedel Bank, societe anonyme.

          "Certificate" shall mean any one of the Inves tor Certificates of any Series or the Exchangeable Trans feror Certificate.

          "Certificateholder" or "Holder" shall mean the Person in whose name a Certificate is registered in the Certificate Register and, if applicable, the holder of any Bearer Certificate or Coupon, as the case may be.

          "Certificate Interest" shall mean interest payable in respect of the Investor Certificates of any Series pursuant to Article IV of the Agreement as supple mented by the Supplement for such Series.

          "Certificate Owner" shall mean, with respect to a Book-Entry Certificate, the Person who is the benefi cial owner of such Book-Entry Certificate, as may be reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clear ing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

          "Certificate Principal" shall mean principal payable in respect of the Investor Certificates of any Series pursuant to Article IV of this Agreement.

          "Certificate Rate" shall mean, with respect to any Series of Certificates (or, for any Series with more than one Class, for each Class of such Series), the percentage (or formula on the basis of which such rate shall be determined) stated in the related Supplement.

          "Certificate Register" shall mean the register maintained pursuant to Section 6.3, providing for the registration of the Certificates and transfers and ex changes thereof.

          "Class" shall mean, with respect to any Series, any one of the classes of Certificates of that Series as specified in the related Supplement.

          "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

          "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency or Foreign Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing
Agency or Foreign Clearing Agency.

          "Closing Date" shall mean, with respect to any Series, the date of issuance of such Series of Certifi cates, as specified in the related Supplement.

          "Collection Account" shall have the meaning specified in subsection 4.2(a).

          "Collections" shall mean all payments received by the Servicer in respect of the Eligible Receivables in the form of cash, checks or any other form of payment in accordance with the Contract in effect from time to time on any Eligible Receivables.

          "Contract" means an agreement between a Credit
Card Originator and another Person for the extension of revolving credit, including pursuant to a credit card, in the form of a written contract, invoice, or revolving credit agreement (but shall not include any agreement or plan relating to the extension of credit on a closed-end basis).

          "Corporate Trust Office" shall mean the princi pal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at White Clay Center, Route 273, Newark, Delaware
19711, Attention: Corporate Trust Specialized Agency
Services.

          "Coupon" shall have the meaning specified in
Section 6.1.

          "Credit and Collection Policy" means the writ ten policies and procedures of the applicable Credit Card
Originator relating to the operation of its consumer revolving credit card business, including, without limita tion, the written policies and procedures for determining the creditworthiness of credit card customers, the exten sion of credit to credit card customers and relating to the maintenance of credit card accounts and collection of receivables with respect thereto, as such policies and procedures may be amended, modified, or otherwise changed from time to time.

          "Credit Card Originator" shall mean DMCCB and its successors or assigns under the Bank Receivables
Purchase Agreement and/or any transferee of the Accounts from DMCCB or any other originator of accounts which enters into a receivables purchase agreement with DMCCB, FCI or the Transferor in accordance with the provisions of this Agreement.

          "Daily Report" shall mean a report in the form specified in subsection 1.2(e) as may be supplemented pursuant to any Supplement.

          "Date of Processing" shall mean, with respect to any transaction, the date on which such transaction is settled according to the Servicer's (or, in the case of a Credit Card Originator, such Credit Card Originator's) computer master file of revolving credit accounts.

          "Default Amount" shall mean, (i) on any Busi ness Day other than the Default Recognition Date, the aggregate amount of Principal Receivables in Accounts which became Defaulted Accounts on such Business Day and
(ii) on any Default Recognition Date the aggregate amount of Principal Receivables in Accounts which became De faulted Accounts during the then current Monthly Period
(other than such Accounts which were included in clause
(i)).

          "Default Recognition Date" shall mean the last day of each calendar month; provided, however that with respect to any Monthly Period the "related Default Recog nition Date" shall mean the Default Recognition Date occurring closest to the last day of such Monthly Period and any amounts allocated or applied on such Default
Recognition Date shall be deemed to apply to the related
Monthly Period.

          "Defaulted Account" shall mean each Account with respect to which, in accordance with the Credit and Collection Policy or the Servicer's customary and usual servicing procedures, the Servicer has charged off the Receivables in such Account as uncollectible; an Account shall become a Defaulted Account on the day on which such Receivables are recorded as charged off as uncollectible on the Servicer's computer master file of consumer credit card revolving accounts. Notwithstanding any other provi sion hereof, any Receivables in a Defaulted Account that are Ineligible Receivables shall be treated as Ineligible
Receivables rather than Receivables in Defaulted
Accounts.

          "Defeasance Account" shall have the meaning specified in the applicable Supplement.

          "Definitive Certificate" shall have the meaning specified in Section 6.10.

          "Depositary" shall have the meaning specified in Section 6.10.

          "Depositary Agreement" shall mean, with respect to each Series, the agreement among the Transferor, the Trustee and the Clearing Agency, or as otherwise provided in the related Supplement.

          "Determination Date" shall mean the second
Business Day prior to each Distribution Date.

          "Discount Option Receivables" shall mean, on and after the date on which the Transferor's exercise of its discount option pursuant to Section 2.8 takes effect, the sum of (a) the aggregate Discount Option Receivables at the end of the prior day (which amount, prior to the date on which the Transferor's exercise of its discount option takes effect and with respect to Receivables generated prior to such date, shall be zero) plus (b) any New Discount Option Receivables created on such day minus
(c) any Discount Option Receivables Collections received on such Date of Processing.

          "Discount Option Receivable Collections" shall mean on any Date of Processing, on and after the date on which the Transferor's exercise of its discount option pursuant to Section 2.8 takes effect, the product of (a) a fraction the numerator of which is the amount of Dis count Option Receivables and the denominator of which is the sum of the Principal Receivables and the Discount
Option Receivables in each case (for both numerator and denominator) at the end of the prior Date of Processing,
(b) Collections of Principal Receivables and Discount
Option Receivables received on such Date of Processing and (c) a fraction the numerator of which is the aggre gate amount of Principal Receivables arising on each Date of Processing falling on or after the date on which the Transferor exercises its discount option and the denomi nator of which is the Aggregate Principal Receivables on such Date of Processing.

          "Discount Percentage" shall mean the fixed percentage, if any, designated by the Transferor pursuant to Section 2.8.

          "Disposition" shall have the meaning specified in Section 9.2(a).

          "Distribution Account" shall have the meaning specified in subsection 4.2(c).

          "Distribution Date" shall mean, unless other wise specified in any Supplement for the related Series, the twentieth day of each month or, if such twentieth day is not a Business Day, the next succeeding Business Day.

          "DMCCB" shall mean Direct Merchants Credit Card
Bank, N.A., a national banking organization organized and existing under the laws of the United States of America.

          "Dollars", "$" or "U.S. $" shall mean United
States dollars.

          "Eligible Account" shall mean, as of the Ini tial Closing Date (or, with respect to Additional Ac counts, on the date of creation thereof, or, with respect to Supplemental Accounts, as of the date the Receivables arising in such Accounts are designated for inclusion in the Trust), each revolving credit consumer credit card ac count owned by a Credit Card Originator:

          (a)  which is payable in Dollars;

          (b) the Obligor on which has provided, as its initial billing address, an address located in the United
States or its territories or possessions or a United
States military address;

          (c)  which has not been identified by the
applicable Credit Card Originator or any of its Affili ates in its computer files as stolen or lost;

          (d)  which is not at the time of transfer to
the Trust sold or pledged to any other party and which does not have Receivables which, at the time of transfer to the Trust, are sold or pledged to any other party (pro vided that Receivables which were sold or pledged prior to the Closing Date, but were repurchased free of all Liens or where all Liens were released prior to the sale hereunder, shall not be disqualified under this clause
(d)); and

          (e)  the Receivables in which the applicable
Credit Card Originator has not charged off in its custom ary and usual manner for charging off Receivables in such Accounts as of the Initial Closing Date (or, with respect to Additional Accounts, as of the date the Receivables of such Accounts are first designated for inclusion in the Trust) unless such Account is subsequently reinstated.

          "Eligible Receivable" shall mean each Receiv able that satisfies each of the following criteria: (a) arises under an Account, (b) it is not sold or pledged to any other party, (c) it constitutes an "account," "chat tel paper" or a "general intangible" as each are defined in Article 9 of the UCC as then in effect in each Rele vant UCC State, (d) it is at the time of its transfer to the Trust the legal, valid, and binding obligation of, or is guaranteed by, a Person who is competent to enter into a contract and incur debt and is enforceable against such person in accordance with its terms, (e) it was created or acquired in compliance, in all material respects, with all Requirements of Law applicable to the Credit Card
Originator and pursuant to a Contract that complies, in all material respects, with all Requirements of Law applicable to the Credit Card Originator (including without limitation, laws, rules and regulations relating to truth in lending, usury, fair credit billing, fair credit reporting, equal credit opportunity and fair debt collection practices), (f) all material consents, licens es, or authorizations of, or registrations with, any Governmental Authority required to be obtained or given in connection with the creation of such Receivable or the execution, delivery, creation, and performance of the related Contract have been duly obtained or given and are in full force and effect as of the date of the creation of such Receivables and (g) immediately prior to giving effect to the sale, the Transferor or the Trust will have good and marketable title free and clear of all Liens and security interests arising under or through the Transfer or (other than Permitted Liens).

          "Enhancement" shall mean, with respect to any Series, any cash collateral account, cash collateral guaranty, collateral invested amount, letter of credit, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate cap, interest rate swap, subordination of the rights of one Class or one Series to another, or any other contract, agreement or arrangement for the benefit of the Certificateholders of such Series (or Certificateholders of a Class within such Series) as designated in the applicable Supplement.

          "Enhancement Provider" shall mean, with respect to any Series, the Person, if any, designated as such in the related Supplement.

          "ERISA" shall mean the Employee Retirement
Income Security Act of 1974, as amended from time to time.

          "Euroclear Operator" shall mean Morgan Guaranty
Trust Company of New York, Brussels, Belgium office, as operator of the Euroclear System.

          "Excess Funding Account" shall have the meaning specified in subsection 4.2(d).

          "Exchange" shall mean either of the procedures described in Section 6.9(b).

          "Exchangeable Transferor Certificate" shall mean the certificate executed by the Transferor and authenticated by the Trustee, substantially in the form of Exhibit A and exchangeable as provided in Section 6.9;
provided, that at any time there shall be only one Ex changeable Transferor Certificate.

          "Exchange Date" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in subsection 6.9(b).

          "Exchange Notice" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in subsection 6.9(b).

          "Extended Trust Termination Date" shall have the meaning specified in subsection 12.1(a).

          "FCI" shall mean Fingerhut Companies, Inc. a corporation organized and existing under the laws of the State of Minnesota.

          "FDIC" shall mean the Federal Deposit Insurance
Corporation, or any successor thereto.

          "Finance Charge Collections" shall mean, with respect to any Business Day, Collections received by the Servicer with respect to Finance Charge Receivables on such Business Day.

          "Finance Charge Receivables" shall mean the sum of (w) all amounts billed from time to time to the Obligors on any Account in respect of (i) Periodic Fi nance Charges, (ii) overlimit fees, (iii) late charges,
(iv) returned check fees, (v) annual membership fees and annual service charges, if any, (vi) transaction charges,
(vii) cash advance fees and (viii) similar fees and charges, excluding fees and charges for insurance and insurance type products, plus (x) Recoveries, (y) invest ment earnings on amounts credited to the Excess Funding
Account and (z) Discount Option Receivables, if any.

          "FFSRI" shall mean Fingerhut Financial Services
Receivables, Inc., a Delaware corporation.

          "Foreign Clearing Agency" shall mean CEDEL and the Euroclear Operator.

          "Global Certificate" shall have the meaning specified in Section 6.13.

          "Governmental Authority" shall mean the United
States of America, any state or other political subdivi sion thereof and any entity exercising executive, legis lative, judicial, regulatory or administrative functions of or pertaining to government.

          "Holder" or "Certificateholder" shall mean the Person in whose name a Certificate is registered in the Certificate Register, and if applicable, the holder of any Bearer Certificate or Coupon, as the case may be.

          "Ineligible Receivable" means any Receivable that does not satisfy the definition of Eligible Receiv able.

          "Initial Closing Date" shall mean May 30, 1995.

          "Initial Invested Amount" shall mean, with respect to any Series of Certificates, the amount stated in the related Supplement.

          "Insolvency Event" shall have the meaning specified in subsection 9.2(a).

          "Interest Funding Account" shall have the meaning specified in subsection 4.2(b).

          "Internal Revenue Code" shall mean the Internal
Revenue Code of 1986, as amended from time to time.

          "Invested Amount" shall have, with respect to any Series of Certificates, the meaning stated in the related Supplement.

          "Investment Company Act" shall mean the Invest ment Company Act of 1940, as amended from time to time.

          "Investor Account" shall mean each of the Interest Funding Account, any Principal Account, the
Excess Funding Account, any Distribution Account and any
Series Account.

          "Investor Certificate" shall mean any one of the certificates (including, without limitation, the Bearer Certificates or the Registered Certificates) executed by the Transferor and authenticated by the Trustee substantially in the form (or forms in the case of a Series with multiple classes) of the investor cer tificate or variable funding certificate attached to the related Supplement.

          "Investor Certificateholder" shall mean the
Holder of an Investor Certificate.

          "Investor Charge Off" shall have, with respect to each Series, the meaning specified in the applicable
Supplement.

          "Investor Default Amount" shall have, with respect to any Series of Certificates, the meaning stated in the related Supplement.

          "Investor Exchange" shall have the meaning specified in subsection 6.9(b).

          "Investor Percentage" shall mean, with respect to Principal Collections, Finance Charge Collections and
Receivables in Defaulted Accounts, and with respect to any Series of Certificates, the percentage specified in the related Supplement.

          "Lien" shall mean any lien, security interest or other encumbrance; provided, however, that any assign ment pursuant to Section 7.2 shall not be deemed to constitute a Lien.

          "Minimum Aggregate Principal Receivables" shall mean, as of any date of determination, the sum of the numerators used in the calculation of the Investor Per centages for Principal Collections for all outstanding
Series on such date of determination.

          "Minimum Retained Interest" shall mean the product of the weighted average Minimum Retained Percent ages for all Series and the sum of the outstanding prin cipal amounts of all Classes of all Series.

          "Minimum Retained Percentage" shall mean, for any Series, the Minimum Retained Percentage specified in the Supplement for that Series.

          "Minimum Transferor Interest" shall mean, as of any date of determination, the product of (i) the sum of
(a) the aggregate Principal Receivables and (b) the amounts on deposit in the Excess Funding Account and (ii) the Minimum Transferor Percentage.

          "Minimum Transferor Percentage" shall mean the highest Minimum Transferor Percentage specified in any Supplement.

          "Monthly Investor Servicing Fee" shall mean the
Servicing Fee payable to the Servicer with respect to a Monthly Period.

          "Monthly Period" shall mean, unless otherwise defined with respect to a Series in the related Supple ment, the period from and including the first day of each fiscal month of the Transferor to and including the last day of such fiscal month.

          "Moody's" shall mean Moody's Investors Service,
Inc. or its successor.

          "New Discount Option Receivables" shall mean, on any Date of Processing on and after the date on which the Transferor's exercise of its discount option pursuant to Section 2.8 takes effect, the product of the amount of any Principal Receivables created on such Date of Pro cessing (without reducing the amount of Principal Receiv ables by the amount of Financial Charge Receivables which are Discount Option Receivables) and the Discount Per centage.

          "Obligor" shall mean a Person obligated to make payments with respect to a Receivable arising under an Account pursuant to a Contract.

          "Officer's Certificate" shall mean a certifi cate signed by any Vice President, Treasurer, Assistant
Treasurer or more senior officer of the Transferor or Servicer and delivered to the Trustee.

          "Opinion of Counsel" shall mean a written opinion of counsel, who may be counsel for or an employee of the Person providing the opinion, and who shall be reasonably acceptable to the Trustee.

          "Paying Agent" shall mean any paying agent appointed pursuant to Section 6.6 and shall initially be the Trustee.

          "Pay Out Commencement Date" shall mean, with respect to each Series, the date on which (a) a Trust Pay
Out Event is deemed to occur pursuant to Section 9.1 or
(b) a Series Pay Out Event is deemed to occur pursuant to the Supplement for such Series.

          "Pay Out Event" shall mean, with respect to each Series, a Trust Pay Out Event or a Series Pay Out
Event.

          "Periodic Finance Charges" shall have, with respect to any Account, the meaning specified in the Contract applicable to such Account for finance charges
(due to periodic rate) or any similar term.

          "Permitted Lien" shall mean with respect to the
Receivables: (i) Liens in favor of the Transferor creat ed pursuant to the Purchase Agreement assigned to the Trustee pursuant to this Agreement; (ii) Liens in favor of the Trustee pursuant to this Agreement; and (iii)
Liens that secure the payment of taxes, assessments and governmental charges or levies, if such taxes are either
(a) not delinquent or (b) being contested in good faith by appropriate legal or administrative proceedings and as to which adequate reserves in accordance with generally accepted accounting principles shall have been estab lished.

          "Person" shall mean any legal person, including any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

          "Pool Factor" shall mean, as of any Record
Date, a number carried out to seven decimals representing the ratio of the applicable Invested Amount as of such Record Date (determined after taking into account any reduction in the Invested Amount which will occur on the following Distribution Date) to the applicable Initial
Invested Amount unless otherwise specified with respect to a Series in the related Supplement.

          "Portfolio Yield" shall mean, with respect to any Monthly Period and any outstanding Series, the amount which the related Supplement specifies as the "Portfolio
Yield" for such Monthly Period.

          "Principal Account" shall have the meaning specified in subsection 4.2(b).

          "Principal Collections" shall mean, with re spect to any Business Day, the Collections received with respect to each Principal Receivable on such Business
Day.

          "Principal Receivables" shall mean amounts shown on the Servicer's records as amounts payable by Obligors with respect to Eligible Receivables on any Account other than such amounts that are Finance Charge
Receivables (including Discount Option Receivables) or Re ceivables in Defaulted Accounts and shall include, with out limitation, amounts payable for purchases of goods or services or cash advances. A Receivable shall be deemed to have been created at the end of the day on the Date of Processing of such Receivable. In calculating the aggre gate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts on such day.

          "Principal Shortfalls" shall mean, with respect to any Business Day and any outstanding Series, the amount which the related Supplement specifies as the "Principal Shortfall" for such Business Day.

          "Principal Terms" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in subsection 6.9(c).

          "Prospective Pay Out Event" shall have the meaning specified in subsection 2.3(m).

          "Publication Date" shall have the meaning specified in subsection 9.2(a).

          "Purchase Agreement" shall mean the purchase agreement dated as of May 26, 1995 between the Transferor as purchaser of such Receivables, and FCI, as seller of such Receivables as may be amended from time to time.

          "Qualified Institution" shall have the meaning specified in subsection 4.2(a).

          "Rating Agency" shall mean, with respect to each Series, the rating agency or agencies, if any, specified in the related Supplement.

          "Ratings Event" shall mean, with respect to any Class of any outstanding Series rated by a Rating
Agency, a reduction or withdrawal of the rating of any such Class by a Rating Agency.

          "Reassignment Date" shall have the meaning specified in subsection 2.4(e).

          "Receivable" shall mean all of the indebtedness of any Obligor under an Account, including the right to receive payment of any interest or finance charges and other obligations of such Obligors with respect thereto.
Each receivable includes, without limitation, all rights of the Transferor under the applicable Contract.

          "Record Date" shall mean, with respect to any Distribution Date, unless otherwise specified in the applicable Supplement, the Business Day preceding such Distribution Date, except that, with respect to any Definitive Certificates, Record Date shall mean the fifth day of the then current Monthly Period.

          "Recoveries" shall mean any amounts received by the Servicer with respect to Receivables in Accounts that previously became Defaulted Accounts.

          "Registered Certificates" shall have the mean ing specified in Section 6.1.

          "Related Person" shall mean a Person that is an Affiliate of FCI, any Investor Certificateholder, any
Enhancement Provider, or any Person whose status would violate the conditions for a trustee contained in Section
(4)(i) of Rule 3a-7 under the Investment Company Act of
1940, as amended.

          "Relevant UCC State" shall mean each jurisdic tions in which the filing of a UCC financing statement is necessary to perfect the ownership interest and security interest of the Transferor pursuant to the Purchase Agree ment or the ownership or security interest of the Trustee established under this Agreement.

          "Removal Date" shall have the meaning specified in subsection 2.7(b).

          "Removal Notice Date" shall mean the day, no later than the fifth Business Day prior to a Removal
Date, on which the Transferor gives notice to the Trustee pursuant to Section 2.7(a) of its intention to remove
Accounts from the Trust.

          "Removed Accounts" shall have the meaning specified in subsection 2.7(a).

          "Requirements of Law" for any Person shall mean the certificate of incorporation or articles of associa tion and by-laws or other organizational or governing documents of such Person, and any material law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject.

          "Responsible Officer" shall mean any officer within the Corporate Trust Office (or any successor group of the Trustee), including the President, any Vice Presi dent or any other officer of the Trustee customarily performing functions similar to those performed by any person who at the time shall be an above-designated officer and who shall have direct responsibility for the administration of this Agreement.

          "Retained Interest" shall mean, on any date of determination, the sum of the Transferor Interest and the Invested Amount represented by any Transferor Retained
Certificate.

          "Retained Percentage" shall mean, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Retained Interest and the denominator of which is the aggregate amount of Principal
Receivables at the end of the day immediately prior to such date of determination plus all amounts on deposit in the Excess Funding Account (but not including investment earnings on such amounts).

          "Revolving Period" shall have, with respect to each Series, the meaning specified in the related Supple ment.

          "Secured Obligations" shall have the meaning specified in Section 2.1.

          "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

          "Series" shall mean any series of Investor
Certificates, which may include within any such Series a Class or Classes of Investor Certificates subordinate to another such Class or Classes of Investor Certificates.

          "Series Account" shall mean any account or accounts established pursuant to a Supplement for the benefit of the related Series.

          "Series Allocation Percentage" shall mean with respect to any Series, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Invested Amount of such Series and the denom inator of which is the sum of the Invested Amounts of all Series then outstanding.

          "Series Pay Out Event" shall have, with respect to any Series, the meaning specified in the related
Supplement.

          "Series Servicing Fee Percentage" shall mean, with respect to any Series, the amount specified as such in the related Supplement.

          "Series Termination Date" shall mean, with respect to any Series of Certificates, the date stated as such in the related Supplement.

          "Servicer" shall mean initially DMCCB and there after any Person appointed as successor as herein provid ed to service the Receivables.

          "Servicer Default" shall have the meaning specified in Section 10.1.

          "Servicing Fee" shall have the meaning speci fied in the related Supplements.

          "Settlement Statement" shall mean a report in the form specified in subsection 1.2(e) as may be supple mented pursuant to any Supplement.

          "Shared Principal Collections" shall mean, with respect to any Business Day, the aggregate amount of Principal Collections for all outstanding Series that the related Supplements specify are to be treated as "Shared
Principal Collections" available to be allocated to other
Series for such Business Day.

          "Standard & Poor's" shall mean Standard &
Poor's Ratings Group or its successor.

          "Successor Servicer" shall have the meaning specified in subsection 10.2(a).

          "Supplement" shall mean, with respect to any Series, a supplement to this Agreement complying with the terms of Section 6.9 of this Agreement, executed in conjunction with any issuance of Certificates of such Series (or, in the case of the issuance of Certificates on the Initial Closing Date, the supplement executed in connection with the issuance of such Certificates).

          "Supplemental Accounts" shall have the meaning specified in subsection 2.6(b).

          "Supplemental Certificate" shall have the meaning specified in subsection 6.9(d).

          "Termination Notice" shall have, with respect to any Series, the meaning specified in Section 10.1.

          "Transfer" shall mean transfer, sell, exchange, pledge, hypothecate, participate, or otherwise assign, in whole or in part.

          "Transfer Agent and Registrar" shall have the meaning specified in Section 6.3 and shall initially be The Bank of New York (Delaware).

          "Transfer Date" shall mean, with respect to any Series, the Business Day immediately prior to each Dis tribution Date.

          "Transferor" shall mean Fingerhut Financial
Services Receivables, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

          "Transferor Exchange" shall have the meaning specified in subsection 6.9(b).

          "Transferor Interest" shall mean, on any date of determination, the aggregate amount of Principal
Receivables at the end of the day immediately prior to such date of determination plus all amounts on deposit in the Excess Funding Account (but not including investment earnings on such amounts) at the end of such immediately preceding day, minus the Aggregate Invested Amount at the end of such immediately preceding day.

          "Transferor Percentage" shall mean, on any date of determination, when used with respect to Principal
Collections, Finance Charge Collections and Receivables in Defaulted Accounts, a percentage equal to 100% minus the Aggregate Investor Percentage with respect to such categories of Receivables.

          "Transferor Retained Certificates" shall mean
Investor Certificates of any Series which the Transferor is required to retain pursuant to the terms of any Sup plement.

          "Transferor Retained Class" shall mean any Class of Investor Certificates of any Series which the Transferor retained pursuant to the terms of any Supple ment.

          "Transferred Account" shall mean an Account with respect to which a new credit account number has been issued by the applicable Credit Card Originator under circumstances resulting from a lost or stolen credit card and not requiring standard application and credit evaluation procedures under the Credit and Collec tion Policy.

          "Trigger Event" shall have the meaning speci fied in subsection 9.2(a).

          "Trust" shall mean the trust created by this Agreement, the corpus of which shall consist of the Trust
Property.

          "Trust Extension" shall have the meaning speci fied in subsection 12.1(a).

          "Trust Pay Out Event" shall have, with respect to each Series, the meaning specified in Section 9.1.

          "Trust Property" shall have the meaning as signed in Section 2.1.

          "Trust Termination Date" shall mean the earli est to occur of (i) unless a Trust Extension shall have occurred, the day after the Distribution Date with re spect to any Series following the date on which funds shall have been deposited in the Distribution Account or the applicable Series Account for the payment of Investor
Certificateholders of each Series then issued and out standing sufficient to pay in full the Aggregate Invested
Amount plus interest accrued at the applicable Certifi cate Rate through the end of the day prior to the Distri bution Date with respect to each such Series and certain other amounts as may be specified in any Series Supple ment, (ii) if a Trust Extension shall have occurred, the Extended Trust Termination Date, and (iii) the date speci fied in Section 12.1.

          "Trustee" shall mean The Bank of New York
(Delaware), a banking corporation organized and existing under the laws of Delaware, and its successors and any Person resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee appointed as herein provided.

          "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in the appli cable jurisdiction.

          "Undivided Interest" shall mean the undivided interest in the Trust evidenced by an Investor Certifi cate.

          "Variable Funding Certificates" shall mean a Series of Investor Certificates, in one or more Classes, issued pursuant to Section 6.9 and a Variable Funding
Supplement.

          "Variable Funding Supplement" shall mean a Supplement executed in connection with the issuance of Variable Funding Certificates.

          Section 1.2  Other Definitional Provisions.

          (a)  All terms defined in any Supplement or
this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.1, and accounting terms partially defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting princi ples. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

          (c)  The agreements, representations and war
ranties of DMCCB in this Agreement and in any Supplement in its capacity as Servicer and of FFSRI in its capacity as Transferor shall be deemed to be the agreements, repre sentations and warranties of DMCCB and FFSRI solely in each such capacity for so long as either of them acts in each such capacity under this Agreement.

          (d) The words "hereof," "herein" and "hereun der" and words of similar import when used in this Agree ment shall refer to any Supplement or this Agreement as a whole and not to any particular provision of this Agree ment or any Supplement; and Section, subsection, Schedule and Exhibit references contained in this Agreement or any Supplement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement or any Supplement unless otherwise specified.

          (e) The Daily Report and Settlement Statement shall be in substantially the forms of Exhibits B and C, with such changes as the Servicer may determine to be necessary or desirable; provided, however, that no such change shall serve to exclude information required by this Agreement or any Supplement and each such change shall be reasonably acceptable to the Trustee. The
Servicer shall, upon making such determination and re ceiving the consent of the Trustee to such change, deliv er to the Trustee and each Rating Agency an Officer's
Certificate to which shall be annexed the form of the related Exhibit, as so changed. Upon the delivery of such Officer's Certificate to the Trustee, the related Exhib it, as so changed, shall for all purposes of this Agree ment constitute such Exhibit. The Trustee may conclu sively rely upon such Officer's Certificate in determin ing whether the related Exhibit, as changed, conforms to the requirements of this Agreement.

                   [End of Article I]
                       ARTICLE II

               CONVEYANCE OF RECEIVABLES;
                ISSUANCE OF CERTIFICATES

          Section 2.1  Conveyance of Receivables.  The
Transferor does hereby transfer, assign, set-over, and otherwise convey to the Trust for the benefit of the Certificateholders, without recourse, all of its right, title and interest in, to and under (i) the Receivables now existing and hereafter created and arising in con nection with the Accounts existing as of the Initial
Closing Date and any Additional Accounts, including, with out limitation, all accounts, general intangibles, chat tel paper, contract rights, and other obligations of any Obligor with respect to the Receivables, now or hereafter existing, (ii) all monies and investments due or to become due with respect thereto (including, without limi tation, the right to any Finance Charge Receivables, including any Recoveries), (iii) all proceeds of such Re ceivables, (iv) the Purchase Agreement and (v) the Bank
Receivables Purchase Agreement. Such property, together with all monies and investments on deposit, from time to time, in the Collection Account, the Excess Funding
Account, the Series Accounts maintained for the benefit of the Certificateholders of any Series of Certificates, any Enhancement and all monies available under any En hancement, to be provided for any Series for payment to the Certificateholders of such Series, shall constitute the assets of the Trust (collectively, the "Trust Proper ty"). The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee or any Investor Certificateholder of any obliga tion of the Transferor, the Servicer, the applicable
Credit Card Originator or any other Person in connection with the Receivables or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligors, merchant banks, merchant clearance systems, VISA USA, Inc., MasterCard Interna tional Incorporated or insurers, or in connection with the Purchase Agreement or the Bank Receivables Purchase
Agreement.

          In connection with such transfer, assignment, set-over and conveyance, the Transferor agrees to record and file, at its own expense, one or more financing state ments (including any continuation statements with respect to such financing statements when applicable) with respect to the Receivables now existing and hereafter created for the transfer of accounts, chattel paper or general intangibles (each as defined in Section 9-106 of the UCC as in effect in the Relevant UCC State) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the assignment of the Receivables to the Trust, and to deliv er file-stamped copies of such financing statements or continuation statements or other evidence of such filing
(which may, for purposes of this Section 2.1, consist of facsimile confirmation of such filing) to the Trustee on or prior to the date of issuance of the Certificates, and in the case of any continuation statements filed pursuant to this Section 2.1, as soon as practicable after receipt thereof by the Transferor. The foregoing transfer, assignment, set-over and conveyance to the Trust shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such transfer, assignment, set-over and conveyance shall be construed accordingly.

          To the extent that the transfer of the Receiv ables from the Transferor to the Trust hereunder may be characterized as a pledge rather than as a sale, the Transferor hereby grants and transfers to the Trustee for the benefit of the Certificateholders a first priority perfected security interest in all of the Transferor's right, title and interest in, to and under the Trust
Property to secure a loan in an amount equal to the unpaid principal amount of the Investor Certificates issued hereunder or to be issued pursuant to this Agree ment and the interest accrued thereon at the related
Certificate Rate and to secure all of the Transferor's and Servicer's obligations hereunder, including, without limitation, the Transferor's obligation to transfer
Receivables hereafter created or acquired to the Trust
(the "Secured Obligations"), and agrees that this Agree ment shall constitute a security agreement under applica ble law.

          Section 2.2  Acceptance by Trustee.

          (a) The Trustee hereby acknowledges its accep tance, on behalf of the Trust, of all right, title and interest previously held by the Transferor in, to and under the Trust Property and declares that it shall main tain such right, title and interest, upon the Trust herein set forth, for the benefit of all Certificatehold ers.

          (b) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

          Section 2.3  Representations and Warranties of
the Transferor. The Transferor hereby represents and warrants to the Trustee, on behalf of the Trust, as of the Initial Closing Date and, with respect to any Series of Certificates, as of the date of the related Supplement and the related Closing Date for such Series:

          (a)  Organization and Good Standing.  The
Transferor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the corporate power and authority and legal right to own its properties and conduct its busi ness as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the Purchase Agreement and to execute and deliver to the Trustee the Certificates pursuant hereto.

          (b) Due Qualification. The Transferor is duly qualified to do business and is in good standing (or is exempt from such requirements) as a foreign corporation in any state required in order to conduct business, and has obtained all necessary licenses and approvals with re spect to the Transferor required under federal and Dela ware law; provided, however, that no representation or warranty is made with respect to any qualifications, licenses or approvals which the Trustee would have to obtain to do business in any state in which the Trustee seeks to enforce any Receivable.

          (c)  Due Authorization.  The execution and
delivery of this Agreement and the Purchase Agreement and the consummation of the transactions provided for herein and therein, have been duly authorized by the Transferor by all necessary corporate action on its part.

          (d)  Binding Obligation.  Each of this Agree
ment and the Purchase Agreement, and the consummation of the transactions provided for herein and therein, consti tutes a legal, valid, and binding obligation of the Transferor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affect ing the enforcement of creditors' rights in general and as such enforceability may be limited by general princi ples of equity (whether considered in a proceeding at law or in equity).

          (e) No Conflicts. The execution and delivery of this Agreement and the Purchase Agreement and the per formance of the transactions contemplated hereby and thereby, do not (i) contravene the Transferor's charter or by-laws, (ii) violate any material provision of law applicable to it or require any filing (except for the filings under the UCC), registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Transferor, except for such filings, registrations, consents or approvals as have already been obtained and are in full force and effect.

          (f) Taxes. Except as specified on Schedule 1, the Transferor and each prior owner of the Receivables has filed all material tax returns required to be filed and has paid or made adequate provision for the payment of all material taxes, assessments and other governmental charges due from the Transferor or such prior owner or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings.

          (g) No Violation. The execution and delivery of this Agreement and the Purchase Agreement and the execution and delivery to the Trustee of the Certifi cates, the performance of the transactions contemplated by this Agreement and the Purchase Agreement and the ful fillment of the terms hereof and thereof will not violate any Requirements of Law applicable to the Transferor, will not violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law applicable to the Transferor or any material indenture, contract, agreement, mortgage, deed of trust or other material instrument to which the Transferor is a party or by which it or its properties are bound.

          (h) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Transferor, threatened against the Transferor, before any Governmental Authority (i) asserting the invalidity of this Agreement and the Purchase Agreement, (ii) seek ing to prevent the consummation of any of the transac tions contemplated hereby or thereby, (iii) seeking any determination or ruling that would materially and ad versely affect the performance by the Transferor of its obligations thereunder, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability thereof or (v) seeking to affect adversely the tax attributes of the Trust.

          (i)  All Consents Required.  All approvals,
authorizations, consents, orders or other actions of any Governmental Authority required in connection with the execution and delivery of this Agreement, the Purchase
Agreement and the Certificates, the performance of the transactions contemplated by this Agreement and the Purchase Agreement and the fulfillment of the terms hereof and thereof, have been obtained.

          (j) Bona Fide Receivables. Each Receivable is or will be an account receivable arising out of the performance by the applicable Credit Card Originator in accordance with the terms of the Contract giving rise to such Receivables. The Transferor has no knowledge of any fact which should have led it to expect at the time of the classification of any Receivable as an Eligible
Receivable that such Receivable would not be paid in full when due, and each Receivable classified as an Eligible
Receivable by the Transferor in any document or report delivered under this Agreement satisfies the requirements of eligibility contained in the definition of Eligible
Receivable set forth in this Agreement.

          (k)  Place of Business.  The principal execu
tive offices of the Transferor are in Minnetonka, Minneso ta, and the offices where the Transferor keeps its re cords concerning the Receivables and related Contracts are in Hennepin County, Minnesota and St. Cloud, Minneso ta.

          (l)  Use of Proceeds.  No proceeds of the
issuance of any Certificate will be used by the Transfer or to purchase or carry any margin security.

          (m)  Pay Out Event.  As of the Initial Closing
Date, no Pay Out Event and no condition that with the giving of notice and/or the passage of time would consti tute a Pay Out Event (a "Prospective Pay Out Event"), has occurred and is continuing.

          (n) Not an Investment Company. The Transferor is not an "investment company" within the meaning of the Investment Company Act, or is exempt from all provisions of such Act.

          _    (o)  Solvency.  The Transferor is not insolvent and
will not be rendered insolvent upon the transfer of the Receivables to the Trust.

               For the purposes of the representations
and warranties contained in this Section 2.3 and made by the Transferor on the Initial Closing Date,
"Certificates" shall mean the Certificates issued on the Initial Closing Date. The representations and warranties set forth in this Section 2.3 shall survive the transfer and assignment of the respective Receivables to the Trust, and termination of the rights and obligations of the Servicer pursuant to Section 10.1. The Transferor hereby represents and warrants to the Trust, with respect to any Series of Certificates, as of its Closing Date, unless otherwise stated in the related Supplement, that the representations and warranties of the Transferor set forth in Section 2.3, are true and correct as of such date (and for the purposes of such representations and warranties, "Certificates" shall mean the Certificates issued on the related Closing Date) and that each repre sentation and warranty set forth in this Section 2.3 and in Section 2.4(a)(i) with respect to the Agreement shall be made at such time with respect to the applicable Sup plement. Upon discovery by the Transferor, the Servicer or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

               Section 2.4  Representations and
Warranties of the Transferor Relating to the Agreement and the Receivables.

               (a)  Binding Obligation; Valid Transfer
and Assignment. The Transferor hereby represents and war rants to the Trustee, on behalf of the Trust, that, as of the Initial Closing Date and with respect to any Series of Certificates, as of the date of its related Supplement and Closing Date, and, with respect to any matters in volving Additional Accounts, as of the date the Receiv ables of such Accounts are first designated for inclusion in the Trust:

                    (i)  The Purchase Agreement and this
     Agreement each constitutes the legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms, except (A) as such enforceability may be limited by applicable bankrupt cy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors' rights in general, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                    (ii)  The transfer of Receivables by
     the Transferor to the Trust under this Agreement consti tutes either (A) a valid transfer, assignment, set-over and conveyance to the Trust of all right, title and interest of the Transferor in and to the Trust Property, and such Trust Property will be held by the Trust free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates except for
     (x) Permitted Liens, (y) the interest of the Transferor as Holder of the Exchangeable Transferor Certificate and any other Class of Certificates held by the Transferor from time to time and (z) the Transferor's right, if any, to interest accruing on, and investment earnings, if any, in respect of any Interest Funding Account, any Principal Account, the Excess Funding Account, or any Series Account, as provided in this Agreement or the related Supplement, or (B) a grant of a first priority security interest (as defined in the UCC as in effect in the Relevant UCC State) in, to and under the Trust Property, which grant is enforceable with respect to the existing Receivables and any Receivables in Additional Accounts designated for inclusion in the Trust (other than Receivables in Supplemental Accounts) and the proceeds thereof upon execution and delivery of this Agreement, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof, upon such creation. If this Agreement constitutes the grant of a security interest to the Trust in such proper ty, upon the filing of the financing statement described in Section 2.1 and in the case of the Receivables hereaf ter created and proceeds thereof, upon such creation, the Trust shall have a first priority perfected security interest in such property, except for Permitted Liens. Except as contemplated in this Agreement or any Supplement, neither the Transferor nor any Person claim ing through or under the Transferor shall have any claim to or interest in the Collection Account, any Principal Account, any Interest Funding Account, the Distribution Account, the Excess Funding Account, any principal fund ing account for any Series or any other Series Account, except for the Transferor's rights to receive interest accruing on, and investment earnings in respect of, any such account as provided in this Agreement (or, if appli cable, any Series Account as provided in any Supplement) and, if this Agreement constitutes the grant of a securi ty interest in such property, except for the interest of the Transferor in such property as a debtor for purposes of the UCC as in effect in the Relevant UCC State. The Purchase Agreement constitutes a valid transfer, assign ment, set-over and conveyance to the Transferor of all right, title and interest of FCI in and to the Receiv ables purported to be sold thereunder, whether then exist ing or thereafter created in the applicable Accounts and the proceeds thereof.

                     (iii)  The Transferor is (or, with
     respect to Receivables arising after the date hereof, will be) the legal and beneficial owner of all right, title and interest in and to each Receivable and each Receivable has been or will be transferred to the Trust free and clear of any Lien other than Permitted Liens.

                    (iv)  All consents, licenses,
     approvals or authorizations of or registrations or declarations with any Governmental Authority required in connection with the transfer of Trust Property to the Trust have been obtained.

                    (v)  Each Account classified as an
     "Eligible Account" by the Transferor in any document or report delivered hereunder will satisfy the requirements contained in the definition of Eligible Account as of the time of such document or report and each Receivable clas sified as an "Eligible Receivable" by the Transferor in any document or report delivered hereunder will satisfy the requirements contained in the definition of Eligible Receivable as of the time of such document or report.

                    (vi)  Each Receivable then existing
     has been conveyed to the Trust free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates (other than Permitted Liens) and in compliance, in all material respects, with all Requirements of Law applicable to the Transferor.

               (b)  Daily Representations and Warranties.
On each day on which any new Receivable is purchased by the Transferor, the Transferor shall be deemed to repre sent and warrant to the Trust that (A) each Receivable purchased by the Transferor on such day has been conveyed to the Trust in compliance, in all material respects, with all Requirements of Law applicable to the Transferor and free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates
(other than Permitted Liens) and (B) with respect to each such Receivable, all consents, licenses, approvals or authorizations of or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Transferor in connection with the conveyance of such Receivable to the Trust have been duly obtained, effected or given and are in full force and effect.

               (c)  Notice of Breach.  The
representations and warranties set forth in this Section
2.4 shall survive the transfer and assignment of the respective Receivables to the Trust. Upon discovery by the Transferor, the Servicer or a Responsible Officer of the Trustee of a breach of any of the representations and warranties set forth in this Section 2.4, the party discovering such breach shall give prompt written notice to the other parties mentioned above. The Transferor agrees to cooperate with the Servicer and the Trustee in attempting to cure any such breach.

               (d)  Designation of Ineligible
Receivables. In the event of a breach with respect to a Receivable of any representations and warranties set forth in subsection 2.3(j) or subsections 2.4(a)(iii) through (vi) or subsection 2.4(b), or in the event that a Receivable is not an Eligible Receivable on the date of its transfer to the Trust as a result of the failure to satisfy the conditions set forth in the definition of Eligible Receivable, such Receivable shall be designated an "Ineligible Receivable" and shall be assigned a principal balance of zero for the purpose of determining the aggregate amount of Principal Receivables on any day;
provided, however, that if such representations and warranties with respect to such Receivable shall subse quently be true and correct in all material respects as if such Receivable had been created on such day or such Receivable shall subsequently satisfy the conditions set forth in the definition of Eligible Receivable, such Receivable shall be designated an Eligible Receivable, and such Principal Receivables shall be included in deter mining the Aggregate Principal Receivables on such day.
On and after the date of its designation as an Ineligible
Receivable, each Ineligible Receivable shall not be given credit in determining the aggregate amount of Principal
Receivables used in the calculation of any Investor
Percentage, the Transferor Percentage or the Transferor
Interest. In the event that on any Business Day the exclusion of an Ineligible Receivable from the calcula tion of the Transferor Interest would cause the Transfer or Interest to be reduced below the Minimum Transferor
Interest, the Transferor shall immediately make a deposit in the Excess Funding Account (for allocation as a Princi pal Receivable) in immediately available funds prior to the next succeeding Business Day in an amount equal to the amount by which the Transferor Interest would be reduced below the Minimum Transferor Interest as a result of the exclusion of such Ineligible Receivable. The por tion of such deposit allocated to the Investor Certif icates of each Series shall be distributed to the Inves tor Certificateholders of each Series in the manner specified in Article IV.

               (e)  Reassignment of Trust Portfolio.  In
the event of a breach of any of the representations and warranties set forth in subsections 2.3(a), (b) and (c) and 2.4(a)(i) and (ii) with respect to any Series, either the Trustee or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the aggregate Invested Amount of such Series, by notice then given in writing to the Transferor (and to the Trustee and the Servicer, if given by the Investor
Certificateholders of such Series), may direct the Trans feror to accept reassignment of an amount of Principal
Receivables equal to the face amount of the Invested
Amount to be repurchased (as specified below) within 60 days of such notice (or within such longer period as may be specified in such notice), and the Transferor shall be obligated to accept reassignment of such Receivables on a Distribution Date specified by the Transferor (such
Distribution Date, the "Reassignment Date") occurring within such applicable period on the terms and conditions set forth below; provided, however, that no such reas signment shall be required to be made, and no notice of such reassignment may be given, if, at any time during such applicable period, the representations and warran ties contained in subsections 2.3(a), (b) and (c) and subsections 2.4(a)(i) and (ii) shall then be true and correct in all material respects. The Transferor shall, on the Transfer Date (in next day funds) preceding the Reassignment Date, deposit an amount equal to the reas signment deposit amount for such Series in the related
Distribution Account or Series Account, as provided in the related Supplement, for distribution to the Investor
Certificateholders pursuant to Article XII. The reas signment deposit amount with respect to any Series, unless otherwise stated in the related Supplement, shall be equal to (i) the Invested Amount of such Series at the end of the day on the Business Day preceding the Reassign ment Date (provided, however, that with respect to any Series issued pursuant to a Variable Funding Supplement such amount shall be the Invested Amount of such Series as of the Reassignment Date, less the amount, if any, previously allocated for payment of principal to such Certificateholders on the related Reassignment Date, in the Monthly Period in which the Reassignment Date oc curs), plus (ii) an amount equal to all interest accrued but unpaid on the Investor Certificates of such Series at the applicable Certificate Rate through such last day, less the amount, if any, previously allocated for payment of interest to the Certificateholders of such Series on the related Distribution Date in the Monthly Period in which the Reassignment Date occurs plus any other amounts accrued and owing as specified in the applicable Supple ment. Payment of the reassignment deposit amount with respect to any Series, and all other amounts in the Distribution Account or the applicable Series Account in respect of the preceding Monthly Period, shall be consid ered a prepayment in full of the Receivables represented by the Investor Certificates of such Series. On the Distribution Date following the Transfer Date on which such amount has been deposited in full into the Distribu tion Account or the applicable Series Account, the Re ceivables and all monies due or to become due with re spect thereto and all proceeds of the Receivables shall be released to the Transferor after payment of all amounts otherwise due hereunder on or prior to such dates and the Trustee shall execute and deliver such instru ments of transfer or assignment, in each case without recourse, representation or warranty, as shall be pre pared by and as are reasonably requested by the Trans feror to vest in the Transferor, or its designee or assignee, all right, title and interest of the Trust in and to such Receivables, all monies due or to become due with respect thereto and all proceeds of such Receivables allocated to such Receivables pursuant to the related
Supplement. If the Trustee or the Investor Certificate holders of any Series give notice directing the Transfer or to accept reassignment as provided above, the obliga tion of the Transferor to accept reassignment of the applicable Receivables and pay the reassignment deposit amount pursuant to this subsection 2.4(e) shall consti tute the sole remedy respecting a breach of the represen tations and warranties contained in subsections 2.3(a),
(b) and (c) and 2.4(a)(i) and (ii) available to the Investor Certificateholders of such Series or the Trustee on behalf of the Investor Certificateholders of such Series. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable by the Transferor pursuant to this Agreement or any Supple ment or the eligibility of any Receivable for purposes of this Agreement or any Supplement.

               Section 2.5  Covenants of the Transferor.
The Transferor hereby covenants that:

               (a)  Receivables to be Accounts, Chattel
Paper or General Intangibles. The Transferor will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC as in effect in the Relevant UCC State), except in connection with the en forcement or collection of a Receivable. Except in such circumstances, the Transferor will take no action to cause any Receivable to be anything other than an "ac count," "chattel paper" or a "general intangible" (as de fined in the UCC as in effect in the Relevant UCC State).

               (b)  Security Interests.  Except for the
conveyances hereunder, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien, on any Receivable, whether now existing or hereafter created, or any interest therein; the Transferor will immediately notify the Trustee of the existence of any Lien on any Receivable; and the Transferor shall defend the right, title and interest of the Trust in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Transferor; provided, however, that nothing in this subsection 2.5(b) shall prevent or be deemed to pro hibit the Transferor from suffering to exist upon any of the Receivables any Permitted Lien.

               (c)  Delivery of Collections.  In the
event that the Transferor receives Collections, the Transferor agrees to deposit such Collections into the Collection Account as soon as practicable after the receipt thereof, but in no event later than two Business
Days after receipt thereof.

               (d)  Notice of Liens.  The Transferor
shall notify the Trustee promptly after becoming aware of any Lien on any Receivable other than Permitted Liens.

               (e)  Enforcement of Purchase Agreements.
The Transferor agrees to take all action necessary and appropriate to enforce its rights and claims under the Purchase Agreement and the Bank Receivables Purchase
Agreement.

               (f)  Separate Business.  The Transferor
will not permit its assets to be commingled with those of either DMCCB or FCI and the Transferor shall maintain separate corporate records, books of account and bank ac counts from those of either DMCCB or FCI. The Transferor will not conduct its business in the name of either DMCCB or FCI and will cause either DMCCB or FCI to conduct its business solely in its own name so as not to mislead others as to the identity of the entity with which those others are concerned. The Transferor will provide for its own operating expenses and liabilities from its own funds, except that the organizational expenses of the Transferor may be paid by either DMCCB or FCI. The Trans feror will not hold itself out, or permit itself to be held out, as having agreed to pay, or as generally being liable for, the debts of either DMCCB or FCI. The Trans feror shall cause either DMCCB or FCI not to hold itself out, or permit itself to be held out, as having agreed to pay, or as generally being liable for, the debts of the Transferor except that the organizational expenses of the Transferor may be paid by either DMCCB or FCI and that either DMCCB or FCI will contribute to the Trans feror on the Closing Date a demand note. The Transferor will maintain an arm's length relationship with either
DMCCB or FCI with respect to any transactions between the Transferor, on the one hand, and either DMCCB or FCI, on the other.

               (g)  Purchase Agreement Notices.  The
Transferor (i) shall promptly give the Trustee copies of any notices, reports or certificates given or delivered to the Transferor under the Purchase Agreement, (ii) shall not, without the consents, approvals and opinions, if any, required by Section 13.1, as if Section 13.1 related to the Purchase Agreement rather than this Agreement, enter into any amendment, supplement or other modification to, or waiver of any provision of, the Purchase Agreement and (iii) shall not permit the addi tion or removal of an Account or a Receivable to or from the operation of the Purchase Agreement unless there is a corresponding right or obligation of the Transferor to add or remove such Account or Receivable to or from the Trust.

               Section 2.6  Addition of Accounts.

               (a)  Unless otherwise specified in any
Supplement, all accounts which meet the definition of Additional Accounts shall be included as Accounts from and after the date upon which such Additional Accounts are created and all Receivables in such Additional Ac counts, whether such Receivables are then existing or thereafter created, shall be transferred automatically to the Trust upon purchase by the Transferor. For all purposes of this Agreement, all receivables of such Additional Accounts shall be treated as Receivables upon their creation and shall be subject to the eligibility criteria specified in the definitions of "Eligible Re ceivable" and "Eligible Account".

               (b)  The Transferor may elect at any time
to terminate or suspend the inclusion in Accounts of Addi tional Accounts by delivering to the Trustee, the Servicer and each Rating Agency ten days prior written notice of such election. If the Transferor has elected to terminate or suspend the inclusion of Additional Acc ounts and (i) on the tenth Business Day prior to any Determination Date, the Transferor Interest for the relat ed Monthly Period is less than the Minimum Transferor
Interest, the Transferor shall designate additional credit card accounts ("Supplemental Accounts") to be included as Accounts in a sufficient amount such that the Transferor Interest as a percentage of the Aggregate
Principal Receivables for such Monthly Period after giving effect to such addition is at least equal to the Minimum Transferor Interest, or on any Record Date, the
Aggregate Principal Receivables is less than the Minimum
Aggregate Principal Receivables, the Transferor shall designate Supplemental Accounts to be included as Ac counts in a sufficient amount such that the Aggregate
Principal Receivables will be equal to or greater than the Minimum Aggregate Principal Receivables. Receivables from such Supplemental Accounts shall be transferred to the Trust on or before the tenth Business Day following such Record Date. On any day on which the Receivables in Supplemental Accounts are to be transferred to the Trust, the Receivables in such Accounts shall be included as Eligible Receivables if they satisfy the requirements of the definition of "Eligible Receivables".

               (c)  In addition to its obligation under
subsection 2.6(b), if and for so long as the Transferor has elected to terminate or suspend the inclusion of Additional Accounts, the Transferor may, by giving ten
Business Days' notice to the Trustee and each Rating
Agency, but shall not be obligated to, designate from time to time Supplemental Accounts of the Transferor to be included as Accounts.

               (d)  Unless otherwise specified in a
Series Supplement, the Transferor agrees that any such transfer of Receivables from Supplemental Accounts, under subsection 2.6(b) or (c), shall satisfy the following conditions (to the extent provided below):

                    (i)  on or before the fifth Business
     Day prior to the Addition Date with respect to additions pursuant to subsection 2.6(b) and on or before the twentieth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.6(c) (as applicable, the "Notice Date"), the Transferor shall give the Trustee, each Rating Agency and the Servicer written notice that such Supplemental Accounts will be included, which notice shall specify the approximate aggregate amount of the Receivables to be transferred;

                    (ii)  on or before the applicable
     Addition Date, the Transferor shall have delivered to the Trustee a written assignment (including an acceptance by the Trustee on behalf of the Trust for the benefit of the Investor Certificateholders) in substantially the form of Exhibit H (the "Assignment") and the Transferor shall have indicated in its computer files that the Receivables created in connection with the Supplemental Accounts have been transferred to the Trust and, within five Business Days thereafter, the Transferor shall have delivered to the Trustee or the bailee of the Trustee a computer file or microfiche list containing a true and complete list of all Supplemental Accounts, identified by account number and the Principal Receivables in such Supplemental Ac counts, as of the Addition Date, which computer file or microfiche list shall be as of the date of such Assign ment incorporated into and made a part of such Assignment;

                    (iii)  the Transferor shall represent
     and warrant that (x) no selection procedure that is mate rially adverse to the interests of the Investor Certifi cateholders was utilized in selecting the Supplemental Accounts and (y) as of the applicable Addition Date, the Transferor is not insolvent and will not be rendered insolvent upon the transfer of Receivables to the Trust;

                    (iv)  the Transferor shall represent
     and warrant that, as of the Addition Date, the Assignment constitutes either (x) a valid transfer and assignment to the Trust of all right, title and interest of the Transferor in and to (A) the Receivables then existing and thereafter created and arising in connection with the Accounts and any accounts that meet the definition of Additional Accounts, including, without limitation, all accounts, general intangibles, chattel paper, contract rights, and other obligations of any Obligor with respect to the Receivables, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, (B) all monies and investments due or to become due with respect thereto (including, without limitation, the right to any payment of interest and Finance Charge Receivables, including any Recoveries), (C) all proceeds (as defined in the UCC as in effect in the Relevant UCC State) of such Receivables, (D) the Purchase Agreement and (E) the Bank Receivables Purchase Agreement, and such Receivables and all proceeds thereof will be held by the Trust free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates, except for
     (i) Permitted Liens, (ii) the interest of the Transferor as Holder of the Exchangeable Transferor Certificate and any other Class or Series of Certificates and (iii) the Transferor's right, if any, to receive interest accruing on, and investment earnings, if any, in respect of, any Interest Funding Account and any Principal Account, the Excess Funding Account or any Series Account as provided in this Agreement and any related Supplement or (y) a grant of a security interest (as defined in the UCC as in effect in the Relevant UCC State) in such property to the Trust, which is enforceable with respect to then existing Receivables of the Supplemental Accounts, the proceeds (as defined in the UCC as in effect in the Relevant UCC State) thereof upon the conveyance of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter created in respect of Supple mental Accounts conveyed on such Addition Date and the proceeds (as defined in the UCC as in effect in the Relevant UCC State) thereof upon such creation; and (z) if the Assignment constitutes the grant of a security interest to the Trust in such property, upon the filing of a financing statement as described in Section 2.1 with respect to such Supplemental Accounts and in the case of the Receivables thereafter created in such Supplemental Accounts and the proceeds (as defined in the UCC as in effect in the Relevant UCC State) thereof, upon such creation, the Trust shall have a first priority perfected security interest in such property, except for Permitted Liens;

                    (v)  the Transferor shall deliver to
     the Trustee an Officer's Certificate substantially in the form of Schedule 2 to Exhibit H confirming the items set forth in paragraph (ii) above;

                    (vi)  the Transferor shall deliver to
     the Trustee an Opinion of Counsel with respect to the Receivables in the Supplemental Accounts (with a copy to the Rating Agencies) substantially in the form of Exhibit I; and

                    (vii)  the Transferor shall have
     received written notice from the Rating Agencies that the inclusion of such accounts as Supplemental Accounts pursuant to subsection 2.6(b) or (c), as the case may be, will not result in the reduction or withdrawal of its then existing rating of any Class of any Series of Inves tor Certificates then issued and outstanding and shall have delivered such notice to the Trustee.

               (e) The Transferor shall be permitted to designate Additional Accounts with respect to any Monthly
Period (the "Current Monthly Period") prior to the last day of the May 1996 Monthly Period pursuant to subsection
2.6(a) of the Agreement, without limitation, provided, however, that with respect to each Monthly Period begin ning with the September 1995 Monthly Period:

          (i)  the arithmetic average for the three
          Monthly Periods preceding the Current Monthly Period, of the annualized percentage equivalent of a fraction for each respective Monthly Period, the numerator of which is equal to the Default Amount for the respective Monthly Period (provided, however, that the Default Amount with respect to each Default Recognition Date shall be deemed to apply to the Monthly Period ending closest to such Default Recognition Date) and the denominator of which is equal to the average amount of Aggregate Principal Re ceivables outstanding on each day during such Monthly Period, is less than 6%;

          (ii) the arithmetic average for the three
          Monthly Periods preceding the Current Monthly Period, of the percentage (the "Payment Rate Percentage") equivalent of a fraction for each respective Monthly Period, the numerator of which is equal to the amount of Collections received during the respective Monthly Period and the denominator of which is equal to the Aggregate Principal Receivables as of the first day of the respective Monthly Period, is greater than or equal to 6%; or

          (iii)the weighted average of the Portfolio
          Yields for each Series then outstanding for the three Monthly Periods preceding the Current
          Monthly Period minus the weighted average of the Base Rates for each Series then outstanding for such three Monthly Periods (the "Excess Spread
          Percentage") is greater than or equal to 4%.

          (iv) Standard & Poor's shall not have notified the Transferor that the continued addition of Additional Accounts pursuant to this subsection 2.6(e) will result in a reduction or withdrawal of the then current rating of any Class by Standard & Poor's.

     In the event that as of any date of determination prior to last day of the May 1996 Monthly Period any of the conditions in clauses (i) through (iii) listed above is not met, and with respect to each Monthly Period after the May 1996 Monthly Period this subsection 2.6(e) shall no longer apply and the conditions of subsection 2.6(f) shall apply. On or before the later of (x) the last day of the September 1995 Monthly Period, the December 1995
Monthly Period and the March 1996 Monthly Period or (y) in each case the tenth day following receipt of the settlement statement for the prior Monthly Period, Stan dard & Poor's shall determine whether a Ratings Event shall have occurred in connection with the addition of Additional Accounts during the three consecutive Monthly
Periods ending in August, November and February preceding such date. Upon the occurrence of a Ratings Event in connection with the addition of Additional Accounts this subsection 2.6(e) shall no longer apply and the condi tions of subsection 2.6(f) shall apply.

          (f) Additional Accounts shall be deemed to be Accounts the Receivables of which shall be designated for inclusion in the Trust if, unless each Rating Agency otherwise consents, on and after the beginning of the June 1996 Monthly Period and earlier to the extent re quired pursuant to subsection 2.6(e), the following conditions are met: the number of Accounts the Receiv ables of which are designated to be included in the Trust pursuant to subsection 2.6(a) since (i) the first day of the eleventh preceding Monthly Period (or, in the case of any date on which Additional Accounts are to be added to the Trust which occurs on or before the last day of the May 1996 Monthly Period, the Initial Closing Date) minus the number of Accounts of the type described in clause
(ii) of the definition of "Approved Account" which have been added on the initial day of the addition of such type of Account pursuant to such clause (ii) since the first day of such eleventh preceding Monthly Period (or the Initial Closing Date, as the case may be) minus any Removed Accounts removed since the first day of such eleventh preceding Monthly Period (or the Initial Closing
Date, as the case may be) shall not exceed 20% of the number of Accounts on the first day of such eleventh preceding Monthly Period (or the Initial Closing Date, as the case may be), and (ii) the first day of the second preceding Monthly Period (or, in the case of any date on which Additional Accounts are to be added to the Trust which occurs on or before the last day of the July 1995
Monthly Period, the Initial Closing Date) minus the number of Accounts of the type described in clause (ii) of the definition of "Approved Accounts" have been added on the initial day of the addition of such type of Ac count pursuant to such clause (ii) since the first day of such second preceding Monthly Period (or the Initial
Closing Date, as the case may be) minus any Removed
Accounts removed since the first day of such second preceding Monthly Period (or the Initial Closing Date, as the case may be) shall not exceed 15% of the number of Accounts on the first day of such second preceding Month ly Period (or the Initial Closing Date, as the case may be).

               Section 2.7  Removal of Accounts.

               (a)  On each Determination Date that the
Transferor Interest for the related Monthly Period exceeds the Minimum Transferor Interest with respect to such Determination Date, the Trustee shall be deemed to have offered to the Transferor automatically and without any notice to or action by or on behalf of the Trustee, as of such Determination Date, the right to remove from the Trust all of the Trust's right, title and interest in, to and under the Receivables then existing and thereafter created, all monies then due or to become due and all amounts thereafter received with respect thereto and all proceeds thereof in or with respect to those Accounts designated by the Transferor (the "Removed
Accounts") in an aggregate amount not greater than the lesser of (i) the excess of the Transferor Interest over the Minimum Transferor Interest and (ii) the excess of Aggregate Principal Receivables over the Minimum Aggre gate Principal Receivables. To accept such offer, the Transferor is required to furnish to the Trustee and each Rating Agency written notice by the fifth Business Day after the Determination Date specifying the approximate aggregate amount of Principal Receivables covered by the offer that the Transferor intends to accept. There shall be no more than one such removal with respect to any Monthly Period.

               (b)  In addition to the satisfaction of
the conditions set forth in subsection 2.7(a), the Transferor shall be permitted to accept reassignment to it of the Receivables from Removed Accounts only upon satisfaction of the following conditions:

                    (i)  On each date specified by the
     Transferor for removal of the Removed Accounts (a "Remov al Date"), the Transferor shall prepare and the Trustee shall execute and deliver to the Transferor a written reassignment in substantially the form of Exhibit J (the "Reassignment") and the Transferor shall deliver to the Trustee or the bailee of the Trustee a computer file or microfiche list containing a true and complete schedule identifying all Accounts the Receivables in which remain in the Trust specifying for each such Account, as of the Removal Notice Date, its account number and the principal balance of such Account. Such computer file or microfiche list shall be incorporated into and made part of this Agreement as of the date of such Reassignment.

                    (ii)  The Transferor shall represent
     and warrant as of each Removal Notice Date that (a) the list of the Accounts not removed from the Trust, as of the Removal Notice Date, complies in all material respects with the requirements of paragraph (i) above and
     (b) no selection procedure used by the Transferor that is materially adverse to the interests of the Investor Certificateholders was utilized in selecting the Removed Accounts.

                    (iii)  The Transferor shall represent
     and warrant that the removal of any Receivables in any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Transferor, cause, immediately or with the passage of time, a Pay Out Event to occur.

                    (iv)  The Transferor shall have
     delivered at least 20 days' (or such lesser number as any Rating Agency may agree) prior written notice (which may be given prior to the Removal Date in expectation that the Trustee will make the offer described in subsection 2.7(a)) of such removal to each Rating Agency that has rated any outstanding Class of any Series and the Trustee shall have received written confirmation from each such Rating Agency that such Rating Agency will not reduce or withdraw its rating on any outstanding Class of any Series as a result of such removal.

                    (v)  The Transferor shall have deliv
     ered to the Trustee an Officer's Certificate confirming the Transferor's compliance with the items set forth in paragraphs (i) through (iv) above. The Trustee may conclusively rely on such certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

               (c)  Upon satisfaction of the conditions
set forth in subsections 2.7(a) and (b), the Trustee shall execute and deliver the Reassignment to the Transferor, and the Receivables from the Removed Accounts shall no longer constitute a part of the Trust.

               Section 2.8  Discount Option.  (a)  The
Transferor shall have the option to designate a percent age, which may be a fixed percentage or a variable percentage based on a formula (the "Discount Percent age"), of Principal Receivables, without giving effect to any discounting pursuant to this Section 2.8, arising on or after the date of such designation, to be treated as Finance Charge Receivables. The Transferor shall provide to the Servicer, the Trustee, any Enhancement Provider and the Rating Agency 15 days' prior written notice of such designation, and such designation shall become effective on the date designated therein (i) unless such designation in the reasonable belief of the Transferor would cause a Pay Out Event to occur, or an event which, with notice or the lapse of time or both, would consti tute a Pay Out Event and (ii) only if the Rating Agency shall have delivered a letter to the Transferor and the Trustee confirming that its then current rating of the Investor Certificates of any Series then outstanding will not be reduced or withdrawn as a result of such designa tion.

               (b)  After the date on which the
Transferor's exercise of its discount option takes effect, and with respect to Receivables generated on and after such date, the Transferor, in accordance with Sec tion 4.3, shall deposit into the Collection Account in immediately available funds an amount equal to the amount of the Discount Option Receivable Collections processed on such day. The deposit made by the Transferor into the Collection Account under the preceding sentence shall be considered a payment of such Discount Option Receivables and shall be applied as Finance Charge Receivables in accordance with Article IV.

               Section 2.9  Covenants of the Transferor
with Respect to the Purchase Agreement. The Transferor, in its capacity as purchaser of the Receivables from FCI or a Credit Card Originator pursuant to the Purchase
Agreement, hereby covenants that the Transferor will at all times enforce the covenants and agreements of each Credit Card Originator in the Bank Receivables Purchase
Agreement, including, without limitation, covenants to the effect set forth below.

          (a) Periodic Finance Charges and Other Fees. Except as otherwise required by any Requirement of Law, or as is deemed by the applicable Credit Card Originator in its sole discretion to be necessary in order to maintain its credit card business on a competitive basis, it shall not at any time reduce the annual percentage rates of the Periodic Finance Charges assessed on the Receivables or other fees charged on any of the Accounts if, as a result of any such reduction, either (i) the Transferor's reasonable expectation is that such reduction will cause a Pay Out Event to occur or (ii) such reduction is not also applied to any comparable segment of consumer re volving credit card accounts owned by such Credit Card Originator that have characteristics the same as, or substantially similar to, such Accounts.

          (b) Credit and Collection Policy and Contracts. Each Credit Card Originator shall comply with and perform its obligations under the Contracts relating to the Accounts and the Credit and Collection Policy except insofar as any failure so to comply or perform would not materially and adversely affect the rights of the Trust or the Certificateholders hereunder or under the Certificates. Subject to compliance with all Requirements of Law, a Credit Card Originator may change the terms and pro visions of the Contracts or the Credit and Collection
     Policy with respect to any of the Accounts in any respect (including the calculation of the amount, or the timing, of charge-offs and the Periodic Finance Charges and other fees to be assessed thereon) only if in the reasonable judgment of the Credit Card Originator (i) (if it owns a comparable segment of receivables) such change is made applicable to any comparable segment of the consumer re volving credit card accounts owned by such Credit Card Originator which have characteristics the same as, or substantially similar to, such Accounts or (ii) (if it does not own such a comparable segment of receivables) will not be made with the intent to materially benefit the Transferor or the Credit Card Originator over the Investor Certificateholders or to materially adversely af fect the Investor Certificateholders, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Transferor and an unrelated third party or by the terms of the Contracts.

               The Transferor further covenants that the Transferor will not enter into any amendments to the Bank
Receivables Purchase Agreement or the Purchase Agreement that would cause a Ratings Event to occur.

                  [End of Article II]

                      ARTICLE III

                              ADMINISTRATION AND
                              SERVICING
                              OF RECEIVABLES

                                   Section 3.1
Acceptance of Appointment and Other Matters Relating to the Servicer.

               (a)  DMCCB agrees to act as the Servicer
under this Agreement. The Investor Certificateholders of each Series by their acceptance of the related Certifi cates consent to DMCCB acting as Servicer. Notwithstand ing the foregoing or any other provisions of this Agree ment or any Supplement, the Investor Certificateholders consent to an Affiliate of DMCCB acting as Servicer hereunder, in full substitution thereof; provided that such Affiliate shall expressly assume in writing (unless such assumption occurs by operation of law), by an agree ment supplemental hereto, executed and delivered to the Trustee, the performance of every covenant and obligation of the Servicer, as applicable hereunder, and shall in all respects be designated the Servicer under this Agree ment; provided, further, that DMCCB will remain jointly and severally liable with such Affiliate.

               (b)  The Servicer shall service and
administer the Receivables and shall collect payments due under the Receivables in accordance with its customary and usual servicing procedures and the Credit and Collection Policies and shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration that it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 10.1, the Servicer is hereby authorized and empowered (i) to make withdrawals from the Collection Account as set forth in this Agreement, (ii) unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.1, to instruct the Trustee in writing to make withdrawals and payments, from any Interest Funding Account, the Excess Funding
Account, any Principal Account and any Series Account, in accordance with such instructions as set forth in this Agreement, (iii) unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.1, to instruct the Trustee in writing to take any action permitted or required under any Enhancement at such time as set forth in this Agreement and any Supplement, (iv) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfac tion or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to com mence enforcement proceedings with respect to such Re ceivables, (v) to make any filings, reports, notices, applications, registrations with, and to seek any con sents or authorizations from, the Securities and Exchange
Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities or reporting re quirements and (vi) to delegate certain of its service, collection, enforcement and administrative duties hereun der with respect to the Accounts and the Receivables to any Person who agrees to conduct such duties in accor dance with the Credit and Collection Policies; provided, however, that the Servicer shall notify the Trustee in writing of any such delegation; and provided further that the Servicer shall remain jointly and severally liable with such Person. The Trustee agrees that it shall promptly follow the instructions of the Servicer or its delegate to withdraw funds from the Collection Account, any Principal Account, any Interest Funding Account, the
Excess Funding Account, or any Series Account and to take any action required under any Enhancement at such time as required under this Agreement. The Trustee shall execute at the Servicer's written request such documents prepared by the Transferor and acceptable to the Trustee as the Servicer certifies are necessary or appropriate to enable the Servicer to carry out its servicing and administra tive duties hereunder.

               (c)  The Servicer shall not be obligated
to use separate servicing procedures, offices or employees for servicing the Receivables from the proce dures, offices and employees used by the Servicer in con nection with servicing other credit card receivables.

               Section 3.2  Servicing Compensation.  As
compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in the imme diately following paragraph, the Servicer shall be enti tled to receive a servicing fee in respect of each day prior to the termination of the Trust pursuant to Section
12.1 (the "Servicing Fee"), payable in arrears on each date and in the manner specified in the applicable Supple ment, equal to the product of (i) a fraction, the numera tor of which is the actual number of days in the measur ing period specified in the applicable Supplement and the denominator of which is the actual number of days in the year, (ii) the weighted average Series Servicing Fee
Percentage for all outstanding Series (based upon the Series Servicing Fee Percentage for each Series and the
Invested Amount of such Series) and (iii) the daily average aggregate balance of all Principal Receivables over the term of such measuring period. The share of the Servicing Fee allocable to each Series with respect to any date of payment shall be equal to the product of (i) a fraction, the numerator of which is the actual number of days in the measuring period specified in the applica ble Supplement and the denominator of which is the actual number of days in the year, (ii) the applicable Series
Servicing Fee Percentage for such Series and (iii) the
Invested Amount of such Series, as appropriate, as of the date of determination for such payment as specified in the applicable Supplement. The remainder of the Servic ing Fee shall be paid by the Transferor, or retained by the Servicer as provided in Article IV, and in no event shall the Trust, the Trustee, any Enhancement Provider, or the Investor Certificateholders be liable for the share of the Servicing Fee to be paid by the Transferor.

               The Servicer shall be responsible for its own expenses, which shall include the amounts due to the Trustee pursuant to Section 11.5 and the reasonable fees and disbursements of independent public accountants and all other expenses incurred by the Servicer in connection with its activities hereunder; provided, that the Servicer shall not be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation any federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest, penalties or addi tions with respect thereto or arising from a failure to comply therewith). In the event that the Servicer fails to pay any amounts due to the Trustee pursuant to Section
11.5, the Trustee shall be entitled to deduct and receive such amounts from the Servicing Fee prior to the payment thereof to the Servicer and the obligations of the Trust to pay any such amounts shall thereby be fully satisfied.
The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee.

               Section 3.3  Representations and
Warranties of the Servicer. DMCCB, as initial Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make, the following representations and warranties on which the Trustee has relied in accepting the Receivables in trust and in authenticating the Certificates issued on the Initial
Closing Date:

               (a)  Organization and Good Standing.  The
Servicer is either (i) a national banking association duly organized, validly existing and in good standing under the laws of the United States or (ii) a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has the corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently con ducted, and to execute, deliver and perform its obliga tions under this Agreement.

               (b)  Due Qualification.  The Servicer is
duly qualified to do business and is in good standing (or is exempt from such requirements) as a foreign corporation in any state where such qualification is necessary in order to service the Receivables as required by this Agreement and has obtained all necessary licenses and approvals as required under Federal and state law in order to service the Receivables as required by this Agreement, and if the Servicer shall be required by any Requirement of Law to so qualify or register or obtain such license or approval, then it shall do so except where the failure to obtain such license or approval does not materially affect the Servicer's ability to perform its obligations hereunder or the enforceability of the Re ceivables.

               (c)  Due Authorization.  The execution and
delivery of this Agreement and the consummation of the transactions provided for herein, have been duly autho rized by the Servicer by all necessary corporate action on the part of the Servicer.

               (d)  Binding Obligation.  This Agreement
and the consummation of the transactions provided for herein, constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, mora torium or other similar laws now or hereinafter in ef fect, affecting the enforcement of creditors' rights in general and as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

               (e)  No Violation.  The execution and
delivery of this Agreement by the Servicer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof appli cable to the Servicer, will not violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to the Servicer or any material indenture, contract, agreement, mortgage, deed of trust or other material instrument to which the Servicer is a party or by which it is bound.

               (f)  No Proceedings.  There are no
proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement,
(iii) seeking any determination or ruling that would materially and adversely affect the performance by the Servicer of its obligations under this Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or (v) seeking to affect adversely the tax attributes of the Trust.

               (g)  Compliance with Requirements of Law.
The Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable and the related Contract, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Receivable and the related Contract and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable and the related Contract the failure to comply with which would have a material ad verse effect on the Certificateholders or any Enhancement
Provider.

               (h)  Protection of Certificateholders'
Rights. The Servicer shall take no action which, nor omit to take any action the omission of which, would impair the rights of Certificateholders in any Receivable or the related Account or the rights or obligations of any Enhancement Provider, nor shall it reschedule, revise or defer payments due on any Receivable except in accor dance with the Credit and Collection Policies.

               (i)  All Consents Required.  All approv
als, authorizations, consents, orders or other actions of any Governmental Authority required in connection with the execution and delivery of this Agreement and the per formance of the transactions contemplated by this Agree ment and the fulfillment of the terms hereof, have been obtained; provided, however, that the Servicer makes no representation or warranty regarding State securities or "Blue Sky" laws in connection with the distribution of the Certificates.

               (j)  Rescission or Cancellation.  The
Servicer shall not permit any rescission or cancellation of any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in accordance with the Credit and Collection Policy or the normal operating procedures of the Servicer.

               (k)  Receivables Not To Be Evidenced by
Promissory Notes. Except in connection with its enforcement or collection of an Account (in which case any such promissory note would be made in the name of the Trust on behalf of the Certificateholders), the Servicer will take no action to cause any Receivable to be evi denced by an instrument (as defined in the UCC as in effect in the Relevant UCC State).

               (l)  Principal Place of Business.  The
Servicer shall at all times maintain its principal executive offices within the United States.

               Section 3.4  Reports and Records for the
     Trustee.

               (a)  Daily Records.  Upon reasonable prior
notice by the Trustee, the Servicer shall make available at an office of the Servicer (or other location designat ed by the Servicer if such records are not accessible by the Servicer at an office of the Servicer) selected by the Servicer for inspection by the Trustee or its agent
(reasonably acceptable to the Servicer) on a Business Day during the Servicer's normal business hours a record setting forth (i) the Collections on the Receivables and
(ii) the amount of Receivables for the Business Day preceding the date of the inspection. The Servicer shall, at all times, maintain its computer files with respect to the Receivables in such a manner so that the Receivables may be specifically identified and, upon reasonable prior request of the Trustee, shall make available to the Trustee, at an office of the Servicer
(or other location designated by the Servicer if such computer files are not located at an office of the Servicer) selected by the Servicer, on any Business Day of the Servicer during the Servicer's normal business hours any computer programs necessary to make such iden tification.

               (b)  Daily Report.

                    (i)  On each Business Day the
     Servicer shall prepare a completed Daily Report.

                    (ii)  The Servicer shall deliver to
     the Trustee and the Paying Agent the Daily Report by 3:00 p.m. (New York City time) on each Business Day with respect to activity in the Receivables for the prior Business Day (or, in the case of a Daily Report delivered on the second Business Day following a Saturday, Sunday or other non-Business Day, the aggregate activity for the preceding Business Day and such preceding non-Business
     Days).

                    (iii)  Upon discovery of any error or
     receipt of notice of any error in any Daily Report, the Servicer, the Transferor and the Trustee shall arrange to confer and shall agree upon any adjustments necessary to correct any such errors. If any such error is materially adverse to the interests of the Certificate Owners, the Servicer or the Trustee, as the case may be, shall retain all Collections which would otherwise be paid from the Trust (or such lesser amount as the Trustee and the Servicer shall agree to be necessary to cover any such error) in the Collection Account until such material error is corrected. Unless the Trustee has received written notice of any error or discrepancy, the Trustee may rely on each Daily Report delivered to it for all purposes hereunder.

               (c)  Settlement Statement.  On the second
Business Day prior to each Distribution Date, the Servicer shall, prior to 3:00 p.m. (New York City time) on such day, deliver to the Trustee and the Paying Agent the Settlement Statement for the related Monthly Period substantially in the form of Exhibit C hereto, including the following information (which, in the case of clauses
(iii), (iv) and (v) below, will be stated on the basis of an original principal amount of $1,000 per Certificate):
(i) the aggregate amount of Collections received in the Collection Account for the Monthly Period preceding such Determination Date and the aggregate amount of Finance
Charge Collections and the aggregate amount of Principal
Collections processed during such Monthly Period; (ii) the aggregate amount of the applicable Investor Percent age of Principal Collections during the preceding Monthly
Period for each Series of Certificates and the aggregate amount of the applicable Investor Percentage of Finance
Charge Collections during the preceding Monthly Period for each Series of Certificates; (iii) for each Series and for each Class within any such Series, the total amount to be distributed to Investor Certificateholders on the next succeeding Distribution Date; (iv) for each Series and for each Class within any such Series, the amount of such distribution allocable to principal; (v) for each Series and for each Class within any such Se ries, the amount of such distribution allocable to inter est; (vi) for each Series and each Class within a Series, the Investor Default Amount for the immediately preceding
Monthly Period; (vii) for each Series and each Class within a Series, the amount of the Investor Charge-Offs and the amount of the reimbursements of Investor Charge-
Offs for such Distribution Date; (viii) for each Series, the Servicing Fee for such Distribution Date; (ix) for each Series, the existing deficit controlled amortization amount, if applicable; (x) the Aggregate Principal Re ceivables in the Trust at the close of business on the last day of the Monthly Period preceding such Distribu tion Date; (xi) for each Series, the Invested Amount at the close of business on the last day of the Monthly
Period immediately preceding such Distribution Date;
(xii) the available amount of any Enhancement for each Class of each Series, if any; (xiii) for each Series and each Class within a Series, the Pool Factor as of the end of the related Monthly Period; (xiv) whether a Pay Out
Event or a Prospective Pay Out Event with respect to any Series shall have occurred during or with respect to the related Monthly Period; (xv) the aggregate amount of Discount Option Receivables in the Trust at the close of business on the last day of the Monthly Period preceding such Distribution Date; (xvi) the aggregate amount of Discount Option Receivables Collections processed during such Monthly Period; and (xvii) such other calculations as may be required by any Supplement. The Trustee shall be under no duty to recalculate, verify or recompute the information supplied to it under this Section 3.4 or such other matters as are set forth in any Settlement State ment. The Servicer shall also provide a copy of the Settlement Statement in a prompt manner to each Rating
Agency.

               Section 3.5  Annual Servicer's
Certificate. The Servicer will deliver, in accordance with Section 13.5, to the Trustee, any Enhancement
Provider and the Rating Agencies, within 100 days of the end of each fiscal year, beginning in 1995, an Officer's
Certificate substantially in the form of Exhibit D stat ing that (a) a review of the activities of the Servicer during the preceding fiscal year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to such officer's knowledge, based on such review, the Servicer has fully performed all its obligations under this Agree ment throughout such period, or, if there has been a default in the performance of any such obligation, speci fying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corpo rate Trust Office.

               Section 3.6  Annual Independent
Accountants' Servicing Report.

               (a)  Within 100 days of the end of each
fiscal year, the Servicer shall cause a firm of national ly recognized independent public accountants (who may also render other services to the Servicer or the Trans feror) to furnish a report with respect to the prior fiscal year (or, in the case of the first such period, the period beginning on the Initial Closing Date and ending on the last day of the related fiscal year) to the Trustee, any Enhancement Provider and each Rating Agency, to the effect that such firm has applied certain proce dures, agreed upon with the Servicer and the Trustee and substantially as set forth in Exhibit G hereto, which would re-perform certain accounting procedures performed by the Servicer pursuant to certain documents and records relating to the servicing of the Accounts under this Agreement. In addition, each report shall set forth the agreed upon procedures performed and the results of such procedures.

               (b)  Within 100 days of the end of each
fiscal year, the Servicer shall cause a firm of national ly recognized independent certified public accountants
(who may also render other services to the Servicer or the Transferor) to furnish a report to the Trustee, any Enhancement Provider and the Rating Agency to the effect that they have compared the amounts and percentages set forth in four of the monthly certificates forwarded by the Servicer pursuant to subsection 3.4(c) during the period covered by such report with the computer reports
(which may include personal computer generated reports that summarize data from the computer reports generated by either the Transferor or Servicer which are used to prepare the Daily Reports) which were the source of such amounts and percentages and that on the basis of such comparison, such amounts and percentages are in agreement except as shall be set forth in such report. A copy of such report will be sent by the Trustee to each Investor
Certificateholder.

               Section 3.7  Tax Treatment.  The
Transferor has structured this Agreement and the Investor
Certificates with the intention that the Investor
Certificates will qualify under applicable federal, state, local and foreign tax law as indebtedness. Except to the extent expressly specified to the contrary in any Supplement, the Transferor, the Servicer, the Holder of the Exchangeable Transferor Certificate, each Investor
Certificateholder, Holder of a Variable Funding
Certificate, and each Certificate Owner agree to treat and to take no action inconsistent with the treatment of the Investor Certificates (or beneficial interest there in) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Investor Certifi cateholder, Holder of a Variable Funding Certificate and the Holder of the Exchangeable Transferor Certificate, by acceptance of its Certificate and each Certificate Owner, by acquisition of a beneficial interest in a Certificate, agree to be bound by the provisions of this Section 3.7.
Each Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness under applicable tax law, as described in this Section 3.7. Furthermore, subject to Section 11.11, the Trustee shall treat the Trust as a security device only, and shall not file tax returns or obtain an employ er identification number on behalf of the Trust.

               Section 3.8  Adjustments.  (a)  If the
Servicer adjusts downward the amount of any Receivable
because of a rebate, refund, unauthorized charge or
billing error to an Obligor, because such Receivable was
created in respect of merchandise which was refused or
returned by an Obligor, or if the Servicer otherwise
adjusts downward the amount of any Receivable without
receiving Collections therefor or without charging off
such amount as uncollectible, then, in any such case, the
aggregate amount of the Principal Receivables used to
calculate the Investor Percentages applicable to any
Series and the Transferor Interest will be reduced by the
principal amount of any such adjustment.  Similarly, the
aggregate amount of the Principal Receivables used to
calculate the Investor Percentages applicable to any
Series will be reduced by the amount of any Principal
Receivable which was discovered as having been created
through a fraudulent or counterfeit charge or with re
spect to which the covenant contained in subsection
2.5(b) was breached.  Any adjustment required pursuant to
either of the two preceding sentences shall be made on or
prior to the end of the Monthly Period in which such
adjustment obligation arises.  In the event that, follow
ing any such adjustment, the Transferor Interest would be
less than the Minimum Transferor Interest, within two
Business Days of the date on which such    adjustment
obligation arises, the Transferor shall pay to the Servicer, for deposit into the Excess Funding Account, in immediately available funds an amount equal to the amount by which the Transferor Interest would be reduced below the Minimum Transferor Interest as a result of such adjustment or exclusion. Any amount deposited into the Excess Funding Account in connection with the adjustment of a Receivable (an "Adjustment Payment") shall be ap plied in accordance with Article IV and the terms of each Supplement.

               (b)  If (i) the Servicer makes a deposit
into the Collection Account in respect of a Collection of a Receivable and such deposit was in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collec tion and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently depos ited into the Collection Account (or shall be entitled to receive a refund from the Collection Account in the case of an excess deposit) to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid.
Notwithstanding the first two sentences of this para graph, any adjustments made pursuant to this paragraph will be reflected in a current report but will not change any amount of Collections previously reported pursuant to subsection 3.4(b).

               Section 3.9  Notices to DMCCB.  In the
event that DMCCB or any Affiliate thereof is no longer acting as Servicer, any Successor Servicer appointed pursuant to Section 10.2 shall deliver or make available to FCI each certificate and report required to be pre pared, forwarded or delivered thereafter pursuant to Sections 3.4, 3.5 and 3.6.

                  [End of Article III]

                       ARTICLE IV


                              RIGHTS OF
CERTIFICATEHOLDERS AND ALLOCATION
                              AND APPLICATION OF
COLLECTIONS

                                   Section 4.1  Rights of
Certificateholders. Each Series of Investor Certificates shall represent Undivided Interests in the Trust, including the benefits of any Enhancement issued with respect to such Series and the right to receive the Collections and other amounts at the times and in the amounts specified in this Article IV and the related
Supplement to be deposited in the Investor Accounts or to be paid to the Investor Certificateholders of such Se ries; provided, however, that the aggregate interest represented by such Certificates at any time in the Principal Receivables shall not exceed an amount equal to the Invested Amount of such Certificates. The Exchange able Transferor Certificate shall represent the remaining undivided interest in the Trust, including the right to receive the Collections and other amounts with respect to each Series at the times and in the amounts specified in this Article IV and the related Supplement to be paid to the Holder of the Exchangeable Transferor Certificate;
provided, however, that the aggregate interest represent ed by such Certificate at any time in the Principal
Receivables shall not exceed the Transferor Interest at such time and such Certificate shall not represent any interest in the Investor Accounts, except as provided in this Agreement and the Supplements, or the benefits of any Enhancement issued with respect to any Series.

               Section 4.2  Establishment of Accounts.

               (a)  The Collection Account.  The
Servicer, for the benefit of the Certificateholders, shall establish in the name of the Trustee, on behalf of the Trust, a non-interest bearing segregated account (the
"Collection Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Certificateholders, and shall cause such Collection Account to be established and maintained, (i) in a segregated trust account with the corporate trust department of a depositary institution or trust company (which may include the Trustee) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia which has a long-term unsecured debt rating of at least Baa3 by Moody's and whose deposits are insured to the limits pro vided by law by the FDIC having corporate trust powers and acting as trustee for funds deposited therein (pro vided, however, that such account need not be maintained as a segregated trust account with the corporate trust department of such institution if at all times the cer tificates of deposit, short-term deposits or commercial paper or the long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Standard & Poor's of at least A-1+ and P-1 from Moody's in the case of the certificates of deposit, short-term deposits or commer cial paper, or a rating from Standard & Poor's of AAA and from Moody's of Aaa in the case of the long-term unse cured debt obligations) or (ii) with a depositary insti tution, which may include the Trustee, which is accept able to the Rating Agency (in the case of (i) and (ii), a "Qualified Institution"). If, at any time, the institu tion holding the Collection Account ceases to be a Qualified Institution, the Transferor shall direct the Servicer to establish within 10 Business Days a new
Collection Account with a Qualified Institution, transfer any cash and/or any investments to such new Collection
Account and from the date such new Collection Account is established, it shall be the "Collection Account." The
Servicer shall give written notice to the Trustee of the location and account number of the Collection Account and shall notify the Trustee in writing prior to any subse quent change thereof. Pursuant to authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power revocable by the Trustee to withdraw funds from the Collection Account for the purposes of carrying out its duties hereunder.

               The Collection Account shall be under the sole dominion and control of the Trustee and the Trustee shall possess all right, title and interest in all funds from time to time on deposit in such account.

               (b)  The Interest Funding and Principal Ac
counts. The Trustee, for the benefit of the Investor Cer tificateholders, shall establish and maintain with a Qualified Institution in the name of the Trust two segre gated trust accounts for each Series (an "Interest Fund ing Account" and a "Principal Account," respectively), each bearing a designation clearly indicating that the funds therein are held for the benefit of the Investor
Certificateholders of such Series. Except as provided in subsection 4.2(e), each Interest Funding Account and each Principal Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor
Certificateholders. Pursuant to authority granted to it hereunder, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Interest
Funding Account and any Principal Account for any purpose of carrying out the Servicer's or the Trustee's duties hereunder. The Trustee at all times shall maintain accurate records reflecting each transaction in each Principal Account and each Interest Funding Account and that funds held therein shall at all times be held in trust for the benefit of the Investor Certificateholders of such Series. If, at any time, the institution holding the Interest Funding Account ceases to be a Qualified
Institution, the Servicer shall direct the Trustee to establish within 10 Business Days a new Interest Funding
Account meeting the conditions specified above with a Qualified Institution, transfer any cash and/or any investments to such new Interest Funding Account and from the date such new Interest Funding Account is estab lished, it shall be the "Interest Funding Account."
Similarly, if, at any time, the institution holding any Principal Account ceases to be a Qualified Institution, the Servicer shall direct the Trustee to establish within 10 Business Days a new Principal Account meeting the conditions specified above with a Qualified Institution, transfer any cash and/or any investments to such new
Principal Account and from the date such new Principal
Account is established, it shall be a "Principal Ac count."

               (c)  Distribution Accounts.  The Trustee,
for the benefit of the Investor Certificateholders of each Series, shall cause to be established and maintained in the name of the Trust, with an office or branch of a Qualified Institution a non-interest-bearing segregated demand deposit account for each Series (a "Distribution
Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Investor Certificateholders of such Se ries. Each Distribution Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders of the related Series.
Pursuant to the authority granted to the Paying Agent herein, the Paying Agent shall have the power, revocable by the Trustee, to make withdrawals and payments from the Distribution Account for the purpose of carrying out the Paying Agent's duties hereunder. If, at any time, the institution holding a Distribution Account ceases to be a Qualified Institution, the Servicer shall direct the Trustee to establish within 10 Business Days a new Distri bution Account meeting the conditions specified above with a Qualified Institution, transfer any cash and/or any investments to such new Distribution Account and from the date such new Distribution Account is established, it shall be a "Distribution Account."

               (d)  The Excess Funding Account.  The
Trustee, for the benefit of the Certificateholders, shall cause to be established in the name of the Trustee, on behalf of the Certificateholders, with a Qualified Insti tution, a segregated trust account (the "Excess Funding
Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. Except as provided in subsection
4.3(e), the Excess Funding Account shall, except as otherwise provided herein, be under the sole dominion and control of the Trustee for the benefit of the Certificate holders. Pursuant to the authority granted to the Servicer herein, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and pay ments from the Excess Funding Account for the purpose of carrying out the Servicer's or Trustee's duties hereun der. If, at any time, the institution holding the Excess
Funding Account ceases to be a Qualified Institution, the Servicer shall direct the Trustee to establish within 10
Business Days a new Excess Funding Account meeting the conditions specified above with a Qualified Institution, transfer any cash and/or any investments to such new
Excess Funding Account and from the date such new Excess
Funding Account is established, it shall be the "Excess
Funding Account."

               (e)  Administration of the Principal
Accounts and the Interest Funding Accounts. Funds on deposit in each Principal Account and each Interest
Funding Account shall at all times be invested by the Servicer (or, at the written direction of the Transferor, by the Trustee) on behalf of the Transferor in Cash
Equivalents. Any such investment shall mature and such funds shall be available for withdrawal on or before the Transfer Date following the Monthly Period in which such funds were processed for collection. No such investments shall be liquidated prior to maturity. At the end of each month, all interest and earnings (net of losses and investment expenses) on funds on deposit in each Principal Account and each Interest Funding Account
(unless otherwise specified in the applicable Supplement) shall be deposited by the Trustee in a separate deposit account with a Qualified Institution in the name of the Servicer, or a Person designated in writing by the Servicer, which shall not constitute a part of the Trust, or shall otherwise be turned over by the Trustee to the Servicer in accordance with instructions from the Servicer to the Trustee not less frequently than monthly.
Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, of which the Trustee shall have received writ ten notification, shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in any Principal Account and any Interest Funding
Account. Any investment instructions to the Trustee shall be in writing, shall be given no later than 10:00 a.m. New York City time on a Business Day that such investment is proposed to be made and shall include a certification that the proposed investment is a Cash
Equivalent that matures at or prior to the time required by this Agreement. For purposes of determining the avail ability of funds or the balances in any Interest Funding
Account and any Principal Account for any reason under this Agreement, all investment earnings on such funds shall be deemed not to be available or on deposit.

               Section 4.3  Collections and Allocations.

               (a)  Collections.  Obligors shall make
payments on the Receivables to the Servicer who shall deposit all such payments in the Collection Account no later than the second Business Day following the Date of Processing thereof.

               The Servicer shall allocate such amounts to each Series of Investor Certificates and to the Holder of the Exchangeable Transferor Certificate in accordance with this Article IV and the related Supplement and shall cause the Trustee to withdraw the required amounts from the Collection Account or pay such amounts to the Holder of the Exchangeable Transferor Certificate in accordance with this Article IV and the related Supplement. The
Servicer shall make such deposits or payments on the date indicated herein by wire transfer or as otherwise provid ed in the Supplement for any Series of Certificates with respect to such Series.

               Notwithstanding anything in this Agreement to the contrary, but subject to the terms of any Supplement, for so long as, and only so long as, DMCCB
(or any successors to DMCCB pursuant to Section 8.2) or an Affiliate of DMCCB shall remain the Servicer hereun der, and (a)(i) DMCCB (or any successors to DMCCB pursu ant to Section 8.2) or an Affiliate of DMCCB provides to the Trustee a letter of credit or other form of Enhance ment rated at least A-1 by Standard & Poor's and P-1 by Moody's (as certified to the Trustee by the Servicer), and (ii) after notifying each Rating Agency of the pro posed use of such letter of credit or other form of Enhancement the Transferor shall have received a notice from each Rating Agency that making payments monthly rather than daily would not result in a downgrading or withdrawal of any of such Rating Agency's then-existing ratings of the Investor Certificates, or (b) DMCCB (or any successors to DMCCB pursuant to Section 8.2) shall have and maintain a short-term credit rating of at least
A-1 by Standard & Poor's and P-1 by Moody's (as certified to the Trustee by the Servicer), the Servicer need not deposit Collections from the Collection Account into the Principal Account or the Interest Funding Account or any
Series Account, or make payments to the Holder of the Ex changeable Transferor Certificate, prior to the close of business on the day any Collections are deposited in the Collection Account as otherwise provided in this Article
IV and the related Supplement, but may instead make such deposits, payments and withdrawals on each Transfer Date in an amount equal to the net amount of such deposits, payments and withdrawals which would have been made but for the provisions of this paragraph.

               (b)  Allocations for the Exchangeable
Transferor Certificate. Throughout the existence of the Trust, unless otherwise stated in any Supplement, on each Business Day the Servicer shall allocate to the Holder of the Exchangeable Transferor Certificate an amount equal to the product of (A) the Transferor Percentage as of the end of the preceding Business Day and (B) the aggregate amount of Principal Collections and Finance Charge Collec tions available in the Collection Account. The Servicer shall pay such amount to the Holder of the Exchangeable
Transferor Certificate on each Business Day; provided, however, that amounts payable to the Holder of the Ex changeable Transferor Certificate pursuant to this clause
(b) shall instead be deposited in the Excess Funding
Account to the extent necessary to prevent the Transferor
Interest from being less than the Minimum Transferor
Interest.

               (c)  Allocation for Series.  On each
Business Day, (i) the amount of Finance Charge
Collections available in the Collection Account allocable to each Series, (ii) the amount of Principal Collections available in the Collection Account allocable to each Series and (iii) the Receivables in Defaulted Accounts allocable to each Series shall be determined in accordance with the provisions of the related Supplement.
The Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection
Account, cause the Trustee to withdraw the required amounts from the Collection Account and cause the Trustee to deposit such amounts into the applicable Principal Ac count, the applicable Interest Funding Account, the Excess Funding Account, or any Series Account or pay such amounts to the Holder of the Exchangeable Transferor
Certificate in accordance with the provisions of this
Article IV and the Supplements.

               (d)  Unallocated Principal Collections;
Excess Funding Account.  On each Business Day, Shared
Principal Collections shall be allocated to each outstanding Series pro rata based on the Principal
Shortfall, if any, for each such Series, and then, at the option of the Transferor, any remainder may be applied as principal with respect to the Variable Funding Certif icates. The Servicer shall pay any remaining Shared
Principal Collections on such Business Day to the Trans feror; provided, that if the Transferor Interest as determined on such Business Day does not exceed the Minimum Transferor Interest, then such remaining Shared
Principal Collections shall be deposited in the Excess F unding Account to the extent necessary to increase the Transferor Interest above the Minimum Transferor Inter est; provided, further, that if an Amortization Period has commenced and is continuing with respect to more than one outstanding Series, such remaining Shared Principal
Collections shall be allocated to such Series pro rata based on the Investor Percentage for Principal Receiv ables applicable for such Series.

               (e) Amounts in Excess Funding Account.
Amounts on deposit in the Excess Funding Account on any Business Day will be invested by the Servicer (or, at the direction of the Transferor, by the Trustee) on behalf of the Transferor in Cash Equivalents which shall mature and be available on or before the next Business Day on which amounts may be released from the Excess Funding Account.
Earnings from such investments received shall be deposit ed in the Collection Account and treated as Finance
Charge Collections. Any investment instructions to the Trustee shall be in writing and shall include a certifi cation that the proposed investment is a Cash Equivalent that matures at or prior to the date required by this Agreement. If on any Business Day other than a Business
Day on which a Pay Out Event or a Prospective Pay Out
Event has occurred and is continuing, the Transferor
Interest is greater than the Minimum Transferor Interest, amounts on deposit in the Excess Funding Account may, at the option of the Transferor, be released to the Holder of the Exchangeable Transferor Certificate. On the first
Business Day of the Amortization Period for any Series, funds on deposit in the Excess Funding Account will be deposited in the Principal Account for such Series to the extent of the lesser of (x) the Invested Amount of such Series and (y) the amount then on deposit in the Excess
Funding Account.

               [THE REMAINDER OF ARTICLE IV IS RESERVED
          AND SHALL BE SPECIFIED IN ANY SUPPLEMENT WITH RESPECT TO
          ANY SERIES]

                  [End of Article IV]

                       ARTICLE V

                                   [ARTICLE V IS RESERVED
          AND SHALL BE SPECIFIED IN ANY SUPPLEMENT WITH RESPECT TO
          ANY SERIES]

                   [End of Article V]

                       ARTICLE VI

                              THE CERTIFICATES

                                   Section 6.1  The
Certificates.  Subject to Sections 6.10 and 6.13, the
Investor Certificates of each Series and any Class there of may be issued in bearer form (the "Bearer Certifi cates") with attached interest coupons and, if applicable, a special coupon (collectively, the "Cou pons") or in fully registered form (the "Registered
Certificates"), and shall be substantially in the form of the exhibits with respect thereto attached to the related
Supplement. The Exchangeable Transferor Certificate shall be substantially in the form of Exhibit A. The
Investor Certificates and the Exchangeable Transferor
Certificate shall, upon issue pursuant hereto or to
Section 6.9 or Section 6.10, be executed and delivered by the Transferor to the Trustee for authentication and redelivery as provided in Sections 2.1 and 6.2. Unless otherwise specified in any Supplement, any Investor Cer tificate shall be issuable in a minimum denomination of $1,000 Undivided Interest and integral multiples thereof, and shall be issued upon original issuance in an original aggregate principal amount equal to the Initial Invested
Amount. The Exchangeable Transferor Certificate shall be issued as a single certificate. Each Certificate shall be executed by manual or facsimile signature on behalf of the Transferor by its President or any Vice President.
Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Trans feror or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been validly issued and duly authen ticated and delivered hereunder. All Certificates shall be dated the date of their authentication except Bearer
Certificates which shall be dated the applicable Issuance
Date as provided in the related Supplement.

               Section 6.2  Authentication of
Certificates. Contemporaneously with the initial assignment and transfer of the Receivables, whether now existing or hereafter created (other than Receivables in Supplemental Accounts) and the other components to the Trust, the Trustee shall authenticate and deliver the initial Series of Investor Certificates (or applicable
Classes thereof), upon the written order of the Transfer or. Upon the issuance of such Investor Certificates, such Investor Certificates shall be validly issued, fully paid and non-assessable. The Trustee shall authenticate and deliver the Exchangeable Transferor Certificate to the Transferor simultaneously with its delivery of the initial Series of Investor Certificates. Upon an Ex change as provided in Section 6.9 and the satisfaction of certain other conditions specified therein, the Trustee shall authenticate and deliver the Investor Certificates of additional Series (with the designation provided in the related Supplement), upon the written order of the Transferor. Upon the written order of the Transferor, the Certificates of any Series shall be duly authenticat ed by or on behalf of the Trustee, in authorized denomi nations equal to (in the aggregate) the Initial Invested
Amount of such Series of Investor Certificates. If specified in the related Supplement for any Series, the Trustee shall authenticate and deliver outside the United
States the Global Certificate that is issued upon origi nal issuance thereof, upon the written order of the Transferor, to the Depositary. If specified in the related Supplement for any Series, the Trustee shall authenticate Book-Entry Certificates that are issued upon original issuance thereof, upon the written order of the Transferor, to a Clearing Agency or its nominee as pro vided in Section 6.10.

               Section 6.3  Registration of Transfer and
Exchange of Certificates.

               (a)  The Trustee shall cause to be kept at
the office or agency to be maintained by a transfer agent and registrar (the "Transfer Agent and Registrar") in accordance with the provisions of Section 11.16, a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates of each Series
(unless otherwise provided in the related Supplement) and of transfers and exchanges of the Investor Certificates as herein provided. Whenever reference is made in this Agreement to the transfer or exchange of the Certificates by the Trustee, such reference shall be deemed to include the transfer or exchange on behalf of the Trustee by a Transfer Agent and Registrar. The Trustee is hereby ini tially appointed Transfer Agent and Registrar for the purposes of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided. If any form of Investor Certificate is issued as a Global Certificate, the Trustee may, or if and so long as any Series of Investor Certificates are listed on a stock exchange and such exchange shall so require, the Trustee shall appoint a co-transfer agent and co-registrar, which will also be a co-paying agent, in such city as the Transferor may specify. Any refer ence in this Agreement to the Transfer Agent and Regis trar shall include any co-transfer agent and co-registrar unless the context otherwise requires. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days' written notice to the Servicer. In the event that the Trustee shall no longer be the Transfer
Agent and Registrar, the Transferor shall appoint a successor Transfer Agent and Registrar. If any Series with respect to which Book Entry Certificates were origi nally issued is no longer issued as Book-Entry Certifi cates, then the Servicer may appoint a successor Transfer
Agent and Registrar.

               Unless otherwise provided in the related
Supplement, in the case of any Investor Certificate with respect to which no Opinion of Counsel to the effect that such Investor Certificate (or Class or Series to which such Investor Certificate pertains) will be characterized as indebtedness for federal income tax purposes was deliv ered, no sale, assignment, participation, pledge, hypothe cation, transfer or other disposition of such Investor
Certificate (or any interest therein) shall be made unless the Transferor and the Servicer shall have granted their prior consent thereto, which consent may not be unreasonably withheld and, provided further, that for purposes of this sentence, it shall in all cases be rea sonable for the Transferor or the Servicer to withhold consent to such proposed sale, assignment, participation, pledge, hypothecation, transfer or other disposition of all or any part of a Certificate (or any interest there in) if the transaction would, if effected, give rise to any adverse tax consequence, as determined in the sole and absolute discretion of the Transferor or the Servicer.

               Upon surrender for registration of
transfer of any Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Transferor shall execute, subject to the provisions of subsection 6.3(c), and the Trustee shall (unless the Transfer Agent and Registrar is different than the Trustee, in which case the Transfer Agent and Registrar shall) authenticate and deliver, in the name of the designated transferee or transferees, one or more new
Certificates in authorized denominations of like aggre gate Undivided Interests; provided, that the provisions of this paragraph shall not apply to Bearer Certificates.

               At the option of any Holder of Registered
Certificates, Registered Certificates may be exchanged for other Registered Certificates of the same Series in authorized denominations of like aggregate Undivided
Interests in the Trust, upon surrender of the Registered
Certificates to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose. At the option of a Bearer Certificateholder, subject to applicable laws and regulations (including without limitation, the Bearer Rules), Bearer Certifi cates may be exchanged for other Bearer Certificates or Registered Certificates of the same Series in authorized denominations of like aggregate Undivided Interests in the Trust, in the manner specified in the Supplement for such Series, upon surrender of the Bearer Certificates to be exchanged at an office or agency of the Transfer Agent and Registrar located outside the United States. Each
Bearer Certificate surrendered pursuant to this Section
6.3 shall have attached thereto (or be accompanied by) all unmatured Coupons, provided that any Bearer Certifi cate so surrendered after the close of business on the Record Date preceding the relevant Distribution Date after the related Series Termination Date need not have attached the Coupons relating to such Distribution Date.

               Whenever any Investor Certificates of any Series are so surrendered for exchange, the Transferor shall execute, and the Trustee shall (unless the Transfer
Agent and Registrar is different than the Trustee, in which case the Transfer Agent and Registrar shall) au thenticate and deliver, the Investor Certificates of such Series which the Certificateholder making the exchange is entitled to receive. Every Investor Certificate present ed or surrendered for registration of transfer or ex change shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certif icateholder thereof or his attorney-in-fact duly autho rized in writing.

               The preceding provisions of this Section
6.3 notwithstanding, the Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Investor
Certificate of any Series for the period from the Record
Date preceding the due date for any payment to the Distribution Date with respect to the Investor Certif icates of such Series.

               Unless otherwise provided in the related
Supplement, no service charge shall be made for any regis tration of transfer or exchange of Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or ex change of Certificates.

               All Investor Certificates (together with any Coupons attached to Bearer Certificates) surrendered for registration of transfer or exchange shall be canceled by the Transfer Agent and Registrar and disposed of in a manner satisfactory to the Trustee. The Trustee shall cancel and dispose of any Global Certificate upon its exchange in full for Definitive Certificates, but shall not be required to destroy such Global
Certificates. Such certificate shall also state that a certificate or certificates of each Foreign Clearing
Agency to the effect referred to in Section 6.13 was received with respect to each portion of the Global
Certificate exchanged for Definitive Certificates.

               The Transferor shall execute and deliver to the Trustee or the Transfer Agent and Registrar, as applicable, Bearer Certificates and Registered
Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement and the Certificates.

               (b)  Except as provided in Section 6.9 or
7.2 or in any Supplement, in no event shall the Exchangeable Transferor Certificate or any interest therein be transferred, sold, exchanged, pledged, participated or otherwise assigned hereunder, in whole or in part, unless the Transferor shall have consented in writing to such transfer and unless the Trustee shall have received (1) confirmation in writing from each Rating Agency that such transfer will not result in a lowering or withdrawal of its then-existing rating of any Series of Investor Certificates and (2) an Opinion of
Counsel that such transfer does not (i) adversely affect the conclusions reached in any of the federal income tax opinions issued in connection with the original issuance of any Series of Investor Certificates or (ii) result in a taxable event to the holders of any such Series.

               (c)  Unless otherwise provided in the
related Supplement, registration of transfer of Registered Certificates containing a legend relating to the restrictions on transfer of such Registered
Certificates (which legend shall be set forth in the Supplement relating to such Investor Certificates) shall be effected only if the conditions set forth in such related Supplement are satisfied.

               Whenever a Registered Certificate
containing the legend set forth in the related Supplement is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek instructions from the Servicer regarding such transfer. The Transfer Agent and Registrar and the Trustee shall be entitled to receive written instructions signed by an officer of the Trustee prior to registering any such transfer or authenticating new Registered Certificates, as the case may be. The
Servicer hereby agrees to indemnify the Transfer Agent and Registrar and the Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in reliance on any such written instructions furnished pursuant to this subsection 6.3(c).

               (d)  The Transfer Agent and Registrar will
maintain at its expense in the Borough of Manhattan, The
City of New York, an office or offices or an agency or agencies where Investor Certificates of such Series may be surrendered for registration of transfer or exchange.

               (e)  Prior to the Transfer of any portion
of a Transferor Retained Class, the Trustee shall have re ceived an Opinion of Counsel to the effect that such pro posed Transfer will not adversely affect the Federal or Applicable Tax State income tax characterization of any outstanding Series of Investor Certificates or the tax ability (or tax characterization) of the Trust under Federal, Minnesota or Delaware income tax laws. The
Transferor shall provide to Moody's notice of any such Transfer and a copy of the Opinion of Counsel described above.

               Section 6.4  Mutilated, Destroyed, Lost or
Stolen Certificates.  If (a) any mutilated Certificate
(together, in the case of Bearer Certificates, with all unmatured Coupons, if any, appertaining thereto) is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer
Agent and Registrar and the Trustee such security or indemnity as may be required by them to hold each of them and the Trust harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall (unless the Trans fer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) au thenticate and deliver (in compliance with applicable law), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Undivided Interest. In connection with the issuance of any new Certificate under this Section 6.4, the Trustee or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (in cluding the fees and expenses of the Trustee and the Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.4 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

               Section 6.5  Persons Deemed Owners.  Prior
to due presentation of a Certificate for registration of transfer, the Trustee, the Paying Agent, the Transfer
Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is regis tered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article V (as de scribed in any Supplement) and Article XII and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary; provided, however, that in determining whether the holders of Investor Certificates evidencing the requisite Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Investor Certificates owned by the Transferor, the Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be pro tected in relying upon any such request, demand, authori zation, direction, notice, consent or waiver, only Inves tor Certificates which a Responsible Officer in the Corporate Trust Office of the Trustee knows to be so owned shall be so disregarded. Investor Certificates so owned that have been pledged in good faith shall not be disregarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Investor Certificates and that the pledgee is not the Transferor, the Servicer or an Affiliate thereof.

               In the case of a Bearer Certificate, the Trustee, the Paying Agent, the Transfer Agent and
Registrar and any agent of any of them may treat the holder of a Bearer Certificate or Coupon as the owner of such Bearer Certificate or Coupon for the purpose of receiving distributions pursuant to Article V (as described in any Supplement) and Article XII and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. Certificates so owned that have been pledged in good faith shall not be disregarded and may be regarded as outstanding, if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Investor Certificates and that the pledgee is not the Transferor, the Servicer or an Affiliate thereof.

               Section 6.6  Appointment of Paying Agent.

               (a)  The Paying Agent shall make
distributions to Investor Certificateholders from the appropriate account or accounts maintained for the benefit of Certificateholders as specified in this Agreement or the related Supplement for any Series pursuant to Articles IV and V hereof. Any Paying Agent shall have the revocable power to withdraw funds from such appropriate account or accounts for the purpose of making distributions referred to above. The Trustee (or the Servicer if the Trustee is the Paying Agent) may revoke such power and remove the Paying Agent, if the Trustee (or the Servicer if the Trustee is the Paying
Agent) determines in its sole discretion that the Paying
Agent shall have failed to perform its obligations under this Agreement in any material respect or for other good cause. The Paying Agent, unless the Supplement with respect to any Series states otherwise, shall initially be the Trustee. The Trustee shall be permitted to resign as Paying Agent upon 30 days' written notice to the Servicer. Upon the resignation of the Paying Agent, if the Paying Agent was not the Trustee, the Trustee shall be the successor Paying Agent unless and until another successor has been appointed as Paying Agent. In the event that the Trustee, shall no longer be the Paying
Agent, the Transferor shall appoint a successor to act as Paying Agent (which shall be a bank or trust company).
Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

               If specified in the related Supplement for any Series, so long as the Investor Certificates of such Series are outstanding and the Paying Agent is not locat ed in New York City, the Transferor shall maintain a co-paying agent in New York City (for Registered Certifi cates only) or any other city designated in such Supple ment.

               (b)  The Trustee shall cause each Paying
Agent (other than itself) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto and waive all rights of set off the Paying Agent may have against any sums held by it until such sums shall be paid to such Certifi cateholders and shall agree, and if the Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Internal Revenue Code regarding the withholding by the Trustee of payments in respect of federal income taxes due from Certificate Owners.

               Section 6.7  Access to List of Certificate-
holders' Names and Addresses. The Trustee will furnish or cause to be furnished by the Transfer Agent and Regis trar to the Servicer or the Paying Agent, within five
Business Days after receipt by the Trustee of a request therefor from the Servicer or the Paying Agent, respec tively, in writing, a list in such form as the Servicer or the Paying Agent may reasonably require, of the names and addresses of the Investor Certificateholders as of the most recent Record Date for payment of distributions to Investor Certificateholders. Unless otherwise provid ed in the related Supplement, holders of Investor Certif icates evidencing Undivided Interests aggregating not less than 25% of the Invested Amount of the Investor Cer tificates of any Series (the "Applicants") may apply in writing to the Trustee, and if such application states that the Applicants desire to communicate with other
Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor
Certificates and is accompanied by a copy of the communi cation which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee and shall give the Servicer notice that such request has been made, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' request. Every Certificate holder, by receiving and holding a Certificate, agrees with the Trustee that neither the Trustee, the Transfer
Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was obtained.

               Section 6.8  Authenticating Agent.

               (a)  The Trustee may appoint one or more
authenticating agents (each, an "Authenticating Agent") with respect to the Certificates which shall be autho rized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, deliv ery, registration of transfer, exchange or repayment of the Certificates. The Trustee will appoint any Transfer
Agent and Registrar to be an Authentication Agent. When ever reference is made in this Agreement to the authenti cation of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authenti cation executed on behalf of the Trustee by an Authenti cating Agent. Each Authenticating Agent must be accept able to the Transferor. The Trustee hereby initially appoints The Bank of New York as its Authenticating
Agent.

               (b)  Any institution succeeding to the
corporate agency business of an Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

               (c)  An Authenticating Agent may at any
time resign by giving written notice of resignation to the Trustee and to the Transferor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating
Agent and to the Transferor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Trustee or the Transferor, the Trustee promptly may appoint a successor Authenticating
Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor
Authenticating Agent shall be appointed unless acceptable to the Trustee and the Transferor.

               (d)  The Servicer agrees to pay each
Authenticating Agent from time to time reasonable compensation for its services under this Section 6.8.

               (e)  The provisions of Sections 11.1, 11.2
and 11.3 shall be applicable to any Authenticating Agent.

               (f)  Pursuant to an appointment made under
this Section 6.8, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

               Trustee's Certificate of Authentication

               This is one of the certificates described in the Pooling and Servicing Agreement.


                                   _____________________
                                   as Authenticating
                                   Agent for the Trustee,

                                   By:___________________
                                      Authorized Signatory

     Dated:

               Section 6.9  Tender of Exchangeable
Transferor  Certificate.

               (a)  Upon any Exchange, the Transferor
shall deliver to the Trustee for authentication under
Section 6.2, one or more new Series of Investor
Certificates. Any such Series of Investor Certificates shall be substantially in the form specified in the related Supplement and shall bear, upon its face, the designation for such Series to which it belongs, as selected by the Transferor. Except as specified in any Supplement for a related Series, all Investor
Certificates of any Series shall rank pari passu and be equally and ratably entitled as provided herein to the benefits hereof (except that the Enhancement provided for any Series shall not be available for any other Series) without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the related Supplement.

               (b)  The Holder of the Exchangeable
Transferor Certificate may (i) tender the Exchangeable
Transferor Certificate to the Trustee in exchange for (A) one or more newly issued Series of Investor Certificates or, with respect to any pre-funded Series, interests therein and (B) a reissued Exchangeable Transferor
Certificate, (ii) request the Trustee to issue to it one or more Classes of any newly issued Series of Investor
Certificates which upon payment by the purchaser thereof of the Initial Invested Amount of such Certificates to a Defeasance Account, will represent an interest in the Trust equal to such Initial Invested Amount (an "Unfunded
Certificate") or (iii) take a combination of the actions specified in clauses (i) and (ii) provided that the sum of the amount of Transferor Interest which is tendered under clause (i) and the amount to be paid to the Defea sance Account under clause (ii) equals the Initial In vested Amount of the Investor Certificates delivered to the Holder of the Exchangeable Transferor Certificate
(any such event under clauses (i), (ii) or (iii), a "Transferor Exchange"). In addition, to the extent permitted for any Series of Investor Certificates as specified in the related Supplement, the Investor Certif icateholders of such Series may tender their Investor
Certificates and the Holder of the Exchangeable Transfer or Certificate may tender the Exchangeable Transferor
Certificate to the Trustee pursuant to the terms and conditions set forth in such Supplement in exchange for
(i) one or more newly issued Series of Investor Certifi cates and (ii) a reissued Exchangeable Transferor Certif icate (an "Investor Exchange"). Unless otherwise speci fied in any Supplement, the Transferor shall not be permitted to deposit money into any Defeasance Account.
The Transferor Exchange and Investor Exchange are re ferred to collectively herein as an "Exchange." The
Holder of the Exchangeable Transferor Certificate may perform an Exchange by notifying the Trustee, in writing, at least five Business Days in advance (an "Exchange
Notice") of the date upon which the Exchange is to occur
(an "Exchange Date"). Any Exchange Notice shall state the designation of any Series to be issued on the Ex change Date and, with respect to each such Class or
Series: (a) its Initial Invested Amount (or the method for calculating such Initial Invested Amount), which at any time may not be greater than the current principal amount of the Exchangeable Transferor Certificate at such time (or in the case of an Investor Exchange, the sum of the Invested Amount of any Class or Series of Investor
Certificates to be exchanged plus the current principal amount of the Exchangeable Transferor Certificate) taking into account any Receivables transferred to the Trust simultaneous with such Exchange, (b) its Certificate Rate
(or the method for allocating interest payments or other cash flows to such Series), if any, and (c) the Enhance ment Provider, if any, with respect to such Series. On the Exchange Date, the Trustee shall authenticate and deliver any such Class or Classes of such Series of Inves tor Certificates only upon delivery to it of the follow ing: (a) a Supplement satisfying the criteria set forth in subsection 6.9(c) and in form reasonably satisfactory to the Trustee executed by the Transferor and the Servicer and specifying the Principal Terms of such Series, (b) the applicable Enhancement, if any, (c) the agreement, if any, pursuant to which the Enhancement
Provider agrees to provide the Enhancement, if any, (d) an Opinion of Counsel to the effect that (i) any Class of the newly issued Series of Investor Certificates sold to third parties will be characterized as either indebt edness or partnership interests for Federal and applica ble state income tax purposes or (ii) that the issuance of the newly issued Series of Investor Certificates will not adversely affect the Federal or Applicable Tax State income tax characterization of any outstanding Series of Investor Certificates or the taxability of the Trust under Federal or Applicable Tax State income tax laws,
(e) written confirmation from each Rating Agency that the Exchange will not result in such Rating Agency's reducing or withdrawing its rating on any then outstanding Class of any Series as to which it is a Rating Agency, (f) an Officer's Certificate of the Transferor, that on the Exchange Date after giving effect to such exchange (i) the Transferor Interest would be at least equal to the Minimum Transferor Interest and (ii) the Retained Inter est would be at least equal to the Minimum Retained
Interest, (g) the existing Exchangeable Transferor Certif icate or applicable Investor Certificates, as the case may be and (h) such other documents, certificates and Opinions of Counsel as may be required by the applicable
Supplement. Upon satisfaction of such conditions, the Trustee shall cancel the existing Exchangeable Transferor
Certificate or applicable Investor Certificates, as the case may be, and issue, as provided above, such Series of Investor Certificates and a new Exchangeable Transferor
Certificate, dated the Exchange Date. There is no limit to the number of Exchanges that may be performed under this Agreement.

               (c)  In conjunction with an Exchange, the
parties hereto shall execute a Supplement, which shall specify the relevant terms with respect to any newly issued Series of Investor Certificates, which may include without limitation: (i) its name or designation, (ii) the Initial Invested Amount or the method of calculating the Initial Invested Amount, (iii) the Certificate Rate
(or formula for the determination thereof), (iv) the Closing Date, (v) the rating agency or agencies rating such Series, (vi) the name of the Clearing Agency, if any, (vii) the rights of the Holder of the Exchangeable
Transferor Certificate that have been transferred to the Holders of such Series pursuant to such Exchange (includ ing any rights to allocations of Finance Charge Collec tions and Principal Collections), (viii) the interest pay ment date or dates and the date or dates from which interest shall accrue, (ix) the method of allocating
Principal Collections for such Series and the method by which the principal amount of Investor Certificates of such Series shall amortize or accrete and the method for allocating Finance Charge Collections, (x) the names of any accounts to be used by such Series and the terms governing the operation of any such account, (xi) the Series Servicing Fee Percentage, (xii) the Minimum Trans feror Interest, (xiii) the Series Termination Date, (xiv) the terms of any Enhancement with respect to such Series,
(xv) the Enhancement Provider, if applicable, (xvi) the base rate applicable to such Series, (xvii) the terms on which the Certificates of such Series may be repurchased or remarketed to other investors, (xviii) any deposit into any account provided for such Series, (xix) the number of Classes of such Series and, if more than one
Class, the rights and priorities of each such Class, (xx) whether any fees will be included in the funds available to be paid for such Series, (xxi) the subordination of such Series to any other Series, (xxii) the Pool Factor, (xxiii) the Minimum Aggregate Principal Receivables,
(xxiv) whether such Series will be a part of a group or subject to being paired with any other Series, (xxv) whether such Series will be pre-funded, and (xxvi) any other relevant terms of such Series (including whether or not such Series will be pledged as collateral for an issuance of any other securities, including commercial paper) (all such terms, the "Principal Terms" of such Series). The terms of such Supplement may modify or amend the terms of this Agreement solely as applied to such new Series. If on the date of the issuance of such Series there is issued and outstanding one or more Series of Investor Certificates and no Series of Investor Cer tificates is currently rated by a Rating Agency, then as a condition to such Exchange a nationally recognized investment banking firm or commercial bank shall also deliver to the Trustee an officer's certificate stating, in substance, that the Exchange will not have an adverse effect on the timing or distribution of payments to such other Series of Investor Certificates then issued and outstanding.

               (d)  The Transferor may surrender the Ex
changeable Transferor Certificate to the Trustee in exchange for a newly issued Exchangeable Transferor
Certificate and a second certificate (a "Supplemental
Certificate"), the terms of which shall be defined in a supplement to this Agreement (which supplement shall be subject to Section 13.1 hereof to the extent that it amends any of the terms of this Agreement), to be deliv ered to or upon the order of the Transferor (or a Person designated by the Transferor, in the case of the transfer or exchange thereof, as provided below), upon satisfaction of the following conditions: (i) following such exchange, the Transferor Interest (less any interest therein represented by any Supplemental Certificates) would be at least equal to the Minimum Transferor Inter est ,(ii) following such exchange the Retained Interest
(less any interest therein represented by any Supplemen tal Certificates) equals or exceeds the Minimum Retained
Interest, and (iii) the Trustee received prior to such ex change (A) a letter from the Rating Agency stating that the then current ratings on the Investor Certificates of each rated class of each Series then outstanding will not be reduced or withdrawn because of the issuance of such Supplemental Certificate and (B) an Opinion of Counsel to the effect that (i) such Supplemental Certificate will be characterized as either indebtedness or a partnership interest for Federal and applicable state income tax purposes or (ii) that such Supplemental Certificate will not adversely affect the Federal, Minnesota or Delaware income tax characterization of any outstanding Series of Investor Certificates or the taxability of the Trust under Federal, Minnesota or Delaware income tax laws, transferred or exchanged only upon satisfaction of the conditions set forth in clause (iii) above.

               Section 6.10  Book-Entry Certificates.
Unless otherwise provided in any related Supplement, the Investor Certificates, upon original issuance, shall be issued in the form of typewritten Certificates representing the Book-Entry Certificates, to be delivered to the depositary specified in such Supplement (the
"Depositary") which shall be the Clearing Agency or Foreign Clearing Agency, by or on behalf of such Series.
The Investor Certificates of each Series shall, unless otherwise provided in the related Supplement, initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency or Foreign Clearing
Agency. No Certificate Owner will receive a definitive certificate representing such Certificate Owner's inter est in the related Series of Investor Certificates, except as provided in Section 6.12. Unless and until definitive, fully registered Investor Certificates of any Series ("Definitive Certificates") have been issued to Certificate Owners pursuant to Section 6.12:

                    (i)  the provisions of this Section
     6.10 shall be in full force and effect with respect to each such Series;

                    (ii)  the Transferor, the Servicer,
     the Paying Agent, the Transfer Agent and Registrar and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions on the Investor Certificates of each such Series) as the authorized representatives of the Certificate Owners;

                    (iii)  to the extent that the
     provisions of this Section 6.10 conflict with any other provisions of this Agreement, the provisions of this
     Section 6.10 shall control with respect to each such Series; and

                    (iv)  the rights of Certificate
     Owners of Investor Certificates of each such Series shall be exercised only through the Clearing Agency or Foreign Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depositary Agreement applicable to a Series, unless and until Definitive Certificates of such Series are issued pursuant to Section 6.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

               Section 6.11  Notices to Clearing Agency.
Whenever notice or other communication to the Certificate holders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.12, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Investor Certifi cates to the Clearing Agency or Foreign Clearing Agency.

               Section 6.12  Definitive Certificates.  If
(i) (A) the Transferor advises the Trustee in writing that the Clearing Agency or Foreign Clearing Agency is no longer willing or able to discharge properly its respon sibilities under the applicable Depositary Agreement, and
(B) the Transferor is unable to locate a qualified suc cessor, (ii) the Transferor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or Foreign
Clearing Agency with respect to any Series of Certifi cates or (iii) after the occurrence of a Servicer De fault, Certificate Owners of a Series representing bene ficial interests aggregating not less than 50% of the Invested Amount of such Series advise the Trustee and the applicable Clearing Agency or Foreign Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system through the applicable Clearing Agency or Foreign Clear ing Agency is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certifi cate Owners of such Series, through the applicable Clear ing Agency Participants, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners of such Series requesting the same.
Upon surrender to the Trustee of the Investor Certifi cates of such Series by the applicable Clearing Agency or Foreign Clearing Agency for registration, accompanied by registration instructions from the applicable Clearing
Agency or Foreign Clearing Agency, the Trustee shall issue the Definitive Certificates of such Series. Nei ther the Transferor nor the Trustee shall be liable for any delay in delivery of such instructions and may con clusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive
Certificates of such Series, all references herein to obligations imposed upon or to be performed by the appli cable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive
Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates of such Series as Certifi cateholders of such Series hereunder.

               Section 6.13  Global Certificate; Euro-
Certificate Exchange Date.  If specified in the related
Supplement for any Series, the Investor Certificates may be initially issued in the form of a single temporary
Global Certificate (the "Global Certificate") in bearer form, without interest coupons, in the denomination of the Initial Invested Amount of such Series and substantially in the form attached to the related
Supplement.  Unless otherwise specified in the related
Supplement, the provisions of this Section 6.13 shall apply to such Global Certificate. The Global Certificate will be authenticated by the Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Certificates. The Global
Certificate may be exchanged in the manner described in the related Supplement for Registered Certificates or Bearer Certificates in definitive form.

               Section 6.14  Meetings of
Certificateholders.

               To the extent provided by the Supplement for any Series issued in whole or in part in Bearer
Certificates, the Servicer or the Trustee may at any time call a meeting of the Certificateholders of such Series, to be held at such time and at such place as the Servicer or the Trustee, as the case may be, shall determine, for the purpose of approving a modification of or amendment to, or obtaining a waiver of, any covenant or condition set forth in this Agreement with respect to such Series or in the Certificates of such Series, subject to Section
13.1 of this Agreement.

                  [End of Article VI]

                      ARTICLE VII

                              OTHER MATTERS RELATING TO
THE TRANSFEROR

                                   Section 7.1  Liability
of the Transferor. The Transferor shall be liable in accordance herewith solely to the extent of the obligations specifically undertaken by the Transferor.

               Section 7.2  Merger or Consolidation of,
or Assumption of the Obligations of, the Transferor.

               (a)  The Transferor shall not consolidate
with or merge into any other business entity or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                    (i)  the business entity formed by
     such consolidation or into which the Transferor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Transferor substantially as an entirety shall be, if the Transferor is not the surviving entity, (x) a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia or (y) a state or national banking association that is not subject to the Bankruptcy Code of 1978, as amended from time to time, or to any successor statute, and shall expressly as sume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Transferor, as applicable hereunder and shall bene fit from all the rights granted to the Transferor, as applicable hereunder. To the extent that any right, covenant or obligation of the Transferor, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity. In furtherance hereof, in applying this Section 7.2 to a successor entity, Section 9.2 hereof shall be applied by reference to events of involuntary liquidation, receivership or conservatorship applicable to such successor entity as shall be set forth in the officer's certificate described in subsection 7.2(a)(ii);

                    (ii)  the Transferor shall have
     delivered to the Trustee an Officer's Certificate signed by a Vice President (or any more senior officer) of the Transferor stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 7.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding and that the entity surviving such consolidation, conveyance or transfer is organized and existing under the laws of the United States of America or any State or the District of Columbia and, subject to customary limitations and qualifications, such entity will not be substantively consolidated with any Credit Card Originator or the Servicer;

                    (iii)  the Transferor shall have
     delivered notice to the Rating Agency of such consolidation, merger, conveyance or transfer and the Rating Agency shall have provided written confirmation that such consolidation, merger, conveyance or transfer will not result in the Rating Agency reducing or with drawing its rating on any then outstanding Series as to which it is a Rating Agency;

                    (iv)  the successor entity shall be a
     special purpose bankruptcy remote entity; and

                    (v)  if the Transferor is not the
     surviving entity, the surviving entity shall file new UCC-
     1 financing statements with respect to the interest of the Trust in the Receivables.

               (b)  The obligations of the Transferor
hereunder shall not be assignable nor shall any Person succeed to the obligations of the Transferor hereunder except for mergers, consolidations, assumptions or transfers in accordance with the provisions of the foregoing paragraph.

               Section 7.3  Limitation on Liability.  The
directors, officers, employees or agents of the Transfer or shall not be under any liability to the Trust, the Trustee, the Certificateholders, any Enhancement Provider or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any Supplement and the issuance of the Certificates; provided, however, that this provision shall not protect the officers, directors, employees, or agents of the Transferor against any liability which would otherwise be imposed upon them by reason of willful misfeasance, bad faith or gross negligence in the perfor mance of duties or by reason of reckless disregard of obligations and duties hereunder. Except as provided in Sections 7.1 and 7.4 with respect to the Trust and the Trustee and its officers, directors, employees and agents, the Transferor shall not be under any liability to the Trust, the Trustee, its officers, directors, employees and agents, the Certificateholders, any En hancement Provider or any other Person for any action taken or for refraining from the taking of any action in its capacity as Transferor pursuant to this Agreement or any Supplement whether arising from express or implied duties under this Agreement or any Supplement or other wise; provided, however, that this provision shall not protect the Transferor against any liability which would otherwise be imposed upon it by reason of willful misfea sance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obliga tions and duties hereunder. The Transferor and any director, officer, employee or agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

               Section 7.4  Liabilities.  Notwithstanding
Section 7.3, by entering into this Agreement, the Trans feror agrees to be liable, directly to the injured party, for the entire amount of any losses, claims, damages, penalties or liabilities (other than those incurred by a Certificateholder in the capacity of an investor in the Investor Certificates as a result of the performance of the Receivables, market fluctuations, a shortfall or failure by the Enhancement Provider to make payment under any Enhancement or other similar market or investment risks associated with ownership of the Investor Certifi cates) arising out of or based on the arrangement created by this Agreement and the actions of the Servicer taken pursuant hereto as though this Agreement created a part nership under the Delaware Uniform Partnership Law, in which the Transferor is a general partner. The Transfer or agrees to pay, indemnify and hold harmless each Inves tor Certificateholder against and from any and all such loses, claims, damages and liabilities (other than those incurred by a Certificateholder in the capacity of an investor in the Investor Certificates as a result of the performance of the Receivables, market fluctuations, a shortfall or failure by an Enhancement Provider to make payment under an Enhancement or other similar market or investment risks) except to the extent that they arise from any action by such Investor Certificateholder.
Subject to Sections 8.3 and 8.4, in the event of a Ser vice Transfer, the Successor Servicer will indemnify and hold harmless the Transferor for any losses, claims, damages and liabilities of the Transferor as described in this Section 7.4 arising from the actions or omissions of such Successor Servicer.

                  [End of Article VII]

                      ARTICLE VIII

                              OTHER MATTERS RELATING
                              TO THE SERVICER

                                   Section 8.1  Liability
of the Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer in such capacity herein.

               Section 8.2  Merger or Consolidation of,
or Assumption of the Obligations of, the Servicer.
Subject to subsection 3.1(a), the Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                    (i)  the corporation formed by such
     consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be (x) a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia or (y) a state or national banking association that is not subject to the Bankruptcy Code of 1978, as amended from time to time, or to any successor statute, and, if the Servicer is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee in form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder (to the extent that any right, covenant or obligation of the Servicer, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

                    (ii)  the Servicer shall have
     delivered to the Trustee an Officer's Certificate that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 8.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding with respect to the Servicer and that the entity surviving such consolidation, conveyance or transfer is organized and existing under the laws of the United States of America or any State or the District of Columbia; and

                    (iii)  the Servicer shall have
     delivered notice to the Rating Agency of such consolidation, merger, conveyance or transfer.

               Section 8.3  Limitation on Liability of
the Servicer and Others. The directors, officers, employees or agents of the Servicer shall not be under any liability to the Trust, the Trustee, the Certificateholders, any Enhancement Provider or any other
Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any Supplement and the issuance of the Certificates; provided, however, that this provision shall not protect the directors, officers, employees and agents of the Servicer against any liability which would otherwise be imposed upon them by reason of willful misfeasance, bad faith or gross negligence in the perfor mance of duties or by reason of reckless disregard of obligations and duties hereunder. Except as provided in Sections 8.1 and 8.4 with respect to the Trustee, its officers, directors, employees and agents, the Servicer shall not be under any liability to the Trust, the Trust ee, its officers, directors, employees and agents, the Certificateholders, any Enhancement Provider or any other
Person for any action taken or for refraining from the taking of any action in its capacity as Servicer pursuant to this Agreement or any Supplement; provided, however, that this provision shall not protect the Servicer against any liability which would otherwise be imposed upon it by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of its reckless disregard of its obligations and duties hereunder or under any Supplement. The Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability.

               Section 8.4  Servicer Indemnification of
the Transferor, the Trust and the Trustee. Subject to the limitations on liability set forth in Section 8.3, the Servicer shall indemnify and hold harmless the Transferor, the Trustee and the Trust (each, an "Indemnified Party") from and against any loss, liabili ty, reasonable expense, damage or injury, including, but not limited to, any judgment, award, settlement, reason able attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threat ened action, proceeding or claim, suffered or sustained by reason of any acts or omissions or alleged acts or omissions of the Servicer with respect to activities of the Trust or the Trustee for which the Servicer is re sponsible pursuant to this Agreement; provided, however, that the Servicer shall not indemnify or hold harmless an Indemnified Party if such acts, omissions or alleged acts or omissions constitute or are caused by fraud, gross negligence, or willful misconduct by such Indemnified
Party (or any of such Indemnified Party's officers, direc tors, employees or agents) or the Investor Certificate holders; provided, further, that the Servicer shall not indemnify or hold harmless the Trust, the Investor Cer tificateholders or the Certificate Owners for any losses, liabilities, expenses, damages or injuries suffered or sustained by any of them with respect to any action taken by the Trustee at the request of the Investor Certifi cateholders; provided further, that the Servicer shall not indemnify or hold harmless the Trust, the Investor
Certificateholders or the Certificate Owners as to any losses, liabilities, expenses, damages or injuries suf fered or sustained by any of them in their capacities as investors, including without limitation losses incurred as a result of Receivables in Defaulted Accounts; provid ed further, that the Servicer shall not indemnify or hold harmless the Transferor, the Trust, the Investor Certifi cateholders or the Certificate Owners for any losses, lia bilities, expenses, damages or injuries suffered or sustained by the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, in cluding without limitation, any federal, state, local or foreign income or franchise taxes or any other tax im posed on or measured by income (or any interest, penal ties or additions with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust, the Investor Certificateholders or the Certificate
Owners in connection herewith to any taxing authority;
and, provided, further, that in no event will the Servicer be liable, directly or indirectly, for or in respect of any indebtedness or obligation evidenced or created by any Certificate, recourse as to which shall be limited solely to the assets of the Trust allocated for the payment thereof as provided in this Agreement and any applicable Supplement. Any such indemnification shall not be payable from the assets of the Trust, but the Servicer shall be subrogated to the rights of the Trust with respect to the foregoing matters if and to the extent that the Servicer shall have indemnified the Trust with respect thereto. The Servicer shall indemnify and hold harmless the Trustee and its officers, directors, employees or agents from and against any loss, liability, reasonable expense, damage or injury suffered or sus tained by reason of the acceptance of this Trust by the Trustee, the issuance by the Trust of the Certificates or any of the other matters contemplated herein or in any Supplement; provided, however, that the Servicer shall not indemnify the Trustee or its officers, directors, employees or agents for any loss, liability, expense, damage or injury caused by the fraud, negligence or willful misconduct of any of them. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof and shall survive the resignation or removal of the Servicer, the resignation or removal of the Trustee and/or the termination of the Trust and shall survive the termina tion of the Agreement.

               Section 8.5  The Servicer Not to Resign.
Subject to subsection 3.1(a), the Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action that the Servicer could take to make the performance of its duties hereunder permissible under applicable law.
Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Trust ee. No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 10.2 hereof. If the Trustee is unable within 120 days of the date of delivery to it of such Opinion of Counsel to appoint a Successor Servicer, the Trustee shall serve as Successor Servicer hereunder
(but shall have continued authority to appoint another
Person as Successor Servicer).

               Section 8.6  Access to Certain
Documentation and Information Regarding the Receivables.
The Servicer shall provide to the Trustee and its agents
(who shall be reasonably acceptable to the Servicer) access to the documentation regarding the Accounts and the Receivables in such cases where the Trustee is required in connection with the enforcement of the rights of the Investor Certificateholders, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon reasonable request, (ii) during normal business hours, (iii) subject to the Servicer's normal security and confidentiality procedures and (iv) at offices designated by the Servicer. Nothing in this Section 8.6 shall derogate from the obligation of any Credit Card
Originator, the Transferor, the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section
8.6 as a result of such obligations shall not constitute a breach of this Section 8.6.

               Section 8.7  Delegation of Duties.  It is
understood and agreed by the parties hereto that the Servicer may delegate certain of its duties hereunder to First Data Resources, Inc., a Delaware corporation. In the ordinary course of business, the Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Credit and Collection Policies. Any such delegations shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section
8.5 hereof and the Servicer will remain jointly and severally liable with such Person for any amounts which would otherwise be payable pursuant to this Article VIII as if the Servicer had performed such duty; provided, however, that in the case of any significant delegation to a Person other than First Data Resources, Inc. or an Affiliate of DMCCB (i) written notice shall be given to the Trustee and to each Rating Agency of such delegation,
(ii) Moody's shall have notified the Transferor and the Trustee in writing that such delegation will not result in the lowering or withdrawal of its then existing rating of any Series or Class of Investor Certificates and (iii) the Transferor shall not have received written notice from Standard & Poor's that such delegation would result in the lowering or withdrawal of its then existing rating of any Series or Class of Investor Certificates.


                 [End of Article VIII]

                       ARTICLE IX

                              PAY OUT EVENTS

                                   Section 9.1  Pay Out
Events. If any one of the following events (each, a "Trust Pay Out Event") shall occur:

               (a)  the Transferor, FCI or DMCCB shall
consent to the appointment of a bankruptcy trustee or re ceiver or liquidator in any bankruptcy proceeding or any other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or receiver or liqui dator in any bankruptcy proceeding or any other insolven cy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Transferor, FCI or DMCCB; or the Transferor, FCI or DMCCB shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorga nization statute including the U.S. bankruptcy code, make an assignment for the benefit of its creditors or volun tarily suspend payment of its obligations; or the Trans feror shall become unable for any reason to transfer
Receivables to the Trust in accordance with the provi sions of this Agreement; or

               (b)  the Trust shall become subject to
regulation by the Securities and Exchange Commission as an "investment company" within the meaning of the Investment Company Act;

     then a Pay Out Event with respect to all Series of Certificates shall occur without any notice or other action on the part of the Trustee or the Investor Certif icateholders immediately upon the occurrence of such event. The Trustee shall provide notice of a Pay Out
Event in a prompt manner to each Rating Agency.

               Section 9.2  Additional Rights Upon the
Occurrence of Certain Events.

               (a)  If (x) the Transferor or FCI shall
consent to the appointment of a bankruptcy trustee or receiver or liquidator for the winding-up or liquidation of its affairs, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or receiver or liquidator for the winding-up or liquidation of its affairs shall have been entered against the Transferor or FCI (an "Insolvency Event"), on the day of such Insolvency Event (the "Appointment Day") or (y) the
Retained Percentage shall at any time be equal to or less than 2% (a "Trigger Event"), the following actions shall be taken and processes begun:

               (i)  If an Insolvency Event shall have oc
curred, the Transferor shall immediately cease to trans fer Principal Receivables to the Trust and shall promptly give written notice to the Trustee of such Insolvency
Event. Notwithstanding any cessation of the transfer to the Trust of additional Principal Receivables, receiv ables accrued in respect of Finance Charge Receivables
(other than Discount Option Receivables), whenever creat ed, accrued in respect of Receivables that have been transferred to the Trust, shall continue to be a part of the Trust, and Collections with respect thereto shall con tinue to be allocated and paid in accordance with Article
IV.

               (ii) If an Insolvency Event or a Trigger
Event shall have occurred this Agreement and the Trust shall be deemed to have terminated, subject to the liqui dation, winding-up and dissolution procedures described below; provided, however, that within 15 days of the date of written notice to the Trustee, the Trustee shall (i) publish a notice in an Authorized Newspaper that an Insolvency Event or a Trigger Event has occurred, that the Trust has terminated, and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables pursuant to this Agreement in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids (a "Disposi tion"), and (ii) send written notice to the Investor
Certificateholders describing the provisions of this
Section 9.2 and requesting each Investor Certificatehold er to advise the Trustee in writing that it elects one of the following options: (A) the Investor Certificateholder wishes the Trustee to instruct the Servicer not to effec tuate a Disposition, or (B) the Investor Certificatehold er refuses to advise the Trustee as to the specific action the Trustee shall instruct the Servicer to take or
(C) the Investor Certificateholder wishes the Servicer to effect a Disposition. If after 90 days from the day notice pursuant to clause (i) above is first published
(the "Publication Date"), the Trustee shall not have received the written instruction described in clause (A) above from Holders of Investor Certificates representing
Undivided Interests aggregating in excess of 50% of the related Invested Amount of each Series (or, in the case of a Series having more than one Class, each Class of such Series) and the holders of any Supplemental Certifi cates or any other interest in the Exchangeable Transfer or Certificate other than the Transferor as provided in
Section 6.3(b) for each Series, a "Holders' Majority"), the Trustee shall instruct the Servicer to effectuate a Disposition, and the Servicer shall proceed to consummate a Disposition. If, however, with respect to the portion of the Receivables allocable to any outstanding Series, a Holders' Majority instruct the Trustee not to effectuate a Disposition of the portion of the Receivables allocable to such Series, the Trust shall be reconstituted and continue with respect to such Series pursuant to the terms of this Agreement and the applicable Supplement (as amended in connection with such reconstitution); provid ed, however, that in the event the Insolvency Event at issue shall have occurred with respect to FCI, the Trust shall not be reconstituted unless the Trustee shall have first received an Opinion of Counsel to the effect that the Trust, as reconstituted, shall not be subject to Federal or any Applicable Tax State income tax on its in come. The portion of the Receivables allocable to any Series shall be equal to the sum of (1) the product of
(A) the Transferor Percentage, (B) the aggregate out standing Principal Receivables and (C) a fraction the numerator of which is the related Investor Percentage of Finance Charge Collections and the denominator of which is the sum of all Investor Percentages with respect to Finance Charge Collections for all Series outstanding and
(2) the Invested Amount of such Series. The Transferor or any of its Affiliates shall be permitted to bid for the Receivables. In addition, the Transferor or any of its Affiliates shall have the right to match any bid by a third person and be granted the right to purchase the Receivables at such matched bid price. The Trustee may obtain a prior determination from any such bankruptcy trustee, receiver or liquidator that the terms and manner of any proposed Distribution are commercially reasonable.
The provisions of Sections 9.1 and 9.2 shall not be deemed to be mutually exclusive.

               (b)  The proceeds from the Disposition
pursuant to subsection (a) above shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with the provisions of Article
IV; provided, however, that the proceeds from a Disposition with respect to any Series shall be applied solely to make payments to such Series; provided further, that the Trustee shall determine conclusively in its sole discretion the amount of such proceeds that are allocable to Finance Charge Collections and the amount of such pro ceeds that are allocable to Collections of Principal
Receivables. Unless the Trustee receives written in structions from Investor Certificateholders of one or more Series to continue the Trust with respect to such Series as provided in subsection 9.2(a) above, on the day following the last Distribution Date in the Monthly
Period during which such proceeds are distributed to the Investor Certificateholders of each Series, the Trust shall terminate.

               (c)  The Trustee may appoint an agent or
agents to assist with its responsibilities pursuant to this Article IX with respect to competitive bids.

                  [End of Article IX]

                       ARTICLE X

                              SERVICER DEFAULTS

                                   Section 10.1  Servicer
Defaults.  If any one of the following events (a
"Servicer Default") shall occur and be continuing:

               (a)  any failure by the Servicer to make
any payment, transfer or deposit or to give instructions or notice to the Trustee pursuant to Article IV or to in struct the Trustee to make any required drawing, with drawal, or payment under any Enhancement on or before the date occurring five Business Days after the date such pay ment, transfer, deposit, withdrawal or drawing or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement;
provided, however, that any such failure caused by a non-willful act of the Servicer shall not constitute a Ser vicer Default if the Servicer promptly remedies such failure within five Business Days after receiving notice of such failure or otherwise becoming aware of such failure;

               (b)  failure on the part of the Servicer
duly to observe or perform in any respect any other covenants or agreements of the Servicer set forth in this Agreement, which has a material adverse effect on the Investor Certificateholders of any Series and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of any Series materially adversely affected thereby and continues to materially adversely affect such Investor Certificateholders for such period; or the Servicer shall delegate its duties under this Agreement, except as permitted by Section 8.7;

               (c)  any representation, warranty or
certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Investor Certificatehold ers of any Series and which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidenc ing Undivided Interests aggregating not less than 50% of the Invested Amount of any Series materially adversely affected thereby and continues to materially adversely affect such Investor Certificateholders for such period;
or

               (d)  the Servicer shall consent to the
appointment of a bankruptcy trustee or receiver or liquidator in any bankruptcy proceeding or any other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or receiver or liquidator in any bankruptcy proceeding or any other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

     then, so long as such Servicer Default shall not have been remedied, either the Trustee, or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Invested
Amount, by notice then given in writing to the Servicer
(and to the Trustee if given by the Investor Certificate holders) (a "Termination Notice"), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement. After receipt by the Servicer of such Termination Notice, and on the date that a Successor
Servicer shall have been appointed by the Trustee pursu ant to Section 10.2, all authority and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer; and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights and obligations. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder including, with out limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Receiv ables provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, the Excess Funding
Account, the Interest Funding Account or the Principal
Account, and any Series Account, or which shall thereaf ter be received with respect to the Receivables. The
Servicer shall promptly transfer its electronic records or electronic copies thereof relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section
10.1 shall require the Servicer to disclose to the Suc cessor Servicer information of any kind which the Servicer deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interests. The Servicer shall, on the date of any servicing transfer, transfer all of its rights and obligations under the Enhancement with respect to any Series to the Successor Servicer. In connection with any service transfer, all reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the records, correspon dence and other documents with respect to the Receivables and the other Trust Property to the Successor Servicer and amending this Agreement to reflect such succession as Successor Servicer pursuant to this Section 10.1 and
Section 10.2 shall be paid by the Servicer (unless the Trustee is acting as the Servicer on a temporary basis, in which case the original Servicer shall be responsible therefor) upon presentation of reasonable documentation of such costs and expenses.

               Notwithstanding the foregoing, a delay in or failure of performance referred to in subsection
10.1(a) for a period of five Business Days or under subsection 10.1(b) or (c) for a period of 60 days, shall not constitute a Servicer Default if such delay or fail ure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power outages, bank closings, communi cations outages, computer failure or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agree ment and the Servicer shall provide the Trustee, any Enhancement Provider, the Transferor and the Holders of Investor Certificates with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations.

               Section 10.2  Trustee to Act; Appointment
of Successor.

               (a)  On and after the receipt by the
Servicer of a Termination Notice pursuant to Section
10.1, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or as otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and Trustee. The Trustee shall notify each Rating Agency of such removal of the Servicer. The Trustee shall, as promptly as possible after the giving of a Termination Notice, appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee.
If such Successor Servicer is unable to accept such appointment, the Trustee may obtain bids from any potential successor servicer. If the Trustee is unable to obtain any bids from any potential successor servicer and the Servicer delivers an Officer's Certificate to the effect that it cannot in good faith cure the Servicer
Default which gave rise to a transfer of servicing, and if the Trustee is legally unable to act as Successor
Servicer, then the Trustee shall offer the Transferor the right to accept reassignment of all of the Receivables for an amount equal to the Aggregate Invested Amount on the date of such purchase plus all interest accrued but unpaid on all of the outstanding Investor Certificates at the applicable Certificate Rate through the date of such purchase; provided, however, that no such purchase by the Transferor shall occur unless the Transferor shall deliv er an Opinion of Counsel reasonably acceptable to the Trustee that such purchase would not constitute a fraudu lent conveyance of the Transferor. The proceeds of such sale shall be deposited in the Distribution Account or any Series Account, as provided in the related Supple ment, for distribution to the Investor Certificateholders of each outstanding Series pursuant to Section 12.3 of the Agreement. In the event that a Successor Servicer has not been appointed and has not accepted its appoint ment at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall auto matically be appointed the Successor Servicer (but shall have continued authority to appoint another Person as Successor Servicer). The Trustee may delegate any of its servicing obligations to an affiliate or agent of the Trustee in accordance with Article III hereof. Any such delegations shall not relieve the Trustee of its liability and responsibility with respect to such duties.
Notwithstanding the above, the Trustee shall, if it is legally unable to act, petition a court of competent jurisdiction to appoint any established financial insti tution having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital require ments, having a net worth of not less than $50,000,000 and whose regular business includes the servicing of credit card receivables similar to the Receivables as the Successor Servicer hereunder.

               (b)  Upon its appointment, the Successor
Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibili ties, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer. Any Successor
Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provi sions of each Enhancement.

               (c)  In connection with such appointment
and assumption, the Trustee shall be entitled to such compensation, or may make such arrangements for the compensation of the Successor Servicer out of Collections, as it and such Successor Servicer shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee permitted to the Servicer pursuant to Section 3.2. The Transferor agrees that if the Servicer is terminated hereunder, it will agree to deposit a portion of the Collections in respect of Finance Charge Receivables that it is entitled to receive pursuant to Article IV to pay its ratable share of the compensation of the Successor Servicer.

               (d)  All authority and power granted to
the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.1 and shall pass to and be vested in the Transferor and, without limitation, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor
Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Receivables. The Successor Servicer shall transfer its electronic records relating to the Receivables to the Transferor in such electronic form as the Transferor may reasonably request and shall transfer all other records, correspondence and documents to the Transferor in the manner and at such times as the Transferor shall reasonably request. To the extent that compliance with this Section 10.2 shall require the Successor Servicer to disclose to the Transferor information of any kind which the Successor Servicer deems to be confidential, the Transferor shall be required to enter into such customary licensing and confidentiality agreements as the Successor
Servicer shall deem necessary to protect its interests.

               Section 10.3  Notification to
Certificateholders. Upon the Servicer becoming aware of any Servicer Default, the Servicer shall give prompt written notice thereof to the Trustee and any Enhancement
Provider and, upon receipt of such written notice, the Trustee shall give notice to the Investor Certificate holders at their respective addresses appearing in the Certificate Register. Upon any termination or appoint ment of a Successor Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to Investor Certificateholders at their respective addresses appearing in the Certificate Register.

               Section 10.4  Waiver of Past Defaults.
The Holders of Investor Certificates evidencing Undivided
Interests aggregating not less than 66-2/3% of the In vested Amount of each Series materially adversely affect ed by any default by the Servicer or Transferor may, on behalf of all Certificateholders of such Series, waive any default by the Servicer or Transferor in the perfor mance of their respective obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments of interest or principal relating to such Series pursuant to Article IV, which default does not result from the failure of the Paying
Agent to perform its obligations to make any required deposits or payments of interest and principal in accor dance with Article IV. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                   [End of Article X]

                       ARTICLE XI

                              THE TRUSTEE

                                   Section 11.1  Duties
of Trustee.

               (a)  The Trustee, prior to the occurrence
of any Servicer Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are spe cifically set forth in this Agreement, and no implied covenants or duties shall be read into this Agreement against the Trustee. If a Responsible Officer has re ceived written notice that a Servicer Default has oc curred (and such Servicer Default has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circum stances in the conduct of such person's own affairs;
provided, however, that if the Trustee shall assume the duties of the Servicer pursuant to Section 8.5 or 10.2, the Trustee in performing such duties shall use the degree of skill and attention customarily exercised by a servicer with respect to comparable receivables that it services for itself or others.

               (b)  The Trustee, upon receipt of all
resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement, shall exam ine them to determine whether they substantially conform to the requirements of this Agreement. The Trustee shall retain all such items for at least one year after receipt and shall make such items available for inspection by any Investor Certificateholder at the Corporate Trust Office, such inspection to be made during regular business hours and upon reasonable prior notice to the Trustee.

               (c)  Subject to subsection 11.1(a), no
provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct;
provided, however, that:

                    (i)  the Trustee shall not be
     personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (ii)  the Trustee shall not be
     personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to such Series, or exercising any trust or power conferred upon the Trustee with respect to such Series, under this Agreement; and

                    (iii)  the Trustee shall not be
     charged with knowledge of any failure by the Servicer re ferred to in clauses (a) and (b) of Section 10.1 or of any breach by the Servicer contemplated by clause (c) of
     Section 10.1 or any Pay Out Event unless a Responsible Officer of the Trustee obtains actual knowledge of such failure, breach or Pay-Out Event or the Trustee receives written notice of such failure, breach or Pay Out Event from the Servicer or any Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Invested Amount of any Series adversely affected thereby.

               (d)  The Trustee shall not be required to
expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereun der, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

               (e)  Except for actions expressly
authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

               (f)  Except as provided in this Agreement,
the Trustee shall have no power to vary the corpus of the Trust.

               (g)  If a Responsible Officer of the Trust
ee, has received written notice that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly upon its obtaining knowledge thereof by a Responsible
Officer of the Trustee to perform such obligation, duty or agreement in the manner so required.

               (h)  If the Transferor has agreed to
transfer any of its open-end revolving credit card receivables (other than the Receivables) to another
Person, upon the written request of the Transferor, the Trustee on behalf of the Trust will enter into such intercreditor agreements with the transferee of such receivables as are customary and necessary to identify separately the rights, if any, of the Trust and such other Person in the Transferor's open-end revolving credit card receivables; provided, however, that the Trust shall not be required to enter into any intercreditor agreement that could adversely affect the interests of the Certificateholders or the Trustee and, upon the request of the Trustee, the Transferor will deliver an Opinion of Counsel on any matters relating to such intercreditor agreement, reasonably requested by the Trustee.

               Section 11.2  Certain Matters Affecting
the Trustee.  Except as otherwise provided in Section
11.1:

               (a)  the Trustee may rely on and shall be
protected in acting on, or in refraining from acting in accordance with, the initial report, the Daily Report, the Settlement Statement, the annual Servicer's certifi cate, the monthly payment instructions and notification to the Trustee, the monthly Certificateholder's state ment, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instru ment, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or par ties;

               (b)  the Trustee may consult with counsel,
and the advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (c)  the Trustee shall be under no
obligation to exercise any of the rights or powers vested in it by this Agreement or any Enhancement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders or any Enhancement
Provider, pursuant to the provisions of this Agreement, unless such Certificateholders or Enhancement Provider shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of any Servicer
Default (which has not been cured or waived) of which a Responsible Officer of the Trustee has knowledge, to exercise such of the rights and powers vested in it by this Agreement and any Enhancement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

               (d)  the Trustee shall not be personally
liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (e)  the Trustee shall not be bound to
make any investigation into the facts of matters stated in the initial report, the Daily Report, the Settlement
Statement, the annual Servicer's certificate, the monthly payment instructions and notification to the Trustee, the monthly Certificateholders statement, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Investor Certificates evidencing Undivided
Interests aggregating more than 50% of the Invested
Amount of any Series which could be adversely affected if the Trustee does not perform such acts;

               (f)  the Trustee may execute any of the
trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder;

               (g)  except as may be required by
subsection 11.1(a), the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Accounts or the Receivables for the purpose of establishing the presence or absence of de fects, the compliance by the Transferor with its repre sentations and warranties or for any other purpose;

               (h)  whenever in the administration of
this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffer ing or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate; and

               (i)  the right of the Trustee to perform
any discretionary act enumerated in this Agreement or any Supplement shall not be construed as a duty, and the Trustee shall not be answerable for performance of any such act.

               Section 11.3  Trustee Not Liable for
Recitals in Certificates. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates).
Except as set forth in Section 11.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Transferor in respect of the Receivables or deposited in or withdrawn from the Collection Account, the Excess Funding Account, the
Principal Account or the Interest Funding Account, or any
Series Account or other accounts now or hereafter established to effectuate the transactions contemplated herein and in accordance with the terms hereof. The
Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder (unless the Trustee shall have become the Successor Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Supplement.

               Section 11.4  [Reserved]

               Section 11.5  The Servicer to Pay
Trustee's Fees and Expenses. The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, subject to Section 8.4, the Servicer will pay or reimburse the Trustee (without reimbursement from any Investor Account, any Series
Account or otherwise) upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable fees and expens es of its agents and counsel) except any such expense, disbursement or advance as may arise from its own negli gence or bad faith and except as provided in the follow ing sentence. If the Trustee is appointed Successor
Servicer pursuant to Section 10.2, the provisions of this
Section 11.5 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer (which shall be covered out of the Servicing Fee).

               The obligations of the Servicer under this
Section 11.5 shall survive the termination of the Trust and the resignation or removal of the Trustee.

               Section 11.6  Eligibility Requirements for
Trustee. The Trustee hereunder shall at all times (a) be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a long-term unsecured debt rating of at least Baa3 by Moody's, having, in the case of an entity that is subject to risk-based capital adequacy require ments, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital adequacy requirements, having a combined capital and surplus of at least $50,000,000 and subject to super vision or examination by federal or state authority and
(b) not be a Related Person. If such corporation publish es reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this
Section 11.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provi sions of this Section 11.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.7.

               Section 11.7  Resignation or Removal of
     Trustee.

               (a)  The Trustee may at any time resign
and be discharged from the Trust hereby created by giving written notice thereof to the Servicer. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be deliv ered to the resigning Trustee and one copy to the succes sor trustee. If no successor trustee shall have been so appointed and have accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

               (b)  If at any time the Trustee shall
cease to be eligible in accordance with the provisions of
Section 11.6 hereof and shall fail to resign after written request therefor by the Transferor, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trust ee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor may, but shall not be required to, remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

               (c)  If (i) the Trustee shall fail to
perform any of its obligations hereunder, (ii) a Certificateholder shall deliver written notice of such failure to the Trustee, and (iii) the Trustee shall not have corrected such failure for 60 days thereafter, then the Holders of Investor Certificates representing more than 50% of the Invested Amount (including related commitments of holders of Variable Funding Certificates) shall have the right to remove the Trustee and (with the consent of the Transferor, which shall not be unreason ably withheld) promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

               (d)  Any resignation or removal of the
Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.7 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.8 hereof and any liability of the Trustee arising hereunder shall survive such appointment of a successor trustee. Notice of any resignation or removal of the Trustee and appointment of a successor trustee shall be provided to Moody's and Standard & Poor's by the Servicer in a prompt manner.


               Section 11.8  Successor Trustee.

               (a)  Any successor trustee appointed as
provided in Section 11.7 hereof shall execute, acknowledge and deliver to the Transferor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents and statements held by it hereunder, and the Transferor and the predecessor
Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

               (b)  No successor trustee shall accept
appointment as provided in this Section 11.8 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.6 hereof.

               (c)  Upon acceptance of appointment by a
successor trustee as provided in this Section 11.8, such successor trustee shall mail notice of such succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register.

               Section 11.9  Merger or Consolidation of
     Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corpo ration shall be eligible under the provisions of Section
11.6 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.


               Section 11.10  Appointment of Co-Trustee
or Separate Trustee.

               (a)  Notwithstanding any other provisions
of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
11.6 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.8 hereof.

               (b)  Every separate trustee and co-trustee
shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                    (i)  all rights, powers, duties and
     obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                    (ii)  no trustee hereunder shall be
     personally liable by reason of any act or omission of any other trustee hereunder; and

                    (iii)  the Trustee may at any time
     accept the resignation of or remove any separate trustee or co-trustee.

               (c)  Any notice, request or other writing
given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this
Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

               (d)  Any separate trustee or co-trustee
may at any time constitute the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

               Section 11.11  Tax Returns.  Consistent
with Section 3.7, the Trustee shall not file any Federal tax returns on behalf of the Trust; provided, however, that if a class of Certificates is issued that will be characterized as a partnership for federal income tax purposes, partnership information returns shall be prepared and signed by the Transferor, as general partner. In the event the Trust shall be required to file tax returns, the Servicer shall at its expense prepare or cause to be prepared any tax returns required to be filed by the Trust and, to the extent possible, shall remit such returns to the Trustee for signature at least five days before such returns are due to be filed.
The Trustee is hereby authorized to sign any such return on behalf of the Trust. The Servicer shall prepare or shall cause to be prepared all tax information required by law to be distributed to Certificateholders and shall deliver such information to the Trustee at least five days prior to the date it is required by law to be dis tributed to Certificateholders. The Trustee, upon re quest, will furnish the Servicer with all such informa tion known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust and shall, upon request, execute such return.
In no event shall the Trustee be liable for any liabili ties, costs or expenses of the Trust, the Investor Cer tificateholders or the Certificate Owners arising under any tax law, including without limitation federal, state, local or foreign income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty or addition with respect thereto or arising from a failure to comply therewith).

               Section 11.12  Trustee May Enforce Claims
Without Possession of Certificates. All rights of action and claims under this Agreement or any Series of Certifi cates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of any Series of Certificateholders in respect of which such judgment has been obtained.

               Section 11.13  Suits for Enforcement.  If
a Servicer Default of which a Responsible Officer of the Trustee has knowledge shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Section 10.1, proceed to protect and enforce its rights and the rights of any Series of Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or any Series of Certificateholders.

               Section 11.14  Rights of
Certificateholders to Direct Trustee.  Holders of
Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Invested
Amount (or, with respect to any remedy, trust or power that does not relate to all Series, 50% of the aggregate
Invested Amount of the Investor Certificates of all Series to which such remedy, trust or power relates) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy avail able to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that Holders of Investor Certificates aggregating more than 50% of the aggregate Invested Amount of any Class may direct the Trustee to exercise its rights under Section 8.6;
provided, further, that, subject to Section 11.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trust ee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided, further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of such Holders of Investor Certificates.

               Section 11.15  Representations and
Warranties of Trustee. The Trustee represents and warrants that:

                    (i)  the Trustee is a corporation
     organized, existing and authorized to engage in the business of banking under the laws of the State of its incorporation;

                    (ii)  the Trustee is an entity that
     satisfies the eligibility requirements of Section 11.6;

                    (iii)  the Trustee has full power,
     authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

                    (iv)  this Agreement has been duly
     executed and delivered by the Trustee.

               Section 11.16  Maintenance of Office or
Agency. The Trustee will maintain at its expense an office or offices, or agency or agencies, where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The
Trustee initially appoints its Corporate Trust Office as its office for such purposes. The Trustee will give prompt written notice to the Servicer and to Certificateholders (or in the case of Holders of Bearer
Certificates, in the manner provided for in the related
Supplement) of any change in the location of the Certifi cate Register or any such office or agency.

                  [End of Article XI]

                      ARTICLE XII

                              TERMINATION

                                   Section 12.1
Termination of Trust.

               (a)  The respective obligations and
responsibilities of the Transferor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the duties described in Sections 7.4, 8.4 and 11.5 and subsection 12.3(b), on the Trust Termination Date;
provided, however, that the Trust shall not terminate on the date specified in clause (i) of the definition of "Trust Termination Date" if each of the Servicer and the Holder of the Exchangeable Transferor Certificate notify the Trustee in writing, not later than five Business Days preceding such date, that they desire that the Trust not terminate on such date, which notice (such notice, a "Trust Extension") shall specify the date on which the Trust shall terminate (such date, the "Extended Trust
Termination Date"); provided, however, that the Extended
Trust Termination Date shall be not later than May 26, 2095. The Servicer and the Holder of the Exchangeable
Transferor Certificate may, on any date following the Trust Extension, so long as no Series of Certificates is outstanding, deliver a notice in writing to the Trustee changing the Extended Trust Termination Date.

               (b)  In the event that (i) the Trust has
not terminated by the Distribution Date occurring in the second month preceding the Trust Termination Date, and
(ii) the Invested Amount of any Series, exclusive of any Transferor Retained Class (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on any Series of Certificates to be made on the related Distribution Date during such month pursuant to Article IV), would be great er than zero, the Servicer shall sell within 30 days after such Transfer Date an amount of Receivables up to the remaining Invested Amount if it can do so in a commer cially reasonable manner. The Servicer shall notify each Enhancement Provider of the proposed sale of the Receiv ables and shall provide each Enhancement Provider an opportunity to bid on the Receivables. The Transferor shall have the right of first refusal to purchase the Receivables on terms equivalent to the best purchase offer as determined by the Trustee in its sole discre tion. The proceeds of any such sale shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with Article IV; provided, howev er, that the Trustee shall determine conclusively in its sole discretion the amount of such proceeds which are allocable to Finance Charge Collections and the amount of such proceeds which are allocable to Principal Collec tions. During such thirty-day period, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such payments in accordance with the provisions of Article IV.

               (c)  All principal or interest with
respect to any Series of Investor Certificates shall be due and payable no later than the Series Termination Date with respect to such Series. Unless otherwise provided in a Supplement, in the event that the Invested Amount of any Series of Certificates is greater than zero, exclusive of any Class held by the Transferor, on its Series Termination Date (the "Affected Series"), after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of princi pal to be made on such Series on such date, and the Trust ee will sell or cause to be sold, and the Trustee will pay the proceeds to all Certificateholders of such Series pro rata in final payment of all principal of and accrued interest on such Series of Certificates or, if any Class of such Series is subordinated, in order of their respec tive seniorities, an amount of Principal Receivables and the related Finance Charge Receivables (or interests therein) up to 110% of the Invested Amount of such Series at the close of business on such date (but the amount of such Principal Receivables not to be more than an amount of Receivables equal to the sum of (1) the product of (A) the Transferor Percentage, (B) the aggregate outstanding
Principal Receivables and (C) a fraction the numerator of which is the Invested Amount of such Series on such date and the denominator of which is the sum of the Invested
Amounts of all Series on such Date and (2) the Invested
Amount of such Series). Receivables on which the Obligor has not made the full monthly payment for the prior months shall be deemed to be in default for purposes of this Section 12.1(c) to the extent that the cash allocat ed to any Class of Transferor Retained Certificates of such Series pursuant to a sale under Section 12.1(c) is less than the amount that would have been allocated to the Exchangeable Transferor Certificate and the Transfer or Retained Certificates had the proceeds from such sale been allocated pursuant to Section 4.3. The Servicer shall notify each Enhancement Provider of the proposed sale of such Receivables and shall provide each Enhance ment Provider an opportunity to bid on such Receivables.
The Transferor shall be permitted to purchase such Receiv ables in such case and shall have a right of first refus al with respect thereto to the extent of a bona fide offer by an unrelated third party or to the extent the Receivables represent Defaulted Receivables. Any pro ceeds of such sale in excess of such principal and inter est paid shall be paid to the Holder of the Exchangeable
Transferor Certificate.  Upon such Series Termination
Date with respect to the applicable Series of Certifi cates, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in Section 12.3.

               Section 12.2  Optional Termination.  (a)
If so provided in any Supplement, the Transferor may, but shall not be obligated to, cause a final distribution to be made in respect of the related Series of Certificates on a Distribution Date specified in such Supplement by depositing into the Distribution Account or the applica ble Series Account, not later than the Transfer Date preceding such Distribution Date, for application in accordance with Section 12.3, the amount specified in such Supplement; provided, however that if the short-term deposits or long-term unsecured debt obligations of the Transferor are not rated at the time of such purchase of Receivables at least P-3 or Baa3, respectively, by Moody's, no such event shall occur unless the Transferor shall deliver to the Trustee, with a copy to Moody's, an Opinion of Counsel that such deposit into the Distribu tion Account or any Series Account as provided in the related Supplement would not constitute a fraudulent conveyance of the Transferor.

               (b)  The amount deposited pursuant to
subsection 12.2(a) shall be paid to the Investor
Certificateholders of the related Series pursuant to
Section 12.3 on the related Distribution Date following the date of such deposit. All Certificates of a Series with respect to which a final distribution has been made pursuant to subsection 12.2(a) shall be delivered by the Holder to, and be canceled by, the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor. The Invested Amount of each Series with respect to which a final distribution has been made pursuant to subsection 12.2(a) shall, for the purposes of the definition of "Transferor Interest," be deemed to be equal to zero on the Distribution Date following the making of the deposit, and the Transferor
Interest shall thereupon be deemed to have been increased by the Invested Amount of such Series.

               Section 12.3  Final Payment with Respect
to any Series.

               (a)  Written notice of any termination,
specifying the Distribution Date upon which the Investor
Certificateholders of any Series may surrender their Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given
(subject to at least four Business Days' prior notice from the Servicer to the Trustee) by the Trustee to Investor Certificateholders of such Series mailed not later than the fifth day of the month of such final distribution (or in the manner provided by the Supplement relating to such Series) specifying (i) the Distribution
Date (which shall be the Distribution Date in the month
(x) in which the deposit is made pursuant to subsection
2.4(e), 9.2(a), 10.2(a), or 12.2(a) of the Agreement or
such other section as may be specified in the related
Supplement, or (y) in which the related Series Termina tion Date occurs) upon which final payment of such Inves tor Certificates will be made upon presentation and surrender of such Investor Certificates at the office or offices therein designated (which, in the case of Bearer
Certificates, shall be outside the United States), (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution
Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The
Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officers'
Certificate setting forth the information specified in
Article V of this Agreement covering the period during the then current calendar year through the date of such notice and setting forth the date of such final distribu tion. The Trustee shall give such notice to the Transfer
Agent and Registrar and the Paying Agent at the time such notice is given to such Investor Certificateholders.

               (b)  Notwithstanding the termination of
the Trust pursuant to subsection 12.1(a) or the occurrence of the Series Termination Date with respect to any Series, all funds then on deposit in the Excess
Funding Account, the Interest Funding Account, the
Principal Account, the Distribution Account or any Series
Account applicable to the related Series shall continue to be held in trust for the benefit of the Certificateholders of the related Series and the Paying
Agent or the Trustee shall pay such funds to the Certificateholders of the related Series upon surrender of their Certificates (which surrenders and payments, in the case of Bearer Certificates, shall be made only outside the United States). In the event that all of the Investor Certificateholders of any Series shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice (or, in the case of Bearer Certificates, publication notice) to the remaining Investor Certifi cateholders of such Series upon receipt of the appropri ate records from the Transfer Agent and Registrar to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one and one half years after the second notice with respect to a Series, all the Investor Certificates of such Series shall not have been surrendered for cancella tion, the Trustee may take appropriate steps or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders of such Series concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Distribu tion Account or any Series Account held for the benefit of such Investor Certificateholders. The Trustee and the Paying Agent shall pay to the Transferor upon request any monies held by them for the payment of principal or interest which remains unclaimed for two years. After payment to the Transferor, Investor Certificateholders entitled to the money must look to the Transferor for payment as general creditors unless an applicable aban doned property law designates another Person.

               (c)  All Certificates surrendered for
payment of the final distribution with respect to such Certificates and cancellation shall be canceled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor.

               Section 12.4  Termination Rights of Holder
of Exchangeable Transferor Certificate. Upon the termination of the Trust pursuant to Section 12.1, and after payment of all amounts due hereunder on or prior to such termination and the surrender of the Exchangeable
Transferor Certificate, the Trustee shall execute a written reconveyance substantially in the form of Exhibit
F pursuant to which it shall reconvey to the Holder of the Exchangeable Transferor Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all moneys due or to become due with respect thereto (including all accrued interest theretofore posted as Finance Charge Receiv ables) allocable to the Trust pursuant to any Supplement, except for amounts held by the Trustee pursuant to sub section 12.3(b).  The Trustee shall execute and deliver
such instruments of transfer and assignment, in each case prepared by the Transferor and without recourse, repre sentation or warranty (other than a warranty that such property is conveyed free and clear of any Lien of any Person claiming by or through the Trustee) as shall be reasonably requested by the Holder of the Exchangeable
Transferor Certificate to vest in such Holder all right, title and interest which the Trust had in the Receivables and other Trust Property.

                  [End of Article XII]

                      ARTICLE XIII

                              MISCELLANEOUS PROVISIONS

                                   Section 13.1
Amendment.

               (a)  This Agreement (including any
Supplement) may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, to revise any exhibits or Schedules (other than Schedule 1), to correct or supplement any provisions herein or thereon which may be inconsistent with any other provisions herein or thereon or (ii) to add any other provisions with respect to matters or questions raised under this Agreement which shall not be inconsistent with the provisions of this Agreement;
provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any of the Investor
Certificateholders. Additionally, this Agreement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificateholders, to add to or change any of the provisions of this Agreement to provide that Bearer
Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer
Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Certificates in uncertificated form.

               This Agreement (including any Supplement), and any schedule or exhibit thereto may also be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificate holders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provi sions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that (i) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Certificateholders, (ii) such amend ment shall not, as evidenced by an Opinion of Counsel, cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal income taxation of any outstanding Series of Investor Certificates or any Certificate Owner and (iii) the Servicer shall have provided at least ten Business
Days prior written notice to each Rating Agency of such amendment and shall have received written confirmation from each Rating Agency to the effect that the rating of any Series or any class of any Series will not be reduced or withdrawn as a result of such amendment; provided, fur ther, that such amendment shall not reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Inves tor Certificateholder, change the definition of or the manner of calculating the interest of any Investor Cer tificateholder of such Series without the consent of the related Investor Certificateholder or reduce the percent age pursuant to Subsection 13.1(b) required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

               (b)  This Agreement and any Supplement may
also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided
Interests aggregating not less than 66-2/3% of the Invested Amount of each and every Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment under this subsection shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of all of the related Investor Certificate holders; (ii) change the definition of or the manner of calculating the interest of any Investor Certificatehold er of such Series without the consent of the related
Investor Certificateholder or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Cer tificateholders.

               (c)  Notwithstanding anything in this
Section 13.1 to the contrary, the Supplement with respect to any Series may be amended on the items and in accordance with the procedures provided in such Supplement.

               (d)  Promptly after the execution of any
such amendment (other than an amendment pursuant to paragraph (a)), the Trustee shall furnish notification of the substance of such amendment to each Investor
Certificateholder of each Series adversely affected and ten Business Days prior to the proposed effective date for such amendment the Servicer shall furnish notification of the substance of such amendment to each Rating Agency providing a rating for such Series.

               (e)  It shall not be necessary to obtain
the consent of Investor Certificateholders under this
Section 13.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor
Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

               (f)  Any Supplement executed and delivered
pursuant to Section 6.9 and any amendments regarding the addition or removal of Receivables from the Trust as provided in Sections 2.6 or 2.7, executed in accordance with the provisions hereof, shall not be considered amendments to this Agreement for the purpose of subsec tions 13.1(a) and (b).

               (g)  In connection with any amendment, the
Trustee may request an Opinion of Counsel from the Trans feror or Servicer to the effect that the amendment com plies with all requirements of this Agreement. The
Trustee may, but shall not be obligated to, enter into any amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

               Section 13.2  Protection of Right, Title
and Interest to Trust.

               (a)  The Servicer shall cause this
Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders and the Trustee's right, title and interest to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Certificateholders or the Trustee, as the case may be, hereunder to all property comprising the Trust. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferor shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection
13.2(a).

               (b)  Within 30 days after the Transferor
makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph
(a) above materially misleading within the meaning of
Section 9-402(7) of the UCC as in effect in the Relevant
UCC State, the Transferor shall give the Trustee written notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof.

               (c)  Each of the Transferor and the
Servicer will give the Trustee prompt written notice of any relocation of any office from which it services
Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof. Each of the Transferor and the Servicer will at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

               (d)  The Servicer will deliver to the
Trustee on or before March 31 of each year, beginning with March 31, 1996, an Opinion of Counsel, substantially in the form of Exhibit E and upon each date that any Supplemental Accounts are to be included in the Accounts pursuant to subsection 2.6(c) an Opinion of Counsel substantially in the form of Exhibit I.

               Section 13.3  Limitation on Rights of
Certificateholders.

               (a)  The death or incapacity of any
Investor Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

               (b)  No Investor Certificateholder shall
have any right to vote (except with respect to the Investor Certificateholders as provided in Section 13.1 hereof) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as members of an association; nor shall any Investor
Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

               (c)  No Certificateholder shall have any
right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Certificateholder previously shall have given written notice to the Trustee, and unless the Holders of Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series which may be adversely affected but for the institution of such suit, action or proceeding, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indem nity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding;
it being understood and intended, and being expressly covenanted by each Certificateholder with every other
Certificateholder and the Trustee, that no one or more
Certificateholders shall have the right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Certificateholders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Certifi cateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders.
For the protection and enforcement of the provisions of this Section 13.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

               Section 13.4  Governing Law.  THIS
AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS
AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED
IN ACCORDANCE WITH SUCH LAWS.

               Section 13.5  Notices.  All demands,
notices and communications hereunder shall be in writing
and shall be deemed to have been duly given if personally
delivered at, sent by facsimile to, sent by courier at or
mailed by registered mail, return receipt requested, to
(a) in the case of the Transferor to 4400 Baker Road,
Suite F470, Minnetonka, Minnesota, 55343, Attention:
Chief Financial Officer, with a copy to the Servicer as
provided below, (b) in the case of the Servicer, 1455
West 2200 South, Salt Lake City, Utah 84119, Attention:
Treasurer with a copy to 4400 Baker Road, Minnetonka,
Minnesota 55343, Attention:   Treasurer and General Coun
sel, (c) in the case of the Trustee, to the Corporate
Trust Office, (d) in the case of the Enhancement Provider for a particular Series, the address, if any, specified in the Supplement relating to such Series and (e) in the case of the Rating Agency for a particular Series, the address, if any, specified in the Supplement relating to such Series; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Unless otherwise provided with respect to any Series in the related Supplement any notice required or permitted to be mailed to a Certifi cateholder shall be given by first class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register, or with respect to any notice required or permitted to be made to the Holders of Bearer Certificates, by publication in the manner provid ed in the related Supplement. If and so long as any Series or Class is listed on the Luxembourg Stock Ex change and such Exchange shall so require, any Notice to Investor Certificateholders shall be published in an authorized newspaper of general circulation in Luxembourg within the time period prescribed in this Agreement. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

               Section 13.6  Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders thereof.

               Section 13.7  Assignment.  Notwithstanding
anything to the contrary contained herein, except as provided in Section 8.2, this Agreement may not be as signed by the Servicer without the prior consent of Holders of Investor Certificates evidencing Undivided
Interests aggregating not less than 66 2/3% of the In vested Amount of each Series on a Series by Series basis.
Upon such assignment, the Trustee shall provide notice to Moody's in a prompt manner.

               Section 13.8  Certificates Non-Assessable
and Fully Paid. Except to the extent otherwise expressly provided in Section 7.4 with respect to the Transferor, it is the intention of the parties to this Agreement that the Investor Certificateholders shall not be personally liable for obligations of the Trust, that the Undivided
Interests represented by the Certificates shall be non-assessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon authen tication thereof by the Trustee pursuant to Sections 2.1 and 6.2 are and shall be deemed fully paid.

               Section 13.9  Further Assurances.  The
Transferor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables and the other Trust Property for filing under the provisions of the UCC of any appli cable jurisdiction.

               Section 13.10  No Waiver; Cumulative
Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee, any Enhancement
Provider or the Investor Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

               Section 13.11  Counterparts.  This
Agreement may be executed in two or more counterparts
(and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

               Section 13.12  Third-Party Beneficiaries.
This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders and, to the extent provided in the related Supplement, to the Enhancement Provider named therein, and their respective successors and permitted assigns. Except as otherwise provided in this Article XIII, no other Person will have any right or obligation hereunder.

               Section 13.13  Actions by
Certificateholders.

               (a)  Wherever in this Agreement a
provision is made that an action may be taken or a notice, demand or instruction given by Investor
Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholder, unless such provision requires a specific percentage of Investor Certificateholders.

               (b)  Any request, demand, authorization,
direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

               (c)  Any request, demand, authorization,
direction, notice, consent, waiver or other action provided by this Agreement or any Supplement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Transferor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement or any Supplement and conclusive in favor of the Trustee, the Transferor and the Servicer, if made in the manner provided in this Section.

               (d)  The fact and date of the execution by
any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

               Section 13.14  Rule 144A Information.  For
so long as any of the Investor Certificates of any Series or any Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, each of the Transferor, the Servicer, the Trustee and the Enhancement Provider for such Series agree to cooperate with each other to provide to any Investor
Certificateholders of such Series or Class and to any prospective purchaser of Certificates designated by such an Investor Certificateholder upon the request of such Investor Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

               Section 13.15  Merger and Integration.
Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

               Section 13.16  Headings.  The headings
herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                 [End of Article XIII]



                                   IN WITNESS WHEREOF,
the Transferor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.



FINGERHUT FINANCIAL SERVICES RECEIVABLES, INC.
Transferor


By:____________________________________
Name:
Title:


DIRECT MERCHANTS CREDIT CARD BANK, N.A.
Servicer


By:____________________________________
Name:
Title:


THE BANK OF NEW YORK (DELAWARE)
Trustee


By:__________________________________
Name:
Title:




                                                          EXHIBIT A


FORM OF EXCHANGEABLE TRANSFEROR CERTIFICATE

                                                              No. 1
One Unit

            FINGERHUT FINANCIAL SERVICES MASTER TRUST
                     ASSET BACKED CERTIFICATE


THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM REGIS TRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY BE SOLD ONLY PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. A COPY OF THE POOLING AND SERVICING AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

        This Certificate represents an Undivided Interest in the Fingerhut Financial Services Master Trust

Evidencing an undivided interest in a trust, the corpus of which consists of open-end or revolving credit receivables generated from time to time in the ordinary course of business by Direct Merchants Credit Card Bank, N.A. ("DMCCB" or the "Servicer") and other assets and interests constituting the Trust under the Pooling and Servic ing Agreement described below.

         (Not an interest in or a recourse obligation of
         Fingerhut Financial Services Receivables, Inc.,
             Direct Merchants Credit Card Bank, N.A.
               or any Affiliate of either of them.)

          This certifies that FINGERHUT FINANCIAL SERVICES RECEIV ABLES, INC. ("FFSRI," the "Holder" or the "Transferor," as the context requires) is the registered owner of a fractional undivided interest in the Fingerhut Financial Services Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of May 26, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment or Supplement thereto) by and among FFSRI, as Transferor, DMCCB, as the Servicer, and The Bank of New York (Delaware), as Trustee (the "Trustee"), as supplemented by each supplement thereto existing from time to time. The corpus of the Trust will include (i) a portfolio of Receivables (the "Receiv ables") generated from time to time by DMCCB satisfying certain criteria, (ii) all funds to be collected from Obligors in respect of the Receivables, (iii) all right, title, and interest of the Transferor in, to, and under the Purchase Agreement, (iv) the benefit of funds on deposit in the Excess Funding Account, (v) Recoveries, (vi) moneys on deposit in the Pre-Funding Account,
(vii) all proceeds of the foregoing, (viii) all monies and invest ments due or to become due with respect thereto and all amounts received with respect to the Receivables in existence on the Closing Date or generated thereafter, all monies on deposit in the Collection Account, the Interest Funding Account, the Principal Account, the Distribution Account, the Pre-Funding Account and the Excess Funding Account (excluding any investment earnings on such deposited amounts except for such amounts as are on deposit in the Pre-Funding Account and the Excess Funding Account), and all other assets and interests constituting the Trust and (ix) all proceeds of the foregoing.

          To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder by virtue of the acceptance hereof assents and by which the Holder is bound.

          This Certificate has not been registered or qualified under the Securities Act of 1933, as amended, or any state securi ties law. No sale, transfer or other disposition of this Certifi cate shall be permitted other than in accordance with the provi sions of Section 6.3, 6.9 or 7.2 of the Pooling and Servicing Agree ment.

          The Receivables arise generally from revolving consumer credit card accounts.

          This Certificate is the Exchangeable Transferor Certifi cate (the "Certificate"), which represents an undivided interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be paid to the Holder of the Exchange able Transferor Certificate. The aggregate interest represented by this Certificate at any time in the Principal Receivables in the Trust shall not exceed the Transferor Interest at such time. In addition to this Certificate, Series of Investor Certificates will be issued to investors pursuant to the Pooling and Servicing Agreement, each of which will represent an Undivided Interest in the Trust. This Certificate shall not represent any interest in any Enhancement, except to the extent provided in the Pooling and Servicing Agreement. The Transferor Interest on any date of determination will be an amount equal to the aggregate amount of Principal Receivables at the end of the day immediately prior to such date of determination plus amounts on deposit in the Excess Funding Account and Pre-Funding Account (but not including any investment earnings thereon) minus the Aggregate Invested Amount at the end of such day.

          The Servicer shall deposit all Collections in the Collec tion Account as promptly as possible after the Date of Processing of such Collections. Unless otherwise stated in any Supplement, throughout the existence of the Trust, the Servicer shall allocate to the Holder of the Certificate an amount equal to the product of
(A) the Transferor Percentage and (B) the aggregate amount of such Principal Collections and Finance Charge Collections, respectively, in respect of each Monthly Period. Notwithstanding the first sen tence of this paragraph, the Servicer need not deposit this amount or any other amounts so allocated to the Certificate pursuant to the Pooling and Servicing Agreement into the Collection Account and shall pay, or be deemed to pay, such amounts as collected to the Holder of the Certificate.

          DMCCB or any permitted successor or assignee, as Servicer, is entitled to receive as servicing compensation a month ly servicing fee. The portion of the servicing fee which will be allocable to the Holder of the Certificate pursuant to the Pooling and Servicing Agreement will be payable by the Holder of the Certificate and neither the Trust nor the Trustee or the Investor Certificateholders will have any obligation to pay such portion of the servicing fee.

          This Certificate does not represent a recourse obligation of, or any interest in, the Transferor or the Servicer. This Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          Upon the termination of the Trust pursuant to Section
12.1 of the Pooling and Servicing Agreement, the Trustee shall assign and convey to the Holder of the Certificate (without re course, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereaf ter created, and all proceeds relating thereto. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Holder of the Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Cer tificate to be duly executed.


                                                   FINGERHUT
                                FINANCIAL SERVICES RECEIVABLES,
                                INC.


                              By:
                                 Name:
                                 Title:



Date:



                  CERTIFICATE OF AUTHENTICATION

          This is the Exchangeable Transferor Certificate referred to in the within-mentioned Pooling and Servicing Agreement.



                                Authenticating Agent


                              By:
                                 Name:
                                 Title:
                                                          EXHIBIT B


                       FORM OF DAILY REPORT

                         [TO BE SUPPLIED]

                                                          EXHIBIT C


                   FORM OF SETTLEMENT STATEMENT


                         [TO BE SUPPLIED]


                                                          EXHIBIT D


              FORM OF ANNUAL SERVICER'S CERTIFICATE

          FINGERHUT FINANCIAL SERVICES RECEIVABLES, INC.

                  ______________________________

            FINGERHUT FINANCIAL SERVICES MASTER TRUST
                  ______________________________


          The undersigned, a duly authorized representative of Direct Merchants Credit Card Bank, N.A. ("DMCCB"), as Servicer, pursuant to the Pooling and Servicing Agreement dated as of May 26, 1995 (the "Pooling and Servicing Agreement") by and among Fingerhut Financial Services Receivables, Inc. (the "Transferor"), DMCCB, as Servicer and The Bank of New York (Delaware), as trustee (the "Trustee") does hereby certify that:

               1. DMCCB is Servicer under the Pooling and Ser vicing Agreement.

               2. The undersigned is duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Certificate to the Trustee.

               3. This Certificate is delivered pursuant to Sec tion 3.5 of the Pooling and Servicing Agreement.

               4. A review of the activities of the Servicer during (the period from the Closing Date until) (the twelve fiscal month period ended) ________, 19__ was conducted under our supervision.

               5. Based on such review, the Servicer has, to the best of our knowledge, fully performed all its obligations under the Pooling and Servicing Agreement throughout such period and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

               6. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Pooling and Servicing Agreement, including any Supplement, known to us to have been made during such period which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default:

                 [If applicable, insert "None."]

          IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ___ day of ________, ____.


                         DIRECT MERCHANTS CREDIT CARD BANK, N.A.,
                           as Servicer




                         Name:
                         Title:


                                                          EXHIBIT E


                FORM OF ANNUAL OPINION OF COUNSEL


          The opinion set forth below, which is to be delivered pursuant to subsection 13.2(d)(ii) of the Pooling and Servicing Agreement, may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the opinion of counsel delivered on the Initial Closing Date with respect to similar matters.

          No filing or other action, other than such filing or action described in such opinion, is necessary from the date of such opinion through ________ of the following year to continue the perfected status of the interest of the Trust in the collateral described in the financing statements referred to in such opinion.


                                                          EXHIBIT F


               FORM OF RECONVEYANCE OF RECEIVABLES


          RECONVEYANCE OF RECEIVABLES, dated as of _____ __ , 19__ by and between FINGERHUT FINANCIAL SERVICES RECEIVABLES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Transferor"), and The Bank of New York (Delaware), a banking corporation organized and existing under the laws of the State of delaware (the "Trustee") pursuant to the Pooling and Servicing Agreement referred to below.


                       W I T N E S S E T H:

          WHEREAS, the Transferor and the Trustee are parties to the Pooling and Servicing Agreement dated as of May 26, 1995 (here inafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and among the Transferor, Direct Merchants Credit Card Bank, N.A., as Servicer, and the Trustee;

          WHEREAS, pursuant to the Pooling and Servicing Agreement, the Transferor wishes to cause the Trustee to reconvey all of the Receivables and proceeds thereof, whether now existing or hereafter created, from the Trust to the Transferor pursuant to the terms of
Section 12.4 of the Pooling and Servicing Agreement upon termina tion of the Trust pursuant to subsection 12.1(a) of the Pooling and Servicing Agreement (as each such term is defined in the Pooling and Servicing Agreement);

          WHEREAS, the Trustee is willing to reconvey the Receiv ables subject to the terms and conditions hereof;

          NOW THEREFORE, the Transferor and the Trustee hereby agree as follows:

          1. Defined Terms. All terms defined in the Pooling and Servicing Agreement and used herein shall have such defined mean ings when used herein, unless otherwise defined herein.

          "Reconveyance Date" shall mean _____ __, 19__.

          2. Return of Lists of Receivables. The Trustee shall deliver to the Transferor or the bailee of the Transferor, not later than three Business Days after the Reconveyance Date, each and every computer file or microfiche list of Receivables delivered to the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

          3. Conveyance of Receivables. (a) The Trustee does hereby reconvey to the Transferor, without recourse, representation or warranty, on and after the Reconveyance Date, all right, title and interest of the Trust in and to each and every Receivable now existing and hereafter created, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds (as defined in Section 9-306 of the UCC as in effect in the Relevant UCC State) of such Receivables, except for amounts, if any, held by the Trustee pursuant to subsection 12.3(b) of the Pooling and Servicing Agreement.

               (b) In connection with such transfer, the Trustee agrees to execute and deliver to the Transferor on or prior to the date of this Reconveyance, such UCC termination statements as the Transferor may reasonably request, evidencing the release by the Trust of its lien on the Receivables.

          4. Counterparts. This Reconveyance may be executed in two or more counterparts (and by different parties on separate coun terparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          5. Governing Law. THIS RECONVEYANCE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFER ENCE TO ITS CONFLICT OF LAW PROVISIONS.

                                                          EXHIBIT G


                  FORM OF AGREED-UPON PROCEDURES


The Servicer and Trustee will engage a firm of nationally recog nized independent public accountants (who may also render other services to the Servicer or any of its subsidiaries) to perform certain agreed-upon procedures substantially similar to the follow ing:

1) The accountants will obtain the Master Trust schedules showing the daily amount of eligible accounts receivable activity (hereinafter referred to as the "Daily Report") for 5 days within the period and compare amounts set forth on the Daily Report representing sales, cash advances, payments, interest income, and charge offs and miscellaneous charges and adjust ments, with the corresponding amounts set forth in the Servicer's accounts receivable reports and recompute the mathematical accuracy of amounts and percentages within the Daily Report.

2) For 5 days within the period, the accountants will compare the payments appearing on the Servicer's accounts receivable reports to an entry on the relevant Daily Report. The accoun tants will compare the cash transfers indicated on the Daily Reports to entries on the relevant Master Trust bank state ments.

3) The accountants will compare the aggregate customer balances in the "30-59 day delinquent" and "90-119 day delinquent" cate gories as reflected on the monthly Settlement Statement to the corresponding amounts set forth in the Servicer's accounts receivable aging reports as of 3 month-ends within the period.

4) For 5 weekly periods, the accountants will compare the begin ning of week and end of week total receivables balances on the Servicer's accounts receivable reports with the corresponding balances on the corresponding Daily Report and will verify the amounts of the calculation of beginning and ending Principal Receivable balances and beginning and ending Finance Charge Receivables balances on each Daily Report within each weekly period.

5) For 5 days within the period, the accountants will recompute the daily allocation of Principal and Finance Charge Collec tions to each series based upon information appearing on the Daily Reports.

6) For one monthly Settlement Statement during the period, the accountants will compare the amounts and percentages appearing therein to the information appearing in the corresponding Daily Reports for such month.
                                                          EXHIBIT H

    FORM OF ASSIGNMENT OF RECEIVABLES IN SUPPLEMENTAL ACCOUNTS


              ASSIGNMENT No. __ OF RECEIVABLES IN ADDITIONAL ACCOUNTS, dated as of ________ __, ____ by and between FINGERHUT FINANCIAL SERVICES RECEIVABLES, INC., a corpora tion organized under the laws of the State of Delaware (the "Transferor"), to a banking organized and existing under the laws of the State of Delaware (the "Trustee") pursuant to the Pooling and Servicing Agreement referred to below.

                     W I T N E S S E T H:

              WHEREAS, the Transferor and the Trustee are par ties to the Pooling and Servicing Agreement, dated as of May 26, 1995 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agree ment");

              WHEREAS, pursuant to the Pooling and Servicing Agreement, the Transferor wishes to designate Supplemen tal Accounts of the Transferor to be included as Accounts and to convey the Receivables of such Supplemental Ac counts, whether now existing or hereafter created, to the Trust as part of the corpus of the Trust (as each such term is defined in the Pooling and Servicing Agreement); and

              WHEREAS, the Trustee is willing to accept such designation and conveyance subject to the terms and condi tions hereof;

              NOW, THEREFORE, the Transferor and the Trustee hereby agree as follows:

                       (i) Defined Terms. All terms defined in the Pooling and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

                        "Addition Date" shall mean, with
         respect to the Supplemental Accounts designated hereby, ____________, ____.

                        "Notice Date" shall mean, with
         respect to the Supplemental Accounts designated hereby, _________, ______ (which shall be a date on or prior to the fifth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.6(a) of the Pooling and Servicing Agreement and the tenth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.6(b) of the Pooling and Servicing Agreement).

         (ii) Designation of Additional Accounts. The Transferor shall deliver to the Trustee not later than five Business Days after the Addition Date, a computer file or microfiche list containing a true and complete list of each MasterCardr and VISAr account which as of the Addition Date shall be deemed to be an Additional Account, such accounts being identified by account number and by the amount of Receivables in such accounts as of the close of business on the Addition Date. Such list shall be delivered five Business Days after the date of this Agreement and shall be marked as Schedule l to this Assignment and, as of the Addition Date, shall be incorporated into and made a part of this Assignment.

                       (iii)       Conveyance of Receivables.

                   The Transferor does hereby transfer,
    assign, set-over and otherwise convey to the Trustee, on behalf of the Trust, for the benefit of the Certificate holders, without recourse on and after the Addition Date, all right, title and interest of the Transferor in and to the Receivables now existing and hereafter created in the Additional Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables) and all proceeds of such Receivables.

              In connection with such transfer, the Transferor agrees to record and file, at its own expense, a financing statement with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby (which may be a single financing statement with respect to all such Receivables) for the transfer of accounts as defined in Section 9_106 of the UCC as in effect in the State of Delaware meeting the requirements of applicable state law in such manner and such jurisdictions as are necessary to perfect the assignment of such Receivables to the Trust, and to deliver a file-stamped copy of such financing statement or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing) to the Trustee on or prior to the date of this Assignment.

              In connection with such transfer, the Transferor further agrees, at its own expense, on or prior to the date of this Assign ment to indicate in its computer files that Receivables created in connection with the Additional Accounts designated hereby have been transferred to the Trust pursuant to this Assignment for the benefit of the Certificateholders.

                        The Transferor hereby grants and
         transfers to the Trustee, for the benefit of the Certificateholders, a first priority perfected security interest in all of the Transferor's right, title and interest in, to and under the Receivables now existing and hereafter created and arising in connection with the Additional Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables) and all proceeds of such Receivables, and that this Assignment shall constitute a security agreement under applicable law.

                            (iv) Acceptance by Trustee. The Trustee hereby acknowledges its acceptance on behalf of the Trust for the benefit of the Certificateholders of all right, title and interest previously held by the Transferor in and to the Receivables now existing and hereafter created, and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Certificateholders.

              (v) Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Trust as of the Addition Date:

              Legal Valid and Binding Obligation. This Assignment consti tutes a legal, valid and binding obligation of the Transferor en forceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankrupt cy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

              Eligibility of Accounts and Receivables.  Each Additional
              Account designated hereby is an Eligible Account and each Receiv able in such Additional Account is an Eligible Receivable. No selection procedures believed by the Transferor to be materially ad verse to the interests of the Investor Certificateholders were utilized in selecting the Additional Accounts from the available Eligible Accounts, provided, that, the selection of newly origi nated Accounts is deemed not to be materially adverse to the interests of the Investor Certificateholders.

                   Insolvency.  The Transferor is not insolvent and, after
              giving effect to the conveyance set forth in Section 3 of this As signment, will not be insolvent.

              Security Interest. This Assignment constitutes either (i) a valid transfer and assignment to the Trust of all right, title and interest of the Transferor in and to Receivables now existing and hereafter created in the Additional Accounts designated hereby, and all proceeds (as defined in the UCC as in effect in the State of Delaware) of such Receivables, and such Receivables and any proceeds thereof will be held by the Trust free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates except for (x) Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement, (y) the interest of the Holder of the Exchangeable Transferor Certificate and (z) the Transferor's right to receive interest accruing on, and investment earnings in respect of, the Finance Charge Account and the Princi pal Account as provided in the Pooling and Servicing Agreement; or
              (ii) a grant of a security interest (as defined in the UCC as in effect in the State of Delaware) in such property to the Trust, which is enforceable with respect to the existing Receivables of the Additional Accounts designated hereby and the proceeds (as de fined in the UCC as in effect in the State of Delaware) thereof upon the conveyance of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter created in respect of Additional Accounts designated hereby and the proceeds (as defined in the UCC as in effect in the State of Dela ware) thereof upon such creation; and provided, further, that if this Assignment constitutes the grant of a security interest to the
              Trust in such property pursuant to subsection (ii) above, upon the filing of a financing statement described in Section 3 of this As signment with respect to the Additional Accounts designated hereby and in the case of the Receivables of such Additional Accounts thereafter created and the proceeds (as defined in the UCC as in effect in the State of Delaware) thereof upon such creation, the Trust shall have a first priority perfected security interest in such property, except for Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement.

         (vi) Conditions Precedent. The acceptance by the Trustee set forth in Section 4 and the amendment of the Pooling and Servicing Agreement set forth in Section 7 are subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

            Officer's Certificate.  The Transferor shall have delivered to the Trustee a certificate of a Vice President or more senior officer substantially in the for: of Schedule 2 hereto, certifying that (i) all requirements set forth in Section 2.6 of the Pooling and Servicing Agreement for designating Additional Accounts and conveying the Principal Receivables of such Accounts, whether now existing or hereafter created, have been satisfied and (ii) each of the representations and warranties made by the Transferor in
           Section 5 is true and correct as of the Addition Date.  The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, end shall incur no liability In so relying.

                 Opinion of Counsel.  The Transferor shall have delivered to the Trustee an Opinion of Counsel with respect to the Additional Ac counts designated hereby substantially in the form of Exhibit I to the Pooling and Servicing Agreement.

                    Additional Information.  The Transferor shall have delivered to the Trustee such information as was reasonably requested by the Trustee to satisfy itself as to the accuracy of the representation and warranty set forth in subsection 5(d) to this Agreement.

              (vii) Amendment of the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is hereby amended to provide that all references therein to the "Pooling and Servicing Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Pooling and Servicing Agreement as supplemented by this Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Pooling and Ser vicing Agreement.

         (viii) Counterparts. This Assignment may be executed in two or more counterparts (and by different parties on separate counter parts), each of which shall be an original, but all of which togeth er shall constitute one and the same instrument.

          (ix) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS.

                   IN WITNESS WHEREOF, the undersigned have caused this Assignment of Receivables in Additional
    Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                                FINGERHUT FINANCIAL SERVICES
                                 RECEIVABLES, INC.


                                 By:
                                      Name:
                                 Title


                                THE BANK OF NEW YORK
                                 (DELAWARE)


                                 By:
                                      Name:
                                 Title:


                                                  Schedule 1

    to Assignment of

    Receivables in

    Supplemental Accounts



    SUPPLEMENTAL ACCOUNTS

                                                  Schedule 2

    to Assignment of

    Receivables in

    Supplemental Accounts



    Fingerhut Financial Services Receivables,Inc.

    Fingerhut Financial Services Master Trust

    Officer's Certificate



    ____________________, a duly authorized officer of Fingerhut Financial Services Receivables, Inc., a Dela ware corporation (the "Transferor"), hereby certifies and acknowledges on behalf of the Bank that to the best of his knowledge the following statements are true on ______, ____, (the "Addition Date"), and acknowledges on behalf of the Bank that this Officer's Certificate will be relied upon by ______________ as Trustee (the "Trust ee") of the Fingerhut Financial Services Master Trust in connection with the Trustee entering into Assignment No. of Receivables in Supplemental Accounts, dated as of the Addition Date (the "Assignment"), by and between the Bank and the Trustee, in connection with the Pooling and Servicing Agreement, dated as of _________, 1995, as heretofore supplemented and amended (the "Pooling and Servicing Agreement") pursuant to which the Transferor and the Trustee are parties. The undersigned hereby cer tifies and acknowledges on behalf of the Bank that:

          On or prior to the Addition Date, the Bank has delivered to the Trustee the Assignment (including an acceptance by the Trustee on behalf of the Trust for the benefit of the Investor Certificateholders) and the Bank has indicated in its computer files that the Receivables created in connection with the Supplemental Accounts have been transferred to the Trust and within five Business Days after the Addition Date the Bank shall deliver to the Trustee a [computer file or] microfiche list containing a true and complete list of all Supplemental Accounts identified by account number and the aggregate amount of the Receivables in such Supplemental Accounts as of the Addition Date, which computer file or microfiche list shall be as of the date of such Assignment, incorporated into and made a part of such Assignment and the Pooling and Servicing Agreement.

          Legal Valid and Binding Obligation. The Assignment consti tutes a legal, valid and binding obligation of the Bank, enforce able against the Bank in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          Accounts. Each Supplemental Account designated Pursuant to the Assignment is an Eligible Account. No selection procedures believed by the Bank to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Addi tional Accounts from the available Eligible Accounts, provided, that, the selection of newly originated Accounts is deemed not to be materially adverse to the interests of the Investor Certificateholders.

          Insolvency. The Bank is not insolvent and, after giving effect to the conveyance set forth in Section 3 of the Assignment, will not be insolvent.

          Security Interest. The Assignment constitutes either (i) a valid transfer and assignment to the Trust of all right, title and interest of the Bank in and to Receivables now existing and hereafter created in the Supplemental Accounts designated pursuant to the Assignment and all proceeds (as defined in the UCC as in effect in the State of Delaware) of such Receivables, and such Re ceivables and any proceeds thereof will be held by the Trust free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates except for (x) Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement, (y) the interest of the Bank as holder of the Exchangeable Transferor Certificate and (z) the Bank's right to receive interest accruing on, and investment earnings in respect of, the Finance Charge Account and the Principal Account or any Series Account as provided in the Pooling and Servicing Agreement and any Supplement; or (ii) a grant of a security interest (as defined in the UCC as in effect in the State of Delaware) in such property to the Trust, which is enforceable with respect to the existing Receivables of the Additional Accounts designated pursuant to the Assignment and the proceeds (as defined in the UCC as in effect in the State of Delaware) thereof upon the conveyance of such Receivables to the Trust, and which will be enforceable with respect to the Receiv ables thereafter created in respect of Additional Accounts designated pursuant to the Assignment and the proceeds (as defined in the UCC as in effect in the State of Delaware) thereof upon such creation; and provided, further, that if the Assignment constitutes the grant of a security interest to the Trust in such property pursuant to subsection (ii) above, upon the filing of a financing statement described in Section 3 of the Assignment with respect to the Additional Accounts designated pursuant to the Assignment and in the case of the Receivables of such Additional Accounts thereaf ter created and the proceeds (as defined in the UCC as in effect in the State of Delaware) thereof upon such creation, the Trust shall have a first priority perfected security Interest in such property, except for Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement.

          Requirements of Pooling and Servicing Agreement. All requirements set forth in Section 2.6 of the Pooling and Servicing Agreement for designating Additional Accounts and conveying the Principal Receivables of such Accounts, whether now existing or hereafter created, have been satisfied.

                  Initially capitalized terms used herein
    and not otherwise defined are used as defined in the Pooling and Servicing Agreement.

                  IN WITNESS WHEREOF, I have hereunto set my hand this ___________ day of ________ ____.


                                FINGERHUT FINANCIAL SERVICES
                                 RECEIVABLES, INC.


                                 By:
                                      Name:
                                 Title:

                                                   EXHIBIT I



    FORM OF OPINION OF COUNSEL REGARDING SUPPLEMENTAL AC
    COUNTS



    PROVISIONS TO BE INCLUDED IN OPINION OF COUNSEL

    TO BE DELIVERED PURSUANT TO SECTION 2.6(d)(vi)

    OF THE POOLING AND SERVICING AGREEMENT



    The opinions set forth below may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the opinion of the Transferor's counsel with respect to similar matters delivered on the Closing Date. Such counsel may rely as to factual matters on certificates of officers of the Transferor and the Servicer.


    (i) The Assignment has been duly authorized, executed and delivered by the Transferor and constitutes the valid and legally binding agreement of the Transferor, enforce able against the Transferor in accordance with its terms, except (x) to the extent that the enforceability thereof may be limited by (a) bankruptcy, insolvency, receiver ship, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and the rights of creditors of Delaware char tered banks as the same may be applied in the event of the bankruptcy, insolvency, receivership, reorganization, moratorium or other similar event in respect of the Trans feror, and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

    _               The provisions of the Pooling and Servicing
    Agreement are effective to create, in favor of the Trustee, a valid security interest (as such term is defined in Section 1-201(37) of the Delaware UCC) in all of the Transferor's right, title and inter est in that portion of the Receivables which constitutes accounts, general intangibles or chattel paper under the Delaware UCC and pro ceeds thereof which security interest if characterized as a transfer for security will secure all Secured Obligations and which security interest if characterized as a sale of accounts will constitute a valid sale of all of the Transferor's right, title and interest in and to the Receivables and the proceeds thereof.

    _               A Uniform Commercial Code financing statement
    having been filed in the appropriate recording offices, the securi ty interest (as such term is defined in Section 1-201(37) of the Relevant UCC) in favor of the Trustee in the Receivables and proceeds thereof has been perfected, and under the Relevant UCC no other security interest of any other creditor of the Transferor will be equal or prior to the security interest of the Trustee in such Receivables and the proceeds thereof.
_
                                                            EXHIBIT J


          FORM OF REASSIGNMENT OF RECEIVABLES

                                   REASSIGNMENT NO.
OF RECEIVABLES, dated as of                ,      , by
and between FINGERHUT FINANCIAL SERVICES RECEIVABLES,
INC., a corporation organized and existing under the laws of the States of Delaware (the "Transferor"), and THE
BANK OF NEW YORK (DELAWARE), a banking corporation orga nized under the laws of the State of Delaware (the
"Trustee") pursuant to the Pooling and Servicing Agree ment referred to below.

                              W I T N E S S E T H

                                   WHEREAS, the
Transferor and the Trustee are parties to the Pooling and Servicing Agreement, dated as of May 26, 1995
(hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and among the Transferor, Federated Department Stores, Inc.
as Servicer, and the Trustee;

                                   WHEREAS, pursuant to
Section 2.7 of the Pooling and Servicing Agreement, the
Transferor wishes to remove all Receivables from certain designated Accounts (collectively, the "Removed
Accounts") and to cause the Trustee to reconvey the Receivables of such Removed Accounts, whether now existing or hereafter created, from the Trust to the Transferor (as each such term is defined in the Pooling and Servicing Agreement); and

                                   WHEREAS, the Trustee
is willing to accept such designation and to reconvey the Receivables in the Removed Accounts subject to the terms and conditions hereof.

                                   NOW THEREFORE, the
Transferor and the Trustee hereby agree as follows:

          (x) Defined Terms. All terms defined in the Pooling and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

              "Removal Date" shall mean, with respect to
the Removed Accounts designated hereby,            ,    .

              "Removal Notice Date" shall mean, with
respect to the Removed Accounts designated hereby,
,      (which shall be a date on or prior to the fifth
Business Day prior to the Removal Date).

          (xi) Designation of Removed Accounts. The Transferor shall deliver to the Trustee or the bailee of the Trustee, not later than five Business Days after the Removal Date, a computer file or microfiche list contain ing a true and complete list of each revolving consumer credit card account which as of the Removal Date shall be deemed to be a Removed Account, such accounts being identified by account number and by the aggregate amount of Receivables in such accounts as of the close of busi ness on the Removal Date. Such list shall be marked as
Schedule 1 to this Reassignment and shall be incorporated into and made a part of this Reassignment as of the Removal Date.

          (xii)       Conveyance of Receivables

          _     The Trustee does hereby reconvey to the Transferor,
without recourse, representation or warranty, on and after the Removal Date, all right, title and interest of the Trust in and to the Receivables now existing and hereafter created in the Removed Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables) and all proceeds (as defined in Section 9-306 of the UCC as in effect in the [Relevant UCC State]) of such Receiv ables.

          _      In connection with such transfer, the Trustee
agrees to execute and deliver to the Transferor on or prior to the date of this Reassignment, a termination statement with respect to the Receivables now existing and hereafter created in the Removed Accounts designated hereby evidencing the release by the Trust of its Lien on the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such Lien.

          (xiii)      Representations and Warranties of the
Transferor. The Transferor hereby represents and war rants to the Trust as of the Removal Date:

               _      Legal, Valid and Binding Obligation.  This
Reassignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such en forceability may be limited by general principles of equity (whether considered in a suit at law or in equi ty).

               _      Selection Procedures.  No selection procedures
believed by the Transferor to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Removed Accounts designated hereby.

          (xiv)       Conditions Precedent.  The amendment of the
Pooling and servicing Agreement set forth in Section 6 hereof is subject to the satisfaction, on or prior to the Removal Date, of the following condition precedent:

                   The Transferor shall have delivered to
the Trustee an Officer's Certificate certifying that (i) as of the Removal Date, all requirements set forth in Sec tion 2.7 of the Pooling and Servicing Agreement for designating Removed Accounts and reconveying the Receiv ables of such Removed Accounts, whether now existing or hereafter created, have been satisfied, and (ii) each of the representations and warranties made by the Transferor in Section 4 hereof is true and correct as of the Removal
Date. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inqui ries with regard to the matters set forth therein and shall incur no liability in so relying.

          (xv) Amendment of the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is hereby amended to provide that all references therein to the "Pooling and Servicing Agreement", to "this Agreement" and "herein" shall be deemed from and after the Removal Date to be a dual reference to the Pooling and Servicing Agreement as supplemented by this Reassignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as ex pressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to non-compliance with any term or provision of the Pooling and Servicing Agreement.

          (xvi)       Counterparts.  This Reassignment may be
executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          (xvii)      Governing Law.  THIS REASSIGNMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVI
SIONS.

              IN WITNESS WHEREOF, the undersigned have caused this Reassignment of Receivables to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                        FINGERHUT FINANCIAL SERVICES
RECEIVABLES INC.

                        By:
                           Name:
                           Title:


                        THE BANK OF NEW YORK (DELAWARE)
                        as Trustee,

                        By:
                           Name:
                           Title:







         FINGERHUT FINANCIAL SERVICES RECEIVABLES, INC.

                                   Transferor

                                   DIRECT MERCHANTS CREDIT CARD BANK,
N.A.

                                   Servicer


                                   and


                                   THE BANK OF NEW YORK (DELAWARE)

                                   Trustee


                                   on behalf of Certificateholders

                                   of the Fingerhut Financial
Services Master Trust




                                   POOLING AND SERVICING AGREEMENT

                                   Dated as of May 26, 1995








TABLE OF CONTENTS

ARTICLE I

DEFINITIONS


Section 1.1 Definitions.
Section 1.2     Other Definitional Provisions

ARTICLE II

CONVEYANCE OF RECEIVABLES;
ISSUANCE OF CERTIFICATES                                      28


Section 2.1 Conveyance of Receivables                         28
Section 2.2 Acceptance by  Trustee                            30
Section 2.3 Representations and Warranties of the Transferor  30
Section 2.4 Representations and Warranties of the Transferor
Relating to the Agreement and the Receivables                 34
Section 2.5     Covenants of the Transferor                   40
Section 2.6             Addition of Accounts                  42
Section 2.7              Removal of Accounts                  48
Section 2.8                  Discount Option                  50
Section 2.9  Covenants of the Transferor with Respect to the
             Purchase Agreement                               51

     ARTICLE III

     ADMINISTRATION AND SERVICING
     OF RECEIVABLES                                            53


Section 3.1          Acceptance of Appointment and Other Matters
                     Relating to the Servicer                  53
Section 3.2 Servicing Compensation                             54
Section 3.3 Representations and Warranties of the Servicer     56
Section 3.4 Reports and Records for the Trustee                59
Section 3.5 Annual Servicer's Certificate                      61
Section 3.6 Annual Independent Accountants' Servicing Report   62
Section 3.7 Tax Treatment                                      62
Section 3.8 Adjustments                                        63
Section 3.9 Notices to DMCCB                                   64

     ARTICLE IV

     RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
     AND APPLICATION OF COLLECTIONS                            65


Section 4.1 Rights of Certificateholders                       65
Section 4.2        Establishment of Accounts                   65
Section 4.3      Collections and Allocations                   69

     ARTICLE V

     [ARTICLE V IS RESERVED AND SHALL BE SPECIFIED IN ANY SUPPLEMENT
WITH RESPECT TO ANY SERIES]                                    73

     ARTICLE VI

     THE CERTIFICATES                                          74


Section 6.1 The Certificates                                   74
Section 6.2 Authentication of Certificates                     75
Section 6.3 Registration of Transfer and Exchange of
            Certificates                                       75
Section 6.4 Mutilated, Destroyed, Lost or Stolen Certificates  80
Section 6.5 Persons Deemed Owners                              81
Section 6.6 Appointment of Paying Agent                        82
Section 6.7 Access to List of Certificate-holders'
            Names and Addresses                                83
Section 6.8 Authenticating Agent                               84
Section 6.9 Tender of Exchangeable Transferor  Certificate     85
Section 6.10 Book-Entry Certificates                           90
Section 6.11 Notices to Clearing Agency                        91
Section 6.12 Definitive Certificates                           91
Section 6.13 Global Certificate; Euro-Certificate Exchange Date 92
Section 6.14 Meetings of Certificateholders                    92

     ARTICLE VII

     OTHER MATTERS RELATING TO THE TRANSFEROR                  94


Section 7.1 Liability of the Transferor                        94
Section 7.2 Merger or Consolidation of, or Assumption of
            the Obligations of, the Transferor                 94
Section 7.3 Limitation on Liability                            95
Section 7.4 Liabilities                                        96

     ARTICLE VIII

     OTHER MATTERS RELATING
     TO THE SERVICER                                           98


Section 8.1 Liability of the Servicer                          98
Section 8.2 Merger or Consolidation of, or Assumption of the
            Obligations of, the Servicer                       98
Section 8.3 Limitation on Liability of the Servicer and Others     99
Section 8.4 Servicer Indemnification of the Transferor, the
            Trust and the Trustee                              100
Section 8.5 The Servicer Not to Resign                         101
Section 8.6 Access to Certain Documentation and Information
            Regarding the Receivables                          102
Section 8.7 Delegation of Duties                               102

     ARTICLE IX

     PAY OUT EVENTS                                           104


Section 9.1  Pay Out Events                                   104
Section 9.2  Additional Rights Upon the Occurrence of Certain
             Events                                           105

     ARTICLE X

     SERVICER DEFAULTS                                        108


Section 10.1 Servicer Defaults                                108
Section 10.2 Trustee to Act; Appointment of Successor         111
Section 10.3 Notification to Certificateholders               114
Section 10.4 Waiver of Past Defaults                          114

     ARTICLE XI

     THE TRUSTEE                                              115


Section 11.1 Duties of Trustee                                115
Section 11.2 Certain Matters Affecting the Trustee            117
Section 11.3 Trustee Not Liable for Recitals in Certificates  119
Section 11.4     [Reserved]                                   120
Section 11.5 The Servicer to Pay Trustee's Fees and Expenses  120
Section 11.6 Eligibility Requirements for Trustee             121
Section 11.7 Resignation or Removal of Trustee                121
Section 11.8 Successor Trustee                                123
Section 11.9 Merger or Consolidation of Trustee               123
Section 11.10 Appointment of Co-Trustee or Separate Trustee   124
Section 11.11 Tax Returns                                     125
Section 11.12 Trustee May Enforce Claims Without Possession
              of Certificates                                 126
Section 11.13 Suits for Enforcement                           126
Section 11.14 Rights of Certificateholders to Direct Trustee  127
Section 11.15 Representations and Warranties of Trustee       127
Section 11.16 Maintenance of Office or Agency                 128

     ARTICLE XII

     TERMINATION                                              129


Section 12.1  Termination of Trust                            129
Section 12.2  Optional Termination                            131
Section 12.3  Final Payment with Respect to any Series        132
Section 12.4 Termination Rights of Holder of Exchangeable
             Transferor Certificate                           134

     ARTICLE XIII

     MISCELLANEOUS PROVISIONS                                 135


Section 13.1  Amendment                                       135
Section 13.2  Protection of Right, Title and Interest to Trust137
Section 13.3 Limitation on Rights of Certificateholders       139
Section 13.4 Governing Law                                    140
Section 13.5 Notices                                          140
Section 13.6 Severability of Provisions                       141
Section 13.7 Assignment                                       141
Section 13.8 Certificates Non-Assessable and Fully Paid       141
Section 13.9 Further Assurances                               142
Section 13.10 No Waiver; Cumulative Remedies                  142
Section 13.11 Counterparts                                    142
Section 13.12 Third-Party Beneficiaries                       142
Section 13.13 Actions by Certificateholders                   143
Section 13.14 Rule 144A Information                           143
Section 13.15 Merger and Integration                          144
Section 13.16 Heading                                         144


Exhibit A      Form of Exchangeable Transferor Certificate
Exhibit B      Form of Daily Report
Exhibit C      Form of Settlement Statement
Exhibit D      Form of Annual Servicer's Certificate
Exhibit E      Form of Annual Opinion of Counsel
Exhibit F      Form of Reconveyance of Receivables
Exhibit G      Form of Agreed-Upon Procedures
Exhibit H      Form of Assignment of Receivables in
               Supplemental Accounts
Exhibit I      Form of Opinion of Counsel Regarding
               Supplemental Accounts
Exhibit J      Form of Reassignment